485BPOS

As filed with the Securities and Exchange Commission on April 30, 2018

1933 Act Registration Number: 033-53698

1940 Act Registration Number: 811-07322

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 95	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 96

(Check appropriate box or boxes.)

The Integrity Funds

(Exact name of Registrant as Specified in Charter)

1 North Main Street, Minot, North Dakota	58703
(Address of principal offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code 701-852-5292

Shannon D. Radke, 1 North Main Street, Minot, ND 58703

(Name and Address of Agent for Service)

With Copies to:

Deborah B. Eades, Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601

Approximate Date of Proposed Public Offering As soon as practicable after effectiveness

It is proposed that this filing will become effective (check appropriate box)

X	immediately upon filing pursuant to paragraph (b)

on (date), pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

on (date), pursuant to paragraph (a)(1)

75 days after filing pursuant to paragraph (a)(2)

on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

April 30, 2018

THE INTEGRITY FUNDS
Class A, Class C and Class I Shares

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND
TICKER (CLASS A): ICPAX
TICKER (CLASS C): ICPUX
TICKER (CLASS I): ICWIX

INTEGRITY GROWTH & INCOME FUND
TICKER (CLASS A): IGIAX
TICKER (CLASS C): IGIUX
TICKER (CLASS I): IGIVX

INTEGRITY HIGH INCOME FUND
TICKER (CLASS A): IHFAX
TICKER (CLASS C): IHFCX
TICKER (CLASS I): IHFIX

INTEGRITY DIVIDEND HARVEST FUND
TICKER (CLASS A): IDIVX
TICKER (CLASS C): IDHCX
TICKER (CLASS I): IDHIX

INTEGRITY ENERGIZED DIVIDEND FUND
TICKER (CLASS A): NRGDX
TICKER (CLASS C): NRGUX
TICKER (CLASS I): NRIGX

PROSPECTUS

This prospectus is intended to provide important information to help you evaluate whether The Integrity Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how The Integrity Funds can help you achieve your financial goals, call Integrity Funds Distributor, LLC at 800-276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND—FUND SUMMARY	1
INTEGRITY GROWTH & INCOME FUND—FUND SUMMARY	6
INTEGRITY HIGH INCOME FUND—FUND SUMMARY	11
INTEGRITY DIVIDEND HARVEST FUND—FUND SUMMARY	15
INTEGRITY ENERGIZED DIVIDEND FUND—FUND SUMMARY	20

ADDITIONAL INFORMATION—INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS	25

PORTFOLIO HOLDINGS DISCLOSURE	40

FUND MANAGEMENT	40
Investment Adviser	40
Portfolio Managers—WB/MNAS Fund, Growth & Income Fund, Dividend Harvest Fund, and Energized Dividend Fund	42
Sub-Adviser and Portfolio Managers—High Income Fund	43
Additional Information about Portfolio Managers	43
Manager-of-Managers	44

THE SHARES OFFERED	44
Class A Shares	44
Class C Shares	45
Class I Shares	46

HOW TO REDUCE YOUR SALES CHARGE	47
Class A Sales Charge Reductions	47
Class A Sales Charge Waivers	48

HOW TO BUY SHARES	48
Minimum Investments and Share Price	49

IMPORTANT INFORMATION ABOUT PURCHASES	49
USA PATRIOT Act	49
Purchases Made Through a Financial Adviser	50
Monthly Systematic Investing—The Monthomatic Investment Plan	51

SPECIAL SERVICES	51
Exchange Privilege	51
Share Class Conversions	51
Reinstatement Privilege	52
Telephone Privileges	52

HOW TO SELL SHARES	52
Systematic Withdrawal Program	53

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	53
Market Timing	53

DISTRIBUTIONS	55
Dividends and Distributions	55
Reinvestment Options	55

FEDERAL TAX MATTERS	55

NET ASSET VALUE	58

FUND SERVICE PROVIDERS	59

CERTAIN FEES PAID TO FINANCIAL INTERMEDIARIES	59

SHAREHOLDER INQUIRIES AND MAILINGS	59

FINANCIAL HIGHLIGHTS	59

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND
FUND SUMMARY

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “The Shares Offered; Class A Shares” on page 44 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 47 of the prospectus and “Purchase and Redemption of Shares” on page B-50 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.50%	1.00%	None
Other Expenses	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	1.47%	1.97%	0.97%

Example

This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	Class A Shares	Class C Shares	Class I Shares	Class A Shares	Class C Shares	Class I Shares
1 Year	$ 643	$ 302	$ 99	$ 643	$ 202	$ 99
3 Years	$ 951	$ 637	$ 313	$ 951	$ 637	$ 313
5 Years	$1,291	$1,116	$ 549	$1,291	$1,116	$ 549
10 Years	$2,300	$2,540	$1,251	$2,300	$2,540	$1,251

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.31% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the stock of domestic and foreign issuers that are participating or benefitting from the development of the resources in the Williston Basin area (as described below) and/or Mid-North America area, encompassing the states of Arkansas, Colorado, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin, and Wyoming; and the Canadian provinces of Alberta, Manitoba, and Saskatchewan (herein referred to as the “Region”); the “Williston Basin area” specifically encompasses western North Dakota, northwestern South Dakota, eastern Montana, the southern portion of the Canadian province of Saskatchewan, and the southwestern portion of the Canadian province of Manitoba. To pursue this strategy, the Fund invests primarily in companies that are (i) headquartered or maintain their principal place of business in the Region, or (ii) during the issuer’s most recent fiscal year, derived at least 50% of their revenues from goods produced or sold, investments made, or services performed in the Region, or (iii) during the issuer’s most recent fiscal year, have at least 50% of their assets in the Region, each as determined at the time of purchase.

The Fund may invest in companies of any size. The companies in which the Fund invests may include smaller companies that have recently commenced operations and do not have significant revenues. The Fund’s investment adviser, Viking Fund Management, LLC (the “Investment Adviser”), will invest a significant amount of the Fund’s assets (although not exclusively) in companies it believes to have investment potential in the natural resources area (primarily energy and to a lesser extent, agribusiness, precious metals, and metals and mining), as well as in the companies that serve these sectors and/or service the Region. In connection with investing in companies engaged in the energy sector, the Fund may invest in companies that engage in hydraulic fracturing (which involves the injection of water, sand and chemicals under pressure into rock formations to stimulate oil or natural gas production). The Fund will invest primarily in the securities of U.S. issuers, but it may also invest in the securities of foreign issuers. The Fund’s investments in the securities of foreign issuers are typically in the form of depositary receipts, such as American Depositary Receipts (“ADRs”).

The Fund’s portfolio management team considers a variety of factors when choosing investments for the Fund such as: (i) identifying companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market; and/or (ii) identifying companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The Fund’s portfolio management team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate, at times dramatically, and the Fund’s share price and the value of your investment may change. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Style Risk: The Fund is managed according to an investment strategy that at times reflects either growth or value style investing, and therefore is subject to the risks associated with these styles. One risk is that a growth investing style may fall out of favor with investors for a period of time during which the Fund may underperform other funds that employ a different style. In addition, growth stocks typically are more volatile than value stocks due to their relatively high valuations and sensitivity to investor perceptions of the issuer’s growth potential. As a result, the price of a growth stock may experience a larger decline on a forecast of lower earnings or other negative development, than would a value stock. Furthermore, because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the Fund. Additionally, the events that the Investment Adviser believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level.

Geographic or Regional Risk: The Fund is managed to take advantage of what the Investment Adviser views as unique opportunities within the Region. The geographic limitations of such an approach pose special risks that should be understood by investors. Geographic limitations prevent the Fund from investing in other places where the opportunities may be greater. The economy of the Region may underperform that of other areas, creating a drag on performance relative to more geographically diverse funds. Moreover, the Fund will be more susceptible to events negatively affecting the Region than more geographically diverse funds. The geographic limitation may limit the degree of business diversification of the Fund, thus making returns more volatile than in more geographically diversified investments.

Sector and Sector Weightings Risk: Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. Since the Fund invests significantly in relatively few sectors, primarily the energy sector, it has more exposure to the price movements of this sector than funds that diversify their investments among many sectors.

Risks of the Energy Sector: The Fund may invest significantly in securities of companies in the energy sector. The energy sector is often cyclical and highly dependent on commodities prices. Securities prices for companies in the energy sector are affected by a variety of factors related to worldwide energy prices, exploration costs, energy conservation efforts and production spending. The performance of these companies and the prices of these securities are subject to changes in currency exchange rates, government regulation, world events and weather, depletion of natural resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. The price of oil, natural gas and other fossil fuels could decline significantly and experience significant volatility, and adversely impact companies operating in the energy sector. Further, companies in the energy sector may be at an increased risk of civil liability and environmental damage claims, and are also subject to the risk of loss from terrorism.

Regulatory Risk: The Fund may invest in companies that are subject to significant federal, state, and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained, and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions, or both. Stricter laws, regulations, or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of a significant number of the companies in which the Fund invests.

Risks of Legislation and Regulatory Initiatives Relating to Hydraulic Fracturing: The Fund may invest in companies that engage in hydraulic fracturing. Federal, state, and local legislation and regulatory initiatives relating to hydraulic fracturing (also referred to as “fracing”) could result in increased costs and additional operating restrictions or delays affecting a significant portion of the companies in which the Fund invests. Any federal, state or local laws, implementing regulations or other legal requirements imposing disclosure, regulatory or reporting obligations on, or otherwise limiting, the hydraulic fracturing process, may make it more difficult and expensive to perform hydraulic fracturing, which, for affected companies, could result in limitations on the productive capability of certain oil and gas wells, operational delays, and increased costs of compliance and doing business and, in addition, could adversely affect the value of such companies’ securities.

Risks of the Agribusiness Sector: The Fund may invest in companies involved in agribusiness. Companies involved in agribusiness are subject to numerous risks, including cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, weather conditions, quotas, product liability litigation, and governmental policies, regulation and subsidies. Generally, agribusiness is affected by the economic health of consumers. A weak economy and its effect on consumer spending would adversely affect agribusiness companies. Other risks of the agribusiness sector include consolidation, domestic and international politics, and excess capacity. In addition, agribusiness companies may be significantly affected by volatility of commodity prices, import controls, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Risks of Foreign Securities (including Depositary Receipts): The Fund may invest in securities of non- U.S. issuers, which have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non domestic persons such as the Fund, less regulation, less information, currency fluctuations, and interruptions in currency flow. The Fund’s investments in foreign securities are typically in the form of sponsored or unsponsored depositary receipts, such as ADRs , which are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Liquidity Risk: Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The table below shows the Fund’s average annual total returns for 1, 5, and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance as well as a more specialized index comprised of companies included in the S&P Composite 1500 that are members of the energy sector. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

Effective November 10, 2008, the Fund changed its name from the Integrity Small Cap Growth Fund to the Williston Basin/Mid-North America Stock Fund. The Fund’s principal investment strategies were also changed significantly. With respect to periods prior to November 10, 2008, the performance figures included reflect the performance of the Fund prior to these changes.

Since August 1, 2009, the Fund has been managed by Viking Fund Management, LLC. The results from September 19, 2003 until July 31, 2009 were achieved while the Fund was managed by Integrity Money Management, Inc.

The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, if any, that were in effect for the periods shown, which would reduce returns for such periods.

During the ten-year period shown in the bar chart, the highest return for a quarter was 29.97% (quarter ended December 31, 2010) and the lowest return for a quarter was -28.30% (quarter ended September 30, 2011).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class C and Class I shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown here. After-tax returns shown here are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The total returns below reflect current sales charges.

Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years	Since Inception
Class A (inception date: April 5, 1999)
Return Before Taxes	-12.08%	1.15%	4.70%	6.33%
Return After Taxes on Distributions	-12.11%	0.58%	4.40%	4.87%
Return After Taxes on Distributions and Sale of Fund Shares	-6.82%	0.83%	3.73%	5.20%

Class C (inception date: May 1, 2014)
Return Before Taxes	-8.73%	N/A	N/A	-7.10%

Class I (inception date: August 1, 2016)
Return Before Taxes	-6.92%	N/A	N/A	11.73%

S&P Composite 1500® TR Index*	21.13%	15.74%	8.69%	6.35%

S&P Composite 1500 Energy TR Index*	-2.05%	2.05%	0.85%	8.01%

*	Reflects no deduction for fees, expenses, or taxes.

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Monte Avery	Since February 2010	Senior Portfolio Manager
Shannon Radke	Since February 2010	Senior Portfolio Manager
Michael Morey	Since May 2013	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INTEGRITY GROWTH & INCOME FUND—FUND SUMMARY

Investment Objectives

The Fund seeks to provide long-term growth of capital with dividend income as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “The Shares Offered; Class A Shares” on page 44 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 47 of the prospectus and “Purchase and Redemption of Shares” on page B-50 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.95%	2.70%	1.70%
Fee Waivers and Expense Reimbursements(1)	(0.70%)	(0.70%)	(0.70%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.25%	2.00%	1.00%

(1)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2019 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25% of average daily net assets for Class A shares, 2.00% of average daily net assets for Class C shares and 1.00% of Class I shares. This expense limitation agreement may only be terminated or modified prior to April 29, 2019 with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond April 29, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	Class A Shares	Class C Shares	Class I Shares	Class A Shares	Class C Shares	Class I Shares
1 Year	$ 622	$ 305	$ 103	$ 622	$ 205	$ 99
3 Years	$1,030	$ 801	$ 478	$1,030	$ 801	$ 313
5 Years	$1,481	$1,457	$ 891	$1,481	$1,457	$ 549
10 Years	$2,820	$3,409	$2,120	$2,820	$3,409	$1,251

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.42% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund is managed using a blended growth and income investment strategy. The Fund seeks to invest primarily in domestic common stocks, balancing its investments between growth and dividend-paying stocks, depending on where value is in the stock market. The Fund may also invest in stocks that are currently not paying dividends, but offer prospects for future income or capital appreciation.

The Fund may invest in companies of any size. The Fund’s investment adviser, Viking Fund Management, LLC (the “Investment Adviser”) makes its investment decisions utilizing a top-down approach which focuses on sector weightings given the Investment Adviser’s broader economic and market outlook. Individual companies are then selected by considering a number of factors that may include, but are not limited to, revenue growth, earnings growth rate, dividend yield, cash flow growth rate, price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples, strength of balance sheet, and price momentum. Subject to its attention to ethical investment criteria described below, the Fund is not constrained by investments in any particular segment of the stock market.

The Investment Adviser tries to emphasize companies that it believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund’s ethical investment criteria. The Fund seeks to invest in companies that the Investment Adviser believes exhibit positive accomplishments with respect to one or more of the ethical factors.

Ethical factors considered may include:

•	fairness of employment policies and labor relations;

•	involvement in the community;

•	efforts and strategies to minimize the negative impact of business activities and products on the environment and to embrace alternatives to reduce polluting and unnecessary animal suffering; and

•	management and board governance.

In addition, the Investment Adviser takes environmental, social, and governance (ESG) factors into account, and does not intend to invest in companies that it believes derive revenue from gambling, firearms, pornography, or from the production of alcohol or tobacco.

The Fund’s portfolio management team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate, at times dramatically, and the Fund’s share price and the value of your investment may change. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Style Risk: The Fund is managed according to an investment strategy that at times reflects either growth or value style investing, and therefore is subject to the risks associated with these styles. One risk is that a growth investing style may fall out of favor with investors for a period of time during which the Fund may underperform other funds that employ a different style. In addition, growth stocks typically are more volatile than value stocks due to their relatively high valuations and sensitivity to investor perceptions of the issuer’s growth potential. As a result, the price of a growth stock may experience a larger decline on a forecast of lower earnings or other negative development, than would a value stock. Furthermore, because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the Fund. Additionally, the events that the Investment Adviser believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level.

Dividend Paying Stock Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders could decline when dividend income from the dividend-paying stocks in the Fund’s portfolio declines. Investments in dividend-paying stocks involve the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which could affect the Fund’s ability to generate income.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Market Valuation Risk: Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies’ stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

Ethical Investment Risk: The Fund’s ethical investment criteria could cause it to underperform similar funds that do not have such criteria. Among the reasons for this are: ethically aware companies could fall out of favor with investors or fail to perform as well as companies that do not fit the Fund’s ethical investment criteria; stocks that do not meet the ethical investment criteria could outperform those that do; and the ethical investment criteria could cause the Fund to sell or avoid stocks that subsequently perform well.

Liquidity Risk: Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The table below shows the Fund’s average annual total returns for 1, 5, and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

Since August 1, 2009, the Fund has been managed by Viking Fund Management, LLC. The results from February 1, 2007 to July 31, 2009 were achieved while the Fund was managed by Integrity Money Management, Inc. (“Integrity Money Management”). The results from April 25, 2005 to January 31, 2007 were achieved while the Fund was managed by Integrity Money Management and IPS Advisory, Inc., the Fund’s sub-adviser. The results prior to April 25, 2005 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques.

The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, if any, that were in effect for the periods shown, which would reduce returns for such periods.

During the ten-year period shown in the bar chart, the highest return for a quarter was 14.15% (quarter ended March 30, 2012) and the lowest return for a quarter was -18.52% (quarter ended September 30, 2011).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class C and Class I shares will vary.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown here. After-tax returns shown here are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The total returns below have been restated to reflect sales charges which became effective as of May 1, 2011.

Average Annual Total Returns (for the periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Since Inception
Class A (inception date: January 3, 1995)
Return Before Taxes	12.74%	10.42%	6.33%	8.45%
Return After Taxes on Distributions	10.76%	8.60%	5.38%	7.94%
Return After Taxes on Distributions and Sale of Fund Shares	8.56%	7.86%	4.88%	7.23%

Class C (inception date: August 3, 2015)
Return Before Taxes	16.79%	N/A	N/A	7.60%

Class I (inception date: August 1, 2016)
Return Before Taxes	18.96%	N/A	N/A	15.49%

S&P 500® Index*	21.83%	15.79%	8.50%	10.05%

*	Reflects no deduction for fees, expenses, or taxes.

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Josh Larson	Since May 2013	Portfolio Manager
Trey Welstad	Since May 2015	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INTEGRITY HIGH INCOME FUND—FUND SUMMARY

Investment Objectives

The Fund seeks to provide a high level of current income with capital appreciation as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “The Shares Offered; Class A Shares” on page 44 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 47 of the prospectus and “Purchase and Redemption of Shares” on page B-50 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	1.71%	2.46%	1.46%
Fee Waivers and Expense Reimbursements(1)	(0.82%)	(0.82%)	(0.82%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.89%	1.64%	0.64%

(1)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2019 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.89% of average daily net assets for Class A shares, 1.64% of average daily net assets for Class C shares and 0.64% of average daily net assets for Class I shares. This expense limitation agreement may only be terminated or modified prior to April 30, 2019 with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond April 30, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	Class A Shares	Class C Shares	Class I Shares	Class A Shares	Class C Shares	Class I Shares
1 Year	$ 512	$ 268	$ 66	$ 512	$ 168	$ 66
3 Years	$ 874	$ 711	$ 388	$ 874	$ 711	$ 388
5 Years	$1,272	$1,309	$ 743	$1,272	$1,309	$ 743
10 Years	$2,455	$3,087	$1,798	$2,455	$3,087	$1,798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.22% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a group of low-quality, high-risk, high yield corporate debt obligations. Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings made for investment purposes) will be invested in corporate bonds rated Baa by Moody’s Investors Service (“Moody’s”) or BBB by S&P Global Ratings (“S&P”) or lower. As a result, this includes high yield/lower-rated debt securities (also known as “junk” bonds) that are rated by an independent rating agency to be non-investment grade (e.g., BB or lower by S&P or Ba or lower by Moody’s). Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. The Fund may also invest in corporate issues that have defaulted. In addition, the Fund may invest in Rule 144A securities, which are generally privately placed securities purchased by qualified institutional buyers. While there are no restrictions on maturity, the Fund’s portfolio generally has an average maturity of less than ten years. The Fund seeks capital appreciation from selling bonds above the purchase price.

The Fund is non-diversified. This means that the Fund may invest a larger percentage of its assets in a more limited number of companies than a diversified fund.

To select the securities in which to invest, the Fund’s sub-adviser conducts fundamental credit research on each issuer. The Fund will buy securities that the sub-adviser believes are attractively priced relative to current and expected fundamentals. The Fund may consider selling a security if, among other considerations, the issuer’s business fundamentals have deteriorated.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate, at times dramatically, and the Fund’s share price and the value of your investment may change. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Credit Risk: Credit risk is the risk that the credit strength of an issuer will weaken and/or an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Interest Rate Risk: Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Because interest rates in the U.S. are currently near historic lows, risks associated with rising rates are heightened. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Income Risk: Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Lower-Quality Debt Risk: Lower-quality debt securities (also known as “junk bonds”) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Management Risk: The Fund’s overall success depends on the sub-adviser’s ability to choose productive securities for the Fund. If the sub-adviser is unable to successfully choose productive securities, the Fund may underperform other funds with similar investment objectives.

Risks of Non-Diversification: Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio may be more susceptible to any single economic, technological, or regulatory occurrence than the portfolio of a diversified fund.

Market Volatility Risk: Market volatility risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Volatile financial markets may expose the Fund to greater market and liquidity risk.

Liquidity Risk: Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The table below shows the Fund’s average annual total returns for 1, 5, and 10 years, and since inception, and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800‑276‑1262.

Prior to August 1, 2009, the Fund was managed by Integrity Money Management, Inc. Since August 1, 2009, the Fund has been managed by Viking Fund Management, LLC. In addition, effective May 5, 2008, the Fund replaced its sub-adviser. Accordingly, the results prior to May 5, 2008 were achieved while the Fund was sub-advised by SMH Capital Advisors, Inc., and its investment strategies and techniques differed from those of, and may have produced different investment results than those achieved by, J.P. Morgan Investment Management Inc., which became the Fund’s sub-adviser effective May 5, 2008.

The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, if any, that were in effect for the periods shown, which would reduce returns for such periods.

During the ten-year period shown in the bar chart, the highest return for a quarter was 24.53% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.37% (quarter ended December 31, 2008).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class C and Class I shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown here. After-tax returns shown here are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2017)
	1 Year	5 Years	10 Years	Since Inception
Class A (inception date: April 30, 2004)
Return Before Taxes	2.25%	3.99%	5.34%	5.11%
Return After Taxes on Distributions	0.16%	1.66%	2.82%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	1.25%	1.94%	3.07%	2.82%

Class C (inception date: April 30, 2004)
Return Before Taxes	4.98%	4.11%	5.01%	4.63%

Class I (inception date: August 1, 2016)
Return Before Taxes	7.19%	N/A	N/A	7.94%

Barclays Capital U.S. Corporate High-Yield Bond Index*	7.50%	5.78%	8.03%	7.75%

*	Reflects no deduction for fees, expenses, or taxes

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMIM”) is the Fund’s investment sub-adviser.

Portfolio Managers

Robert L. Cook, a Managing Director of JPMIM, and Thomas Hauser, a Managing Director of JPMIM, have served as the Fund’s portfolio managers since May 2008 and are jointly responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INTEGRITY DIVIDEND HARVEST FUND—FUND SUMMARY

Investment Objectives

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “The Shares Offered; Class A Shares” on page 44 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 47 of the prospectus and “Purchase and Redemption of Shares” on page B-50 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses	1.49%	2.24%	1.24%
Fee Waivers and Expense Reimbursements(1)	(0.54%)	(0.54%)	(0.54%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%	1.70%	0.70%

(1)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2019 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95% of average daily net assets for Class A shares, 1.70% of average daily net assets for Class C shares and 0.70% of average daily net assets for Class I shares. This expense limitation agreement may only be terminated or modified prior to April 29, 2019 with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond April 29, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	Class A Shares	Class C Shares	Class I Shares	Class A Shares	Class C Shares	Class I Shares
1 Year	$ 593	$ 274	$ 72	$ 593	$ 174	$ 72
3 Years	$ 905	$ 668	$ 345	$ 905	$ 668	$ 345
5 Years	$1,249	$1,213	$ 647	$1,249	$1,213	$ 647
10 Years	$2,272	$2,833	$1,543	$2,272	$2,833	$1,543

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44.89% of the average value of its portfolio.

Principal Investment Strategies

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, including common stock and preferred stock, of companies. In addition, under normal market conditions, the Fund invests at least 65% of its net assets in equity securities that have consistently increased dividends for a period of at least 10 years. In determining whether a company has increased its dividend for a period of at least 10 years, the Fund’s Portfolio Management Team (“Team”) will account for the effect of any stock splits or spin-offs and exclude special dividends.

Although the investment process results in the Fund holding primarily large-cap companies, the Fund may invest in companies of any size. In selecting securities, the Team considers a combination of factors, including, but not limited to, dividend yield, dividend growth rate, earnings growth, price-to-earnings (P/E) multiples, valuation, credit rating, balance sheet strength, and volatility. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors.

The Fund may invest up to 30% of its net assets in foreign equity securities, including common stock and preferred stock.

The Team may consider selling a security if, among other considerations, the issuer’s business fundamentals have deteriorated or the issuer fails to raise its dividend.

The Fund is non-diversified, meaning that it can concentrate its investments in a more limited number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate, at times dramatically, and the Fund’s share price and the value of your investment may change. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Preferred Stock Risk: Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

•

Deferral and Omission Risk: Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•

Credit and Subordination Risk: Credit risk is the risk that a preferred security will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Interest Rate Risk: Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

•

Call, Reinvestment and Income Risk: During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. The risk that the Fund may be forced to reinvest in lower yielding securities is known as reinvestment risk. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market interest rates that are below the portfolio’s current earnings rate.

•

Liquidity Risk: Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•

Limited Voting Rights Risk: Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

Special Redemption Rights Risk: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Dividend-Paying Stock Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders could decline when dividend income from stocks in the Fund’s portfolio declines. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which could affect the Fund’s ability to generate income.

Sector Risk: To the extent that the Fund focuses on particular sectors from time to time, the Fund may be subject to greater risk of the adverse developments in such areas of focus than a fund that invests in a wider variety of sectors.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Risks of Foreign Securities (including Depositary Receipts): The Fund may invest in securities of non-U.S. issuers which have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non domestic persons such as the Fund, less regulation, less information, currency fluctuations, and interruptions in currency flow. The Fund’s investments in foreign securities are typically in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts (“ADRs”), which are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Risks of Non-Diversification: Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio may be more susceptible to any single economic, technological, or regulatory occurrence than the portfolio of a diversified fund.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The table below shows the Fund’s average annual total returns for one year and since inception and how they compare over the time periods indicated with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, if any, that were in effect for the periods shown, which would reduce returns for such periods.

During the periods shown in the bar chart, the highest return for a quarter was 10.79% (quarter ended March 28, 2013) and the lowest return for a quarter was -2.92% (quarter ended September 30, 2015).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class C and Class I shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown here. After-tax returns shown here are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2017)
	1 Year	5 Year	Since Inception
Class A (inception date: May 1, 2012)
Return Before Taxes	5.57%	12.24%	11.28%
Return After Taxes on Distributions	3.21%	10.79%	9.93%
On Distributions and Sale of Fund Shares	4.37%	9.45%	8.74%

Class C (inception date: August 3, 2015)
Return Before Taxes	9.26%	N/A	12.40%

Class I (inception date: August 1, 2016)
Return Before Taxes	11.37%	N/A	11.46%

S&P 500® Index*	21.83%	15.79	14.43%

*	Reflects no deduction for fees, expenses, or taxes.

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Shannon Radke	Since May 2012	Senior Portfolio Manager
Josh Larson	Since May 2012	Portfolio Manager
Michael Morey	Since May 2012	Portfolio Manager
Trey Welstad	Since May 2015	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INTEGRITY ENERGIZED DIVIDEND FUND—FUND SUMMARY

Investment Objective

The Fund seeks long‑term appreciation while providing high current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “The Shares Offered; Class A Shares” on page 44 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 47 of the prospectus and “Purchase and Redemption of Shares” on page B-50 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b‑1) Fees	0.25%	1.00%	None
Other Expenses	3.50%	3.43%	2.98%
Total Annual Fund Operating Expenses	4.50%	5.18%	3.73%
Fee Waivers and Expense Reimbursements(1)	(3.45%)	(3.38%)	(2.93%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.05%	1.80%	0.80%

(1)

The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2019 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non‑recurring expenses, and acquired fund fees and expenses) do not exceed 1.05% of average daily net assets for Class A shares, 1.80% of average daily net assets for Class C shares, and 0.80% of average daily net assets for Class I shares. This expense limitation agreement may only be terminated or modified prior to April 29, 2019 with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement currently in place is not renewed beyond April 29, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	Class A Shares	Class C Shares	Class I Shares	Class A Shares	Class C Shares	Class I Shares
1 Year	$ 602	$ 285	$ 82	$ 602	$ 185	$ 82
3 Years	$1,545	$1,327	$ 905	$1,545	$1,327	$ 905
5 Years	$2,585	$2,587	$1,812	$2,585	$2,587	$1,812
10 Years	$5,676	$6,332	$4,509	$5,676	$6,332	$4,509

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.18% of the average value of its portfolio.

Principal Investment Strategies

To pursue its objective, under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend‑paying equity securities. The principal type of equity security in which the Fund will invest is common stock. The Fund will normally invest at least 65% of its net assets in the equity securities of domestic and foreign issuers with business operations in or related to energy industries, including certain utilities and materials companies. In connection with investing in companies with business operations in or related to energy industries, the Fund may invest in companies that engage in hydraulic fracturing (which involves the injection of water, sand and chemicals under pressure into rock formations to stimulate oil or natural gas production). The Fund’s investments in the equity securities of foreign issuers are typically in the form of depositary receipts, such as American Depositary Receipts (“ADRs”).

The Fund may invest in companies of any size. In selecting securities, the Fund’s portfolio management team (“Team”) begins with a top down approach considering both U.S. and global economic factors, commodity prices and its outlook for specific industries. The Team then considers a combination of factors, including, but not limited to, dividend yield, dividend growth rate, earnings growth, price‑to‑earnings (P/E) multiples and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation.

The Fund has a concentration in the energy sector -- meaning that at least 25% of the Fund’s total assets will be invested (in the aggregate) in securities of issuers in one or more industries in the energy sector. For this purpose, the energy sector is defined to include the following industries:

•	exploration and production;

•	energy services;

•	energy equipment;

•	pipelines; and

•	refiners.

Portfolio weightings among these and other industries will be adjusted according to the Team’s outlook for each industry.

The Team may consider selling a security if, among other considerations, its business fundamentals have deteriorated, it no longer pays a dividend, or a more attractive investment opportunity is identified.

The Fund is non‑diversified, meaning that it can concentrate its investments in a more limited number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate, at times dramatically, and the Fund’s share price and the value of your investment may change. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Dividend‑Paying Stock Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders could decline when dividend income from stocks in the Fund’s portfolio declines. The Fund’s emphasis on dividend‑paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which could affect the Fund’s ability to generate income.

Concentration Risk: To the extent the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or sector and the securities of companies in that industry or sector could react similarly to these or other developments.

Risks of Investing in the Energy Sector: The Fund has a concentration in the energy sector and will therefore be susceptible to adverse economic, business, political, environmental, regulatory or other occurrences affecting that sector. The energy sector is often cyclical and highly dependent on commodities prices. Securities prices for companies in the energy sector are affected by a variety of factors related to worldwide energy prices, exploration costs, energy conservation efforts and production spending. The performance of these companies and the prices of these securities are subject to changes in currency exchange rates, government regulation, world events and weather, depletion of natural resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. The price of oil, natural gas and other fossil fuels could decline significantly and experience significant volatility, and adversely impact companies operating in the energy sector. Further, companies in the energy sector may be at an increased risk of civil liability and environmental damage claims, and are also subject to the risk of loss from terrorism.

Regulatory Risk: The Fund may invest in companies that are subject to significant federal, state, and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained, and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions, or both. Stricter laws, regulations, or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of a significant number of the companies in which the Fund invests.

Risks of Materials Companies: The Fund may invest in securities of materials companies. General risks associated with materials companies include the general state of the economy, domestic and international politics, price and supply fluctuations, labor relations, government regulations, volatile interest rates, consumer spending trends, overall capital spending levels, and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, currency exchange rates, import controls, worldwide competition, depletion of resources, and mandated expenditures for safety and pollution control devices. These companies are also at risk for environmental damage and product liability claims.

Risks of Utilities Companies: Utilities companies are sensitive to changes in interest rates and other economic conditions, government regulation, uncertainties created by deregulation, environmental protection or energy conservation policies and practices, supply of and demand for services, and the cost and delay of technological developments. Utilities companies also face the risk of increases in the cost and decreases in the availability of fuel.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Risks of Foreign Securities (including Depositary Receipts): The Fund may invest in securities of non‑U.S. issuers, which have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non‑domestic persons such as the Fund, less regulation, less information, currency fluctuations, and interruptions in currency flow. The Fund’s investments in foreign securities are typically in the form of sponsored or unsponsored depositary receipts, such as ADRs, which are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Risks of Non‑Diversification: Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio may be more susceptible to any single economic, technological, or regulatory occurrence than the portfolio of a diversified fund.

New Fund Risk: The Fund was recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The bar chart below shows the Fund’s performance for Class A shares. The table below shows the Fund’s average annual total returns for one year and since inception and how they compare over the time periods indicated with those of a broad measure of market performance as well as a more specialized index comprised of companies included in the S&P Composite 1500 that are members of the energy sector. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, if any, that were in effect for the periods shown, which would reduce returns for such periods.

During the periods shown in the bar chart, the highest return for a quarter was 11.84% (quarter ended September 29, 2017) and the lowest return for a quarter was -2.62% (quarter ended June 30, 2017).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class C and Class I shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown here. After-tax returns shown here are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2017)
	1 Year	Since Inception
Class A (inception date: May 2, 2016)
Return Before Taxes	11.58%	19.18%
Return After Taxes on Distributions	9.28%	16.51%
On Distributions and Sale of Fund Shares	7.50%	14.01%

Class C (inception date: May 2, 2016)
Return Before Taxes	15.64%	22.02%

Class I (inception date: August 1, 2016)
Return Before Taxes	17.74%	27.56%

S&P Composite 1500® TR Index*	21.13%	18.81%

S&P Composite 1500 Energy TR Index*	-2.05%	6.06

*	Reflects no deduction for fees, expenses, or taxes.

Management

Investment Adviser

Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers

Name	Length of Service to Fund	Title
Shannon Radke	Since May 2016	Senior Portfolio Manager
Monte Avery	Since May 2016	Senior Portfolio Manager
Michael Morey	Since May 2016	Portfolio Manager
Trey Welstad	Since May 2016	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains.

Payments to Broker‑Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker‑dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker‑dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION—INVESTMENT OBJECTIVES,
PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

The Williston Basin/Mid-North America Stock Fund (the “WB/MNAS Fund”), Integrity Growth & Income Fund (“Growth & Income Fund”), Integrity High Income Fund (“High Income Fund”), Integrity Dividend Harvest Fund (“Dividend Harvest Fund”)  and Integrity Energized Dividend Fund (the “Energized Dividend Fund”) are each referred to separately as a “Fund” and collectively as the “Funds.”

Investment Objectives

Each Fund’s investment objective or objectives are non-fundamental, which means the objective or objectives may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Additional Information about the Funds’ Principal Investment Strategies

Williston Basin/Mid-North America Stock Fund:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the stock of domestic and foreign issuers that are participating or benefitting from the development of the resources in the Williston Basin area (as described below) and/or Mid-North America area, encompassing the states of Arkansas, Colorado, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin, and Wyoming; and the Canadian provinces of Alberta, Manitoba, and Saskatchewan (herein referred to as the “Region”); the “Williston Basin area” specifically encompasses western North Dakota, northwestern South Dakota, eastern Montana, the southern portion of the Canadian province of Saskatchewan, and the southwestern portion of the Canadian province of Manitoba. To pursue this strategy, the Fund invests primarily in companies that are (i) headquartered or maintain their principal place of business in the Region, or (ii) during the issuer’s most recent fiscal year, derived at least 50% of their revenues from goods produced or sold, investments made, or services performed in the Region, or (iii) during the issuer’s most recent fiscal year, have at least 50% of their assets in the Region, each as determined at the time of purchase.

The Fund may invest in companies of any size. The companies in which the Fund invests may include smaller companies that have recently commenced operations and do not have significant revenues. Viking Fund Management, LLC (“Viking Management” or the “Investment Adviser” or the “Adviser”) will invest a significant amount of the Fund’s assets (although not exclusively) in companies it believes to have investment potential in the natural resources area (primarily energy and to a lesser extent, agribusiness, precious metals, and metal and mining), as well as in the companies that serve these sectors and/or service the Region. In connection with investing in companies engaged in the energy sector, the Fund may invest in companies that engage in hydraulic fracturing (which involves the injection of water, sand, and chemicals under pressure into rock formations to stimulate oil or natural gas production). Current income will not be a factor in selecting investments for the Fund. The Fund will invest primarily in the securities of U.S. issuers but it may also invest in the securities of foreign issuers. The Fund’s investments in the securities of foreign issuers are typically in the form of depositary receipts, such as American Depositary Receipts (“ADRs”).

The focus of the Fund is based on the Investment Adviser’s expectation that increased global development (especially in developing economies such as Brazil, Russia, India, China, southeastern Asia, and eastern Europe) will create long term supply-demand imbalances in globally fungible natural resources such as fossil fuels, metals and non-metals mining, and agricultural products. The Investment Adviser believes that shortages in all these areas may drive up prices, and therefore profits, of the companies involved.

The Fund’s portfolio management team considers a variety of factors when choosing investments for the Fund such as: (i) identifying companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market; and/or (ii) identifying companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The Fund’s portfolio management team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

Growth & Income Fund:

Under normal conditions, the Fund is managed using a blended growth and income investment strategy. The Fund seeks to invest primarily in domestic common stocks, balancing its investments between growth and dividend-paying stocks, depending on where value is in the stock market. The Fund may also invest in stocks that are currently not paying dividends, but offer prospects for future income or capital appreciation.

The Fund may invest in companies of any size. The Investment Adviser makes its investment decisions utilizing a top-down approach which focuses on sector weightings given the Investment Adviser’s broader economic and market outlook. Individual companies are then selected by considering a number of factors that may include, but are not limited to, revenue growth, earnings growth rate, dividend yield, cash flow growth rate, price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples, strength of balance sheet, and price momentum. Subject to its attention to ethical investment criteria described below, the Fund is not constrained by investments in any particular segment of the stock market.

As described below, the Investment Adviser tries to emphasize companies that it believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

The Fund’s portfolio management team will consider selling a security if, among other considerations, its business fundamentals have deteriorated.

Ethical Investment Criteria

Potential investments for the Fund are selected for both financial soundness and according to the Fund’s ethical investment criteria. The Investment Adviser seeks to invest in companies that it believes exhibit positive accomplishments with respect to one or more of the ethical factors.

Ethical factors considered may include:

•	fairness of employment policies and labor relations;

•	involvement in the community;

•	efforts and strategies to minimize the negative impact of business activities and products on the environment and to embrace alternatives to reduce polluting and unnecessary animal suffering; and

•	management and board governance.

In addition, the Investment Adviser does not intend to invest in companies that it believes derive revenue from gambling, firearms, pornography, or from the production of alcohol or tobacco.

As a component of the selection process, the Investment Adviser considers whether a company that meets the Fund’s financial investment criteria also is sensitive to ethical issues related to such company’s products, services, or methods of doing business.

Although the Investment Adviser attempts to invest the Fund’s assets according to the Fund’s ethical investment criteria, no assurances can be made that a company in which the Fund invests will meet all of the ethical factors listed above.

High Income Fund:

The Fund invests in a group of low-quality, high-risk, high yield corporate debt obligations. As the name implies, corporate debt obligations (usually called bonds) represent loans by an investor to a corporation. Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings made for investment purposes) will be invested in corporate bonds rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by S&P Global Ratings (“S&P”) or lower. As a result, this includes high yield/lower-rated debt securities (also known as “junk” bonds) that are rated by an independent rating agency to be non-investment grade (e.g., BB or lower by S&P or Ba or lower by Moody’s). Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. The Fund may also invest in corporate issues that have defaulted. In addition, the Fund may invest in Rule 144A securities, which are generally privately placed securities purchased by qualified institutional buyers. While there are no restrictions on maturity, the Fund generally holds an average maturity of less than ten years. Capital appreciation is derived from selling bonds above the purchase price.

The Fund is non-diversified. This means that the Fund may invest a larger percentage of its assets in a limited number of companies than a diversified fund.

To select the securities in which to invest, the Fund’s sub-adviser conducts fundamental credit research on each issuer. The Fund will buy securities that are attractively priced relative to current and expected fundamentals. The Fund’s portfolio management team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

Dividend Harvest Fund:

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, including common stock and preferred stock, of companies. In addition, under normal market conditions, the Fund invests at least 65% of its net assets in equity securities that have consistently increased dividends for a period of at least 10 years. In determining whether a company has increased its dividend for a period of at least 10 years, the Fund’s Portfolio Management Team (“Team”) will account for the effect of any stock splits or spin-offs and exclude special dividends.

Although the investment process results in the Fund holding primarily large-cap companies, the Fund may invest in companies of any size. In selecting securities, the Team considers a combination of factors, including, but not limited to, dividend yield, dividend growth rate, earnings growth, price-to-earnings (P/E) multiples, valuation, credit rating, balance sheet strength, and volatility. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors.

The Fund may invest up to 30% of its net assets in foreign equity securities, including common stock and preferred stock.

The Team may consider selling a security if, among other considerations, its business fundamentals have deteriorated or if it fails to raise its dividend.

The Fund is non-diversified, meaning that it can concentrate its investments in a more limited number of issuers than a diversified fund. As a result, the Fund may be more exposed to the risks associated with, and developments affecting, an individual issuer or a smaller number of issuers than a fund that invests more widely.

Energized Dividend Fund:

To pursue its objective, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend‑paying equity securities. The principal type of equity security in which the Fund will invest is common stock. The Fund will normally invest at least 65% of its net assets in the equity securities of domestic and foreign issuers with business operations in or related to energy industries, including certain utilities and materials companies. In connection with investing in companies with business operations in or related to energy industries, the Fund may invest in companies that engage in hydraulic fracturing (which involves the injection of water, sand and chemicals under pressure into rock formations to stimulate oil or natural gas production). The Fund’s investments in the equity securities of foreign issuers are typically in the form of depositary receipts, such as ADRs.

The Fund may invest in companies of any size. In selecting securities, the Team begins with a top down approach considering both U.S. and global economic factors, commodity prices and its outlook for specific industries. The Team then considers a combination of factors, including, but not limited to, dividend yield, dividend growth rate, earnings growth, price‑to‑earnings (P/E) multiples and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation.

The Fund has a concentration in the energy sector -- meaning that at least 25% of the Fund’s total assets will be invested (in the aggregate) in securities of issuers in one or more industries in the energy sector. For this purpose, the energy sector is defined to include the following industries:

•	exploration and production;

•	energy services;

•	energy equipment;

•	pipelines; and

•	refiners.

Portfolio weightings among these and other industries will be adjusted according to the Team’s outlook for each industry.

The Team may consider selling a security if, among other considerations, its business fundamentals have deteriorated, it no longer pays a dividend, or a more attractive investment opportunity is identified.

The Fund is non‑diversified, meaning that it can concentrate its investments in a more limited number of issuers than a diversified fund. As a result, the Fund may be more exposed to the risks associated with, and developments affecting, an individual issuer or a smaller number of issuers than a fund that invests more widely.

Temporary Defensive Positions, Cash Management Investments, and Certain Other Investments

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political, or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds, high quality short-term fixed income securities, and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances, and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, each Fund may, from time to time, invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

Each Fund may invest in other investment companies to the extent permitted by federal law and any exemptions granted by the Securities and Exchange Commission upon which the Fund may rely.

Each Fund other than the Dividend Harvest Fund and the Energized Dividend Fund may enter into certain hedging transactions. Hedging is a means of seeking to transfer risk that an investor does not wish to assume during an uncertain market environment. The Funds (other than the Dividend Harvest Fund and the Energized Dividend Fund) are permitted to enter into these transactions solely (i) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased; (ii) to close out or offset existing positions; or (iii) for the High Income Fund, to manage the portfolio’s duration. The instruments used to implement these strategies may include, among other things, financial futures contracts and options on financial futures. No Fund will invest in financial futures contracts or options on financial futures as part of its principal investment strategies.

Williston Basin/Mid-North America Stock Fund:

In addition to its principal investment strategies described above, the Fund may:

•

invest in U.S. and foreign government and corporate debt obligations and money market instruments. Under abnormal market conditions, the Fund may invest without limit in these securities, which may cause the Fund to fail to achieve its investment objective. The Fund has not established minimum quality standards for its investments in debt securities.

•

buy and sell (write) put and call options on stocks and stock indexes; invest in shares of exchange-traded funds (“ETFs”); invest in futures contracts for the purchase or sale of stock indexes; and buy and sell options on such futures contracts for hedging purposes. These investment strategies are used to hedge against changes in the values of securities the Fund owns or expects to purchase and are not used for speculation.

•	enter into repurchase agreements.

•	invest in securities of: companies in the basic materials sector; companies involved in the precious metals business; and companies involved in the metals and mining business.

•	engage in active and frequent trading of its portfolio securities.

Growth & Income Fund:

In addition to its principal investment strategies described above, the Growth & Income Fund may from time to time engage in active and frequent trading of its portfolio securities.

High Income Fund:

In addition to its principal investment strategies described above, the High Income Fund may also invest in various other securities, which may include:

Convertible securities: Bonds or preferred stocks that are convertible into, or exchangeable for, common stocks are known as convertible securities.

Preferred stocks: Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer’s income and assets relative to common stock but a lower claim on assets than corporate bondholders.

Asset-backed securities: Asset-backed securities are generally securities issued by trusts and special purpose entities that are backed by pools of assets, which pass through the payments on the underlying securities to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).

Collateralized mortgage obligations: Collateralized mortgage obligations (“CMOs”) are securities that are collateralized by mortgages or mortgage pass-through securities. When CMOs are created, the rights to receive principal and interest payments on the underlying mortgages are divided up to create short, intermediate and long-term CMO bonds. These rights are delegated and divided among the various maturity structures of the CMOs based on assumptions made by the creators concerning the timing of cash flows on the underlying mortgages, including expected prepayment rates.

Energized Dividend Fund:

In addition to its principal investment strategies described above, the Energized Dividend Fund may also invest in various other securities, which may include investments in:

Development stage companies: Development stage companies are companies that have recently commenced operations and do not have significant revenues.

Preferred stocks: Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer’s income and assets relative to common stock but a lower claim on assets than corporate bondholders.

Special situations companies: The companies in which the Fund invests may experience special situations. “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin‑off of a division or subsidiary.

Fund Risk Information

Principal Risks

Below is additional information about certain of the principal risks that are described in the Fund Summary sections:

All Funds:

Cybersecurity Risk: As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s net asset value or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers, financial intermediaries, entities in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders.

Valuation Risk: The sales price a Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

WB/MNAS Fund:

Market and Economic Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to factors affecting the securities markets generally or individual issuers. The value of a security may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downtown in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Style Risk: The Fund is managed according to an investment strategy that at times reflects either growth or value style investing, and therefore is subject to the risks associated with these styles. One risk is that a growth investing style may fall out of favor with investors for a period of time during which the Fund may underperform other funds that employ a different style. In addition, growth stocks typically are more volatile than value stocks due to their relatively high valuations and sensitivity to investor perceptions of the issuer’s growth potential. As a result, the price of a growth stock may experience a larger decline on a forecast of lower earnings or other negative development, than would a value stock. Furthermore, because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the Fund. Additionally, the events that the Investment Adviser believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level.

Geographic or Regional Risk: The Fund is managed to take advantage of what the Investment Adviser views as unique opportunities within the Region. The geographic limitations of such an approach pose special risks that should be understood by investors. Geographic limitations prevent the Fund from investing in other places where the opportunities may be greater. The economy of the Region may underperform that of other areas, creating a drag on performance relative to more geographically diverse funds. Moreover, the Fund will be more susceptible to events negatively affecting the Region than more geographically diverse funds. The geographic limitation may limit the degree of business diversification of the Fund, thus making returns more volatile than in more geographically diversified investments.

Sector and Sector Weightings Risk: Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. Since the Fund invests significantly in relatively few sectors, primarily the energy sector, it has more exposure to the price movements of this sector than funds that diversify their investments among many sectors.

Regulatory Risk: The Fund may invest in companies that are subject to significant federal, state, and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained, and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions, or both. Stricter laws, regulations, or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of a significant number of the companies in which the Fund invests.

Risks of the Energy Sector: The Fund may invest significantly in securities of companies in the energy sector, and will therefore be susceptible to adverse economic, business, political, environmental, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies. The price of oil, natural gas and other fossil fuels could decline significantly and experience significant volatility, and adversely impact companies operating in the energy sector. There can be no assurance that the price of oil, natural gas and other fossil fuels will not decline further and have a further adverse effect. Moreover, due to the low value of oil and natural gas products, energy producers are increasingly burdened with debt and may seek bankruptcy relief.

Risks of Legislation and Regulatory Initiatives Relating to Hydraulic Fracturing: The Fund may invest in companies that engage in hydraulic fracturing. Federal and state, and local legislation and regulatory initiatives relating to hydraulic fracturing (also referred to as “fracing”) could result in increased costs and additional operating restrictions or delays affecting a significant portion of the companies in which the Fund invests. Hydraulic fracturing involves the injection of water, sand, and chemicals under pressure into rock formations to stimulate oil or natural gas production. Due to concerns raised relating to potential impacts of hydraulic fracturing on groundwater quality, regulations have been enacted at the federal level and legislative and regulatory efforts in some states have been initiated or implemented to render permitting, disclosure and compliance requirements more stringent for hydraulic fracturing or prohibit the activity altogether. Additionally, the Environmental Protection Agency has been, and continues to be involved in studies relating to hydraulic fracturing. Further, Congress has, from time to time, considered adoption of legislation to provide for federal regulation of hydraulic fracturing and to require the disclosure of chemicals used in the hydraulic fracturing process. Any federal, state or local laws, implementing regulations or other legal requirements imposing disclosure, regulatory or reporting obligations on, or otherwise limiting, the hydraulic fracturing process, may make it more difficult and expensive to perform hydraulic fracturing, which, for affected companies, could result in limitations on the productive capability of certain oil and gas wells, operational delays, and increased costs of compliance and doing business and, in addition, could adversely affect the value of such companies’ securities.

Risks of the Agribusiness Sector: The Fund may invest in companies involved in agribusiness. Companies involved in agribusiness are subject to numerous risks, including cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, weather conditions, quotas, product liability litigation, and governmental policies, regulation and subsidies. Generally, agribusiness is affected by the economic health of consumers. A weak economy and its effect on consumer spending would adversely affect agribusiness companies. Other risks of the agribusiness sector include consolidation, domestic and international politics, and excess capacity. In addition, agribusiness companies may be significantly affected by volatility of commodity prices, import controls, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Risks of the Basic Materials Sector: The Fund may invest in securities of companies in the basic materials sector. General risks of the basic materials sector include the general state of the economy, domestic and international politics, price and supply fluctuations, labor relations, government regulations, volatile interest rates, consumer spending trends, overall capital spending levels, and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, currency exchange rates, import controls, worldwide competition, depletion of resources, and mandated expenditures for safety and pollution control devices. These companies are also at risk for environmental damage and product liability claims.

Risks of Precious Metals: The Fund may invest in securities of companies involved in the precious metals business. Precious metals companies are subject to risks associated with the exploration, development, and production of precious metals including competition for land, difficulties in obtaining required governmental approval to mine land, inability to raise adequate capital, increases in production costs, and political unrest in nations where sources of precious metals are located. In addition, the price of gold and other precious metals is subject to wide fluctuation, can swing sharply in response to cyclical economic conditions, political events and the monetary policies of various countries, and may be influenced by limited markets, fabricator demand, expected inflation, return on assets, central bank demand, and availability of substitutes.

Risks of Metals and Mining: The Fund may invest in securities of companies involved in the metals and mining business. Risks of investing in metals and mining company stocks include inaccurate estimates of mineral reserves and future production levels, varying expectations of mine production costs, unexpected changes in mineral prices, technological and operational hazards in mining and mine development activities, increased regulatory and environmental costs, uncertainties inherent in the calculation of mineral reserves, mineral resources and metal recoveries, the timing and availability of financing, governmental, and other approvals, domestic and international politics, and mandated expenditures for safety and pollution control.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Risks of Foreign Securities (including Depositary Receipts): The Fund may invest in securities of non‑U.S. issuers (including Canadian issuers), which have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non‑domestic persons such as the Fund, less regulation, less information, currency fluctuations, and interruptions in currency flow. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility. Investments in foreign securities also entail higher costs. The Fund’s investments in foreign securities are typically in the form of sponsored or unsponsored depositary receipts, such as ADRs, which are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Liquidity Risk: Liquidity risk is the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It is also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position could adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund’s ability to pay redemption proceeds may be adversely affected by unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions.

Growth & Income Fund:

Market and Economic Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to factors affecting the securities markets generally or individual issuers. The value of a security may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downtown in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Style Risk: The Fund is managed according to an investment strategy that at times reflects either growth or value style investing, and therefore is subject to the risks associated with these styles. One risk is that a growth investing style may fall out of favor with investors for a period of time during which the Fund may underperform other funds that employ a different style. In addition, growth stocks typically are more volatile than value stocks due to their relatively high valuations and sensitivity to investor perceptions of the issuer’s growth potential. As a result, the price of a growth stock may experience a larger decline on a forecast of lower earnings or other negative development, than would a value stock. Furthermore, because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the Fund. Additionally, the events that the Investment Adviser believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level.

Dividend-Paying Stock Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders could decline when dividend income from the dividend-paying stocks in the Fund’s portfolio declines. Investments in dividend-paying stocks involve the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which could affect the Fund’s ability to generate income.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Market Valuation Risk: Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies’ stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

Ethical Investment Risk: The Fund’s ethical investment criteria could cause it to underperform similar funds that do not have such criteria. Among the reasons for this are: ethically aware companies could fall out of favor with investors or fail to perform as well as companies that do not fit the Fund’s ethical investment criteria; stocks that do not meet the ethical investment criteria could outperform those that do; and the ethical investment criteria could cause the Fund to sell or avoid stocks that subsequently perform well.

Liquidity Risk: Liquidity risk is the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It is also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position could adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund’s ability to pay redemption proceeds may be adversely affected by unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions.

High Income Fund:

Credit Risk: If an issuer defaults, the Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities the Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its debt obligations due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s debt obligations. High yield bonds, which are rated below investment grade, generally are more exposed to credit risk than investment grade securities.

Interest Rate Risk: When interest rates rise, the prices of bonds fall. A wide variety of factors can cause interest rates to rise, including, among others, central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond, the more sensitive it is to this risk. Falling interest rates may also lead to a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in the fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. A rise in interest rates could also cause investors to rapidly move out of fixed income securities, which may increase redemptions in the Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities. Because interest rates in the U.S. are currently near historic lows, the Fund may be subject to greater risk of rising interest rates than would otherwise be the case.

Income Risk: Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Lower-Quality Debt Risk: Investments in high yield bonds (also known as “junk” bonds) and other lower-rated securities involve substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are typically less liquid than investment-grade debt securities. Therefore, investments in lower-quality debt securities are subject to the following risks:

•	increased price sensitivity to changing interest rates and to adverse economic and business developments;

•	greater risk of loss due to default or declining credit quality;

•	greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments when due; and

•	negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may be difficult to price or dispose of a particular security.

Management Risk: The Fund’s overall success depends on the sub-adviser’s ability to choose productive securities for the Fund. If the sub-adviser is unable to successfully choose productive securities, the Fund may underperform other funds with similar investment objectives.

Non-Diversification Risk: As a non-diversified fund, the Fund is permitted to invest a greater portion of its assets in the securities of a smaller number of issuers than a “diversified” fund. For this reason, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

Market Volatility Risk: It is possible that one or more markets in which the Fund invests may go down in value, potentially sharply and unpredictably. Securities may decline in value due to factors affecting the securities markets generally or individual issuers. The value of a security may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downtown in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Liquidity Risk: Liquidity risk is the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It is also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position could adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund’s ability to pay redemption proceeds may be adversely affected by unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions.

Dividend Harvest Fund:

Market and Economic Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to factors affecting the securities markets generally or individual issuers. The value of a security may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downtown in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Preferred Stock Risk: The Fund may invest in preferred stocks. Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

Dividend-Paying Stock Risk: Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividend-paying companies. The Fund’s focus on dividend-paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend-paying securities.

Sector Risk: To the extent that the Fund focuses on particular sectors from time to time, the Fund may be subject to greater risk of the adverse developments in such areas of focus than a fund that invests in a wider variety of sectors.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Risks of Foreign Securities (Including Depositary Receipts): The Fund may invest in securities of non‑U.S. issuers, which have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non‑domestic persons such as the Fund, less regulation, less information, currency fluctuations, and interruptions in currency flow. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility. Investments in foreign securities also entail higher costs. The Fund’s investments in foreign securities may be in the form of sponsored or unsponsored depositary receipts, such as ADRs, Global Depositary Receipts and European Depositary Receipts, which are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Non-Diversification Risk: As a non-diversified fund, the Fund is permitted to invest a greater portion of its assets in the securities of a smaller number of issuers than a “diversified” fund. For this reason, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

Energized Dividend Fund:

Market and Economic Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to factors affecting the securities markets generally or individual issuers. The value of a security may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downtown in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Dividend-Paying Stock Risk: Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividend-paying companies. The Fund’s focus on dividend-paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend-paying securities.

Concentration Risk: To the extent the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors of the economy. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or sector and the securities of companies in that industry or sector could react similarly to these or other developments.

Regulatory Risk: The Fund may invest in companies that are subject to significant federal, state, and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained, and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions, or both. Stricter laws, regulations, or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of a significant number of the companies in which the Fund invests.

Risks of Investing in the Energy Sector: The Fund has a concentration in the energy sector. Investing in the energy sector involves a number of risks, including:

•

Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies.

•

Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost‑effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated.

•

Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons.

•

Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and (v) the prices they may charge for the products and services they provide. Additionally, federal and state legislation and regulatory initiatives relating to hydraulic fracturing (also referred to as “fracing”) could result in increased costs and additional operating restrictions or delays affecting a significant portion of the companies in which the Fund invests.

•

Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Recently, the price of oil, natural gas and other fossil fuels has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. There can be no assurance that the price of oil, natural gas and other fossil fuels will not decline further and have a further adverse effect. Moreover, due to the low value of oil and natural gas products, energy producers are increasingly burdened with debt and may seek bankruptcy relief.

•

Acquisition. The ability of energy companies to grow operating cash flow and increase their enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that energy companies are unable to make such acquisitions, whether because they are unable to identify attractive acquisition candidates and negotiate and close acceptable purchase contracts or to raise financing for such acquisitions on economically acceptable terms, or otherwise, their future growth may be limited.

•

Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such companies’ parents or sponsors to satisfy their payments or obligations would impact such companies’ revenues and operating cash flows and ability to make interest payments and/or distributions.

•

Catastrophe/Terrorism. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires; and explosions.

•

Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.

In addition, companies in the energy sector are subject to certain industry-specific risks, including the following:

•

Exploration and Production. Exploration, development, and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. Further, oil and gas exploration and production can be significantly affected by natural disasters.

•

Energy Services/Energy Equipment. Energy services companies and energy equipment companies are subject to the risk that their securities prices may be volatile (particularly when products are up for regulatory approval) and the risk of reduced demands for products and services.

•

Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refines products in the markets they serve, changes in the availability of products for gathering, transportation, processing, or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, demands on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

•

Refiners. In addition to the risks generally described above, companies engaged in refining, marketing, and other “end-user” distribution activities relating to refined energy sources may be more susceptible to the risks associated with reduced customer demand for the products and services they provide.

Risks of Materials Companies: The Fund may invest in securities of materials companies. General risks associated with materials companies include the general state of the economy, domestic and international politics, price and supply fluctuations, labor relations, government regulations, volatile interest rates, consumer spending trends, overall capital spending levels, and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, currency exchange rates, import controls, worldwide competition, depletion of resources, and mandated expenditures for safety and pollution control devices. These companies are also at risk for environmental damage and product liability claims.

Risks of Utilities Companies: Investments in utilities companies involve special considerations including the risk of changing commodity prices, government regulation and oversight, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing utility services. Utilities companies also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of facilities. Generally, utilities are regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to customers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal or natural gas) and potentially high interest costs for borrowing to finance new projects.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Risks of Foreign Securities (Including Depositary Receipts): The Fund may invest in securities of non‑U.S. issuers, which have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non‑domestic persons such as the Fund, less regulation, less information, currency fluctuations, and interruptions in currency flow. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility. Investments in foreign securities also entail higher costs. The Fund’s investments in foreign securities will typically be in the form of sponsored or unsponsored depositary receipts, such as ADRs, which are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Risk of Non-Diversification: As a non-diversified fund, the Fund is permitted to invest a greater portion of its assets in the securities of a smaller number of issuers than a “diversified” fund. For this reason, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

New Fund Risk: The Fund was recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy.

Additional Risks

In addition to the principal risks discussed in the Fund Summary sections and above, you should also consider carefully the following risks that you assume when you invest in the Funds:

WB/MNAS Fund:

Risks of Debt Obligations: To the extent that the Fund invests in debt obligations, it will be subject to related risks, including:

•	credit risk: generally, the risk that an issuer of a security will fail to pay principal and interest in a timely manner (and lower-rated bonds have greater credit risk);

•	income risk: generally, the risk that falling interest rates will cause the Fund’s income to decline; and

•	interest rate risk: generally the risk that bond prices overall will decline over short or even long periods of time due to rising interest rates.

Risks of the Basic Materials Sector: The Fund may invest in securities of companies in the basic materials sector. General risks of the basic materials sector include the general state of the economy, domestic and international politics, price and supply fluctuations, labor relations, government regulations, volatile interest rates, consumer spending trends, overall capital spending levels, and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, currency exchange rates, import controls, worldwide competition, depletion of resources, and mandated expenditures for safety and pollution control devices. These companies are also at risk for environmental damage and product liability claims.

Risks of Precious Metals Companies: The Fund may invest in securities of companies involved in the precious metals business. Precious metals companies are subject to risks associated with the exploration, development, and production of precious metals including competition for land, difficulties in obtaining required governmental approval to mine land, inability to raise adequate capital, increases in production costs, and political unrest in nations where sources of precious metals are located. In addition, the price of gold and other precious metals is subject to wide fluctuations, can swing sharply in response to cyclical economic conditions, political events and the monetary policies of various countries, and may be influenced by limited markets, fabricator demand, expected inflation, return on assets, central bank demand, and availability of substitutes.

Risks of Metals and Mining Companies: The Fund may invest in securities of companies involved in the metals and mining business. Risks of investing in metals and mining company stocks include inaccurate estimates of mineral reserves and future production levels, varying expectations of mine production costs, unexpected changes in mineral prices, technological and operational hazards in mining and mine development activities, increased regulatory and environmental costs, uncertainties inherent in the calculation of mineral reserves, mineral resources and metal recoveries, the timing and availability of financing, governmental, and other approvals, domestic and international politics, and mandated expenditures for safety and pollution control.

High Portfolio Turnover Risk: The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. The effects of higher than normal portfolio turnover may adversely affect Fund performance.

Growth & Income Fund:

High Portfolio Turnover Risk: The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. The effects of higher than normal portfolio turnover may adversely affect Fund performance.

High Income Fund:

Asset-Backed Securities Risk: The Fund may invest in asset-backed securities. Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. With asset-backed securities, payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Convertible Securities Risk: The Fund may invest in convertible securities. Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Preferred Stock Risk: The Fund may invest in preferred stocks. Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

Risks of CMOs: The Fund may invest in CMOs. There are risks associated with CMOs that relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life, and price of CMOs). In addition, CMOs are more volatile and may be subject to a higher risk of non-payment than other mortgage-related securities. They may also be subject to greater interest rate, prepayment and liquidity risks than other mortgage-related securities.

Energized Dividend Fund:

“Development Stage” Companies Risk: The companies in which the Fund invests may include “development stage” companies that may not generate meaningful revenue. Moreover, they could fail to develop and deplete their assets, resulting in large losses. Moreover, start-up companies may lack the competitive strengths of larger companies, may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records, or inadequate capital reserves. Key information about these companies may be inaccurate or unavailable, and their earnings are less predictable than more established companies. Stocks of these companies may, therefore, be more vulnerable to adverse business or economic events than larger, more established companies.

Preferred Stock Risk: The Fund may invest in preferred stocks. Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

“Special Situation” Companies Risk: The companies in which the Fund invests may experience special situations. “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin‑off of a division or subsidiary. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time the Fund invests in the company will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

All Funds Other than the Dividend Harvest Fund and the Energized Dividend Fund:

Hedging Risk: The ability of a Fund to benefit from options and futures is largely dependent on the Investment Adviser’s (or sub-adviser’s, as applicable) ability to use these strategies successfully. If the Investment Adviser’s (or sub-adviser’s, as applicable) judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund’s ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions and will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. In addition, it is possible that rules and regulations adopted as the result of a new regulatory framework for the derivatives market may impact the Funds’ hedging strategies. The Funds (including the Dividend Harvest Fund and the Energized Dividend Fund) are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

All Funds:

Risks of U.S. Government Securities: The Funds may invest in U.S. government securities. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. U.S. government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks of Repurchase Agreements: The Funds may enter into certain types of repurchase agreements. Repurchase agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Risks Related to Investments in Other Investment Companies: The Funds may invest in other investment companies (including exchange-traded funds (“ETFs”)). The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and therefore will be subject to leverage risk. If a Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage. By investing in a Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and other investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Shareholders would, therefore, be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Funds. A description of these policies and procedures is provided in the Funds’ Statement of Additional Information (“SAI”).

FUND MANAGEMENT

Investment Adviser

The overall management of the business and affairs of the Funds is the responsibility of the Funds’ Board of Trustees. Viking Fund Management, LLC, PO Box 500, Minot, ND 58702, a registered investment adviser under the Investment Advisers Act of 1940, has served as the investment adviser to the WB/MNAS Fund, the High Income Fund and the Growth & Income Fund since August 1, 2009 and as the investment adviser to the Dividend Harvest Fund and the Energized Dividend Fund since the inception of each such Fund. As discussed below, since May 5, 2008, J.P. Morgan Investment Management Inc. (“JPMIM”), 270 Park Avenue, New York, New York 10017, has served as the investment sub-adviser to the High Income Fund.

Prior to August 1, 2009, Integrity Money Management, Inc. (“Integrity Money Management”), a subsidiary of Integrity Mutual Funds, Inc. (“Integrity”), served as investment adviser to the then-existing Funds. However, on July 31, 2009, Integrity (as seller) generally sold its mutual fund services business to Corridor Investors, LLC (“Corridor”) and Viking Management (collectively as buyer) (together with certain related transactions, the “Transaction”). Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad, the chairman of the Board of Trustees of the Funds, and Shannon D. Radke, the president of Viking Management. Mr. Walstad and Mr. Radke are governors of Corridor and Mr. Radke is the president and chief executive officer of Corridor. Since July 31, 2009, Viking Management has been a wholly-owned subsidiary of Corridor. Viking Management has served as investment adviser to Viking Mutual Funds since 1999. As of March 20, 2018, Viking Management had net assets under management of approximately $842 million.

Viking Management is responsible for (a) providing a program of continuous investment management for each Fund in accordance with the Fund’s investment objectives, policies and limitations; (b) making investment decisions for each Fund; and (c) placing orders to purchase and sell securities for each Fund. Each Fund’s investment advisory agreement with the Investment Adviser (each, an “Investment Advisory Agreement”) provides for an annual fund management fee computed daily and paid monthly at the following annual rates as a percentage of each Fund’s average daily net assets:

Fund	Annual Rate (as a percentage of average daily net assets)
WB/MNAS Fund	0.50%
Growth & Income Fund	1.00%
High Income Fund	0.85%
Dividend Harvest Fund	0.75%
Energized Dividend Fund	0.75%

For the most recent fiscal year, the Funds paid, after contractual fee waivers and expense reimbursements, if any, the following management fees to Viking Management, as a percentage of average net assets:

Fund	Fee Paid to Viking Management (as a percentage of average daily net assets)
WB/MNAS Fund	0.50%
Growth & Income Fund	0.30%
High Income Fund	0.26%*
Dividend Harvest Fund	0.21%
Energized Dividend Fund	0.00%

*	Reflects the level of contractual fee waivers and expense reimbursements in effect prior to December 1, 2017, which were revised effective December 1, 2017.

Each Fund generally pays its own operating expenses, including but not limited to the costs associated with custodian, administrative, transfer agent, accounting, legal and audit services. (Please refer to the SAI for an additional discussion of Fund expenses.) A portion of these costs may be reimbursed by the Investment Adviser, either at its discretion or pursuant to a contractual fee waiver and expense reimbursement agreement. Viking Management has contractually agreed to waive fees and reimburse expenses through April 29, 2019 (through April 30, 2019 for Integrity High Income Fund) so that each Fund’s total annual operating expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed the percentage of average daily net assets set forth below.

WB/MNAS Fund
Class A	1.50%
Class C	2.00%
Class I	1.00%

Growth & Income Fund
Class A	1.25%
Class C	2.00%
Class I	1.00%

High Income Fund
Class A	0.89%
Class C	1.64%
Class I	0.64%

Dividend Harvest Fund
Class A	0.95%
Class C	1.70%
Class I	0.70%

Energized Dividend Fund
Class A	1.05%
Class C	1.80%
Class I	0.80%

With respect to the High Income Fund, the Investment Adviser pays any sub-advisory fees from its management fee, and not from the assets of such Fund.

Board Approval of Investment Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ Investment Advisory Agreements and, with respect to the High Income Fund, such Fund’s sub-advisory agreement, is available in each Fund’s annual report to shareholders for the one-year period ended December 31, 2017. For a free copy, please call 800-276-1262, visit the Funds’ website at www.integrityvikingfunds.com, or visit the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Portfolio Managers—WB/MNAS Fund, Growth & Income Fund, Dividend Harvest Fund, and Energized Dividend Fund

Viking Management provides advisory services to the WB/MNAS Fund, the Growth & Income Fund, the Dividend Harvest Fund, and the Energized Dividend Fund under a portfolio management team (“Team”) that is jointly and primarily responsible for the day-to-day management of these Funds’ portfolios. For the WB/MNAS Fund, the Team currently consists of Monte Avery, Shannon Radke and Michael Morey. For the Growth & Income Fund, the Team currently consists of Josh Larson, and Trey Welstad. For the Dividend Harvest Fund, the Team currently consists of Shannon Radke, Josh Larson, Michael Morey, and Trey Welstad. For the Energized Dividend Fund, the Team currently consists of Shannon Radke, Monte Avery, Michael Morey, and Trey Welstad.

Mr. Avery (Senior Portfolio Manager) was previously an employee of Integrity Money Management and, since August 1, 2009, has been an employee of Viking Management. Mr. Avery started in the securities business with PaineWebber in 1981 as a registered representative, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993, where he remained until he joined Integrity Mutual Funds in 1995. Since that time, Mr. Avery has served as a portfolio manager to various funds currently advised by Viking Management, including certain funds previously advised by Integrity Money Management, Inc. In addition, since April 2010, he has served as a co-portfolio manager of the Viking Tax-Free Fund for Montana and the Viking Tax-Free Fund for North Dakota.

Mr. Radke (Senior Portfolio Manager) is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a securities representative and as operations manager and later as chief operating officer of an investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for 18 years. In addition to the Funds, Mr. Radke serves as a co-portfolio manager to various other funds currently advised by Viking Management.

Mr. Larson (Portfolio Manager) holds Bachelor of Science degrees in Finance and Management from Minot State University. He joined Integrity Viking Funds in 2010 in the fund accounting division and as a research analyst for certain funds advised by Viking Management. Since May 2012, Mr. Larson has served as a co-portfolio manager of the Dividend Harvest Fund, since May 2013, he has served as a co-portfolio manager of the Growth & Income Fund, and since November 2014, he has served as a co-portfolio manager of funds under Viking Mutual Funds.

Mr. Morey (Portfolio Manager) holds a Bachelor of Science degree in Finance from Minot State University. He joined the fund accounting division of Integrity Viking Funds in 2009 and has been a research analyst for certain funds advised by Viking Management since February 2010. Since May 2012, Mr. Morey has served as a co-portfolio manager of the Dividend Harvest Fund, since May 2013, he has served as a co-portfolio manager of the WB/MNAS Fund, and since May 2016, he has served as a co‑portfolio manager of the Energized Dividend Fund.

Mr. Welstad (Portfolio Manager) holds Bachelor of Science degrees in Finance, Management, and Marketing from Minot State University. In May 2012, he graduated from Minot State University and, in June 2012, he began his work at Integrity Viking Funds as a research analyst for certain funds advised by Viking Management. Mr. Welstad is a CFA charterholder. He has served as a co-portfolio manager of the Growth & Income Fund and the Dividend Harvest Fund since May 2015 and as a co portfolio manager of the Energized Dividend Fund since May 2016.

Sub-Adviser and Portfolio Managers—High Income Fund

J.P. Morgan Investment Management Inc.

Since May 5, 2008, JPMIM has served as sub-adviser to the High Income Fund. JPMIM, located at 270 Park Avenue, New York, New York 10017, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and provides investment advisory services to a substantial number of institutional and other investors. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMC”), a bank holding company.

As compensation for sub-advisory services provided to the High Income Fund, the Investment Adviser is required to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund’s average daily net assets (allocated proportionally between Class A, Class C, and Class I shares of the High Income Fund).

Portfolio Manager Information

The portfolio managers identified below are jointly responsible for the day-to-day management of the Fund’s portfolio.

Robert L. Cook, managing director, is the global head of the High Yield team in the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Indianapolis, he is the lead portfolio manager and is responsible for overseeing all high yield total return strategies. Mr. Cook is also a member of the Global Fixed Income Macro Strategy Team. Prior to joining JPMIM in 2004, Mr. Cook was co-head of the fixed income investment process at 40|86 Advisors, where he was responsible for managing high yield total return assets and was the director of credit research. Prior to joining 40|86 Advisors in 1994, he worked at PNC Bank’s investment banking division in Pittsburgh, Pennsylvania, where he was involved with syndicated loans, mergers and acquisitions, private placements and structured products. Mr. Cook holds a B.S. in finance from Indiana University. He is a CFA charterholder and a member of the Indianapolis Society of Financial Analysts.

Thomas Hauser, managing director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Indianapolis, he is the co-lead portfolio manager within the High Yield Fixed Income Team and is responsible for overseeing high yield total return strategies, sub-advised mutual fund assets and absolute return credit products. Prior to joining JPMIM in 2004, Mr. Hauser was a co-portfolio manager on three mutual funds and co-head of the Collateralized Bond Obligation (CBO) Group at 40|86 Advisors. Prior to joining 40|86 Advisors in 2001, he had been with Van Kampen Investments since 1993, where he was a vice president responsible for co-managing several high yield mutual funds and was head of the high yield trading desk. Mr. Hauser holds a B.S. in finance from Miami (Ohio) University. He is a CFA charterholder and a member of the Indianapolis Society of Financial Analysts.

Additional Information about Portfolio Managers

The SAI contains additional information about the compensation of the portfolio managers, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities of the Funds with respect to which such person has or shares management responsibility.

Manager-of-Managers

Under each Investment Advisory Agreement, the Investment Adviser is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the Investment Company Act of 1940 (the “1940 Act”) generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

In 2009, shareholders of each then‑existing Fund approved a “manager-of-managers” structure for their Fund. Subsequently, the initial shareholder of the Dividend Harvest Fund and the Energized Dividend Fund approved the structure for each such Fund. Under the terms of an order from the SEC, the Funds may be managed under a “manager-of-managers” structure (the “SEC Order”). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but without obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to a Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund concerned.

Under the “manager-of-managers” structure for a Fund, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Funds’ Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination and replacement. Viking Management would remain responsible for providing general management services to a Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies, and restrictions.

THE SHARES OFFERED

Each Fund offers Class A shares, Class C shares and Class I shares. As described below, Class A shares, Class C shares and Class I shares differ in certain ways, including with respect to sales charges and fees.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value (“NAV”) per share plus an up-front sales charge; however, if you are a shareholder of the Growth & Income Fund and you were also a shareholder of that Fund on April 30, 2011 (a “Pre-May 2011 Existing Shareholder”), you will not be subject to an up-front sales charge on purchases of additional Class A shares of the Growth & Income Fund. Each Fund has adopted a plan under Rule 12b-1 under the 1940 Act with respect to its Class A shares that authorizes each Fund to compensate its distributor, Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or the “Distributor”) for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares of the Fund and for providing personal services and the maintenance of shareholder accounts. Under its respective plan, with respect to its Class A shares, the WB/MNAS Fund may pay an annual Rule 12b-1 fee of up to 0.50% (up to 0.25% for distribution and up to 0.25% for shareholder services), and the High Income Fund, Growth & Income Fund, Dividend Harvest Fund, and Energized Dividend Fund each may pay an annual Rule 12b-1 fee of up to 0.25%, of its average daily net assets for distribution and shareholder services. The Distributor may pay a portion of the distribution and services fees to your financial adviser for providing distribution and ongoing services to you, respectively. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The up-front sales charge and the commissions paid to dealers for the WB/MNAS Fund, the Growth & Income Fund, the Dividend Harvest Fund, and Energized Dividend Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	1.75%
$500,000 but less than $1,000,000	1.75%	1.78%	1.25%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

(1)

In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1% Contingent Deferred Sales Charge (“CDSC”), based on the cumulative cost of the Class A shares being sold or the current account market value, whichever is less, may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions); however, a CDSC will not be assessed on redemptions of Class A shares of the Growth & Income Fund that were purchased by Pre-May 2011 Existing Shareholders.

The up-front sales charge and the commissions paid to dealers for the High Income Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.25%	4.44%	3.50%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.25%	3.36%	2.50%
$250,000 but less than $500,000	2.75%	2.83%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.50%
$750,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

(1)

In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1% CDSC, based on the cumulative cost of the Class A shares being sold or the current account market value, whichever is less, may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. The Distributor may pay a commission of 1%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares for qualified retirement plans or of $1 million or more.

Class C Shares

You can buy Class C shares of each Fund at the offering price, which is the NAV per share. Each of the Funds has adopted a plan under Rule 12b-1 with respect to its Class C shares that authorizes it to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of its Class C shares, for providing personal services, and for the maintenance of shareholder accounts. Under the plan of each Fund, with respect to its Class C shares, the Fund may pay an annual Rule 12b-1 fee of up to 1% (up to 0.75% for distribution and up to 0.25% for shareholder services) of its allocable average daily net assets for distribution and shareholder services. The Distributor may pay a portion of the distribution and services fees to your financial adviser for providing distribution and ongoing services to you, respectively. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges. There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC for the Class C shares is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, the Fund will sell the shares in the order they were purchased.

Class I Shares

You can buy Class I shares of each Fund at the offering price, which is the net asset value (“NAV”) per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

In addition to certain categories of investors listed below, Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment is $1,000 ($50 for accounts opened through monthly systematic investment plan accounts and $250 for an IRA account).

Class I shares are available for purchase by the following categories of investors:

•	investors who purchase through a fee-based advisory account with a financial intermediary (as described above);

•	employer sponsored retirement and benefit plans, endowments, or foundations;

•

banks or bank trust departments investing for their own account or for funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity;

•

subject to applicable law and/or exemptive relief, any registered investment company that is not affiliated with the Integrity/Viking family of funds (“Integrity/Viking Funds”) and which invest in securities of other investment companies;

•	any plan organized under Section 529 under the Internal Revenue Code of 1986, as amended (i.e., a 529 plan);

•

any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary for themselves, their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings), their IRAs or employer sponsored IRAs;

•	current, former, and retired trustees/directors, employees, and officers of any Integrity/Viking Fund for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

•	current, former, and retired officers, directors, and governors of Corridor and its affiliates, for themselves, their immediate family members, their IRAs, or employer sponsored IRAs;

•

current, former, and retired employees of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs or any corporation, partnership, sole proprietorship, or other business organization in which such persons own a 25% or greater stake; and

•

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, sole partnership, or other business organization in which such person owns a 25% or greater stake.

Unless otherwise noted above, Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares.

Please refer to the statement of additional information for more information about Class I shares, including more detailed eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. The Integrity/Viking Funds include: (1) the Funds; and (2) six series of Viking Mutual Funds known as the Viking Tax-Free Fund for Montana, the Viking Tax Free Fund for North Dakota,  the Kansas Municipal Fund, the Maine Municipal Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund.

HOW TO REDUCE YOUR SALES CHARGE

There are a number of ways to reduce or eliminate the up-front sales charge on Class A shares of the Funds. To receive a reduction in your initial sales charge, you must let your financial advisor know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in a Fund and other funds in the Integrity/Viking Funds, such as:

•	information or records regarding shares of the Funds or other Integrity/Viking Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

•	information or records regarding shares of the Funds or other Integrity/Viking Funds held in any account of the shareholder at another financial intermediary; and

•

information or records regarding shares of the Funds or other Integrity/Viking Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

Please retain any records necessary to substantiate your historical costs because the Funds, their transfer agent, and financial intermediaries may not maintain this information. The Funds may modify or discontinue these programs at any time.

Class A Sales Charge Reductions

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse, and your children or grandchildren, if they are under the age of 21 (cumulatively, the “Investor”) in some or all of the Integrity/Viking Funds to reach a breakpoint discount. Your retirement plan accounts, family trust accounts, and solely-controlled business accounts may also be included. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Integrity/Viking Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when the investor sells his or her shares, if earlier), the sales charge will be adjusted upward and shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed to the extent unpaid by the investor.

Group Purchases

Each Fund has a group investment and reinvestment program (the “Group Program”) that allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Programs of which he or she is a participant meet certain cost saving criteria set forth in the SAI.

Investments of $1 Million or More

For each Fund, if you invest $1 million or more, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase; a CDSC will not be assessed on redemptions of shares of the Growth & Income Fund by Pre-May 2011 Existing Shareholders. For each Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions in the applicable Fund. Each time you place a redemption request, the Funds will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Funds will sell the shares in the order in which they were purchased. The same method will be used if you exchange your shares into another Integrity/Viking Fund.

Please refer to the SAI for detailed program descriptions and eligibility requirements of the sales charge reduction programs. Additional information is available from your financial adviser or by calling 800-276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Class A Sales Charge Waivers

Class A shares may be purchased without an initial sales charge by particular classes of investors, including:

•

current and former registered representatives and employees, including their immediate families, of broker-dealers having selling group agreements with Integrity Funds Distributor or any trust, pension, profit-sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents, and their siblings);

•

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody, or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor or one of its affiliates, or any trust, pension, profit-sharing, or other benefit plan for such persons;

•	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•	investors purchasing through certain asset- or transaction-fee based investment advisers, broker-dealers, bank trust departments, and other financial services firms;

•	401(k), 403(b), 457, profit-sharing, and defined benefit plans; excluded from this waiver are SEPs, SARSEPs, and SIMPLE IRAs; and

•	foundations and endowments, provided the foundation or endowment has assets of $1 million or more.

The elimination of the up-front sales charge for certain individuals and institutions is provided because of anticipated economies of scale and reduced sales-related efforts. A Fund must be notified in advance that you believe your investment qualifies for a sales charge reduction or waiver. Additional information is also available from the SAI or from your financial adviser.

HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business. Generally, the NYSE is closed on weekends, national holidays, and Good Friday. The close of regular trading on the NYSE is normally 3:00 p.m., Central Time. Each Fund will process purchase orders that it receives in proper form prior to the close of regular trading on a day on which the NYSE is open at the NAV determined on that day. An order is in “proper form” if the Fund’s transfer agent, Integrity Fund Services, LLC (“Integrity Fund Services” or the “Transfer Agent”), has all of the information and documentation it deems necessary to effect your order, which would typically mean that it has received federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction, together with a completed account application. Should you wish to purchase shares via wire transfer, please call the Transfer Agent at 800-601-5593 for wire instructions. The wire must be received by 3:00 p.m., Central time, for you to receive that day’s share price. Each Fund will process purchase orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading.

You may buy shares through investment dealers who have sales agreements with the Distributor or directly from the Distributor. If you do not have a dealer, call 800-276-1262 and the Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers, and they may charge you additional service fees.

Purchase requests should be addressed to the authorized dealer or agent from whom you received this prospectus. Such dealers or agents may place a telephone order with the Distributor for the purchase of shares. Checks should be made payable to the name of the applicable Fund. The Transfer Agent will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

A Fund may reject any purchase orders, including exchanges, for any reason. A Fund will reject any purchase orders, including exchanges, from investors that, in the Investment Adviser’s opinion, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor’s trading history in the Fund or other funds in the Integrity/Viking Funds, and accounts under common ownership or control.

You may be asked to provide additional information in order for the Transfer Agent or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO (Army Post Office) or FPO (Fleet Post Office) addresses.

The Funds may not be available for purchase in every state. Please consult your investment representative or Integrity Fund Services concerning the availability of a particular Fund in your state.

To make any ownership changes to any accounts over $100,000, a signature guarantee will be required.

Minimum Investments and Share Price

You may open an account with a minimum initial investment of $1,000 ($50 for the Monthomatic Investment Plan (described below) and $250 for an IRA) and make additional investments at any time with as little as $50. The Funds may change these minimum investments at any time and may accept investments of smaller amounts at their discretion.

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. The investor will not be assessed a CDSC if the account is redeemed.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of regular trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day’s price. However, if you place your order through a dealer prior to the close of regular trading of the NYSE, you will receive that day’s price. Dealers are obligated to transmit orders promptly. See “Net Asset Value” for a discussion of how shares are priced.

IMPORTANT INFORMATION ABOUT PURCHASES

USA PATRIOT Act

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

Individual Investors Opening an Account

When you open an account, you will be asked for your name, address, date of birth, and other information that will allow the Fund to identify you. You may also be asked to provide documents that may help the Funds to establish your identity, such as your driver’s license.

Investors Other than Individuals

When you open an account, you will be asked for the name of the entity, its principal place of business, and Taxpayer Identification Number and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth, and social security number. You may also be asked to provide documents such as driver’s licenses, articles of incorporation, trust instruments or partnership agreements, and other information that will help the Funds identify the entity.

Purchases Made Through a Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee are determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales charges and Fund expenses described in the prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator, or any other institutions having a selling, administration, or similar agreement with the Investment Adviser, the Distributor, or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sale charges and Rule 12b-1 distribution and service fees, or otherwise from the Investment Adviser or the Distributor. Please refer to the SAI for details.

In addition, the Investment Adviser, the Distributor, or one or more of their affiliates, out of their own resources, may make cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed for each Fund under the heading “Fees and Expenses of the Fund” in its Fund Summary.

The Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the Integrity/Viking Funds distributed by the Distributor in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Integrity/Viking Fund shares and/or total assets of Integrity/Viking Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors:

•	the firm’s total assets held in and recent investments in Integrity/Viking Funds;

•	the firm’s level of participation in Integrity/Viking Funds sales and marketing programs;

•	the firm’s compensation program for its registered representatives who sell Integrity/Viking Fund shares and provide services to Integrity/Viking Funds’ shareholders; and

•	the asset class of the Integrity/Viking Funds for which these payments are provided.

For fiscal year 2017, these payments in the aggregate were approximately 0.009% to 0.019% of the assets in the Integrity/Viking Funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which the payments are expected to be made. This compensation is not reflected in the fees and expenses listed for each Fund under the heading “Fees and Expenses of the Fund” in its Fund Summary. The Distributor or one or more of its affiliates may also make payments to dealers and other financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

The amount of payments by the Distributor and/or its affiliates to a dealer or other financial intermediary could be significant and could create an incentive for the dealer or other intermediary or its representatives to recommend or offer shares of the Funds to you. The dealer or other financial intermediary may elevate the prominence or profile of the Funds within its organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the dealer’s or other financial intermediary’s organization.

Monthly Systematic Investing—The Monthomatic Investment Plan

Once you have established a Fund account, systematic investing allows you to make monthly investments through automatic deductions from your bank account (the “Monthomatic Plan”). Simply complete the appropriate section of the account application form or call Integrity Fund Services at 800-601-5593 for the appropriate forms.

With the Monthomatic Plan, you can make monthly investments of $50 or more per month by authorizing Integrity Fund Services to take money out of your bank, savings and loan association, or credit union (“financial institution”) account. If an investor has expedited wire transfer redemption privileges with his or her fund account, such investor must designate the same financial institution account for both the Monthomatic Plan and the wire redemption programs. If you redeem shares within fifteen days after purchasing them under the Monthomatic Plan and your account does not have sufficient funds, your redemption proceeds may not be sent until your account has sufficient funds, which may take up to fifteen days. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after Integrity Fund Services has received the request. The Funds may terminate or modify the Monthomatic Plan at any time and may immediately terminate a shareholder’s Monthomatic Plan if any item is unpaid by the shareholder’s financial institution. There is no charge for the Monthomatic Plan.

SPECIAL SERVICES

To help make investing with Integrity Funds Distributor easy and efficient, the following services are offered.

Exchange Privilege

You can exchange Class A shares between any Integrity/Viking Fund with an up-front sales charge structure without paying any additional sales charges. Additionally, you can exchange Class C shares of a Fund for Class C shares of another Fund that offers Class C shares. However, owners of Class A shares of a Fund may not exchange their Class A shares for Class C shares, and owners of Class C shares of a Fund may not exchange their Class C shares for Class A shares. Before requesting an exchange, review the prospectus of the Integrity/Viking Fund you wish to acquire. Exchange purchases are subject to the minimum investment requirements of the fund shares purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. If you purchased shares subject to the CDSC, the CDSC will not be assessed at the time of the exchange. However, you will be required to pay any remaining deferred sales charge owed on the exchanged shares at the time the acquired shares are redeemed, if any. For purposes of calculating the CDSC, your holding period will begin on the date you purchased the shares being exchanged.

For federal income tax purposes, an exchange is a sale of shares and may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. The Internal Revenue Service could however assert that a loss could not be currently deducted. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form or letter of instruction. Alternatively, you may make exchanges by telephone by calling Integrity Fund Services at 800-601-5593. The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Share Class Conversions

Class I shares of a Fund may be converted into Class A or Class C shares of the same Fund, and Class A or Class C shares of a Fund may be converted into Class I shares of the same Fund, provided that you are eligible to buy the new share class. (However, Class A shares of a Fund may not be converted into Class C shares, and Class C shares may not be converted into Class A shares.) Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of a Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes. Any contingent deferred sales charge (“CDSC”) associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

See the applicable prospectus for share class information. Fees and expenses differ between share classes. You should read the prospectus for the share class for which you are seeking to convert your shares prior to the conversion.

Share class conversions are made upon receipt of a properly completed request form or letter of instruction. Alternatively, you may request share class conversions by calling Integrity Fund Services at 800-601-5593. The conversion right may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds within 365 days at NAV without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, the Funds will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. The Funds may modify or terminate this privilege at any time. You should consult your tax advisor about the tax consequences of exercising your reinstatement privilege. The Funds must be notified that an investment is a reinstatement.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as the Funds take certain measures to verify telephone requests, they will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the NYSE is open. Generally, the NYSE is closed on weekends, national holidays and Good Friday. You will receive the share price based on the NAV next determined after the applicable Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of regular trading for you to receive that day’s price. While the Funds do not charge a redemption fee, you may be assessed a CDSC, as discussed above, on the redemption of certain Fund shares. If you redeem shares through your investment representative, please note that your investment representative may charge a processing or service fee.

Requests to sell $100,000 worth of shares or less generally can be made over the telephone by calling Integrity Fund Services at 800-601-5593 or by written request addressed to Integrity Fund Services, LLC, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Funds, we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

•	you are selling more than $100,000 worth of shares;

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

•	you have changed the address on your account by phone within the last 30 days.

To properly complete your redemption request, your request must include the following information:

•	the Fund’s name;

•	your name and account number;

•	the dollar or share amount you wish to redeem;

•	any required signatures;

•	the name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	the address where you want your redemption proceeds sent (if other than the address of record);

•	any certificates you have for the shares (signed certificate or a duly endorsed stock power); and

•	any required signature guarantees.

Redemption payments may be made by check or can be sent to your bank account through the ACH network. If you choose to receive proceeds via check, the Transfer Agent will usually send the check the next business day, but in no event more than seven days after it receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to fifteen days from the date of purchase. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm; a notary public cannot provide a signature guarantee.

The Funds reserve the right to redeem in-kind (that is to pay redemption proceeds in cash and portfolio securities or entirely in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

A Fund may suspend the right of redemption under the following unusual circumstances:

•	when the NYSE is closed (other than for weekends and holidays) or trading is restricted, as determined by the SEC;

•	when an emergency exists as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the NAV per share next determined after the termination of the suspension.

Systematic Withdrawal Program

If the value of your Fund account is at least $5,000, you may request to have a specific amount withdrawn automatically from your account, subject to any CDSC, with the Systematic Withdrawal Program (the “Program”). You may elect to receive payments monthly, quarterly, semi-annually, or annually. Shares will be redeemed from your account for the specified withdrawal amount plus any CDSC on approximately the first or 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor’s shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Program. A shareholder who participates in the Monthomatic Plan is ineligible to participate in the Program. To participate in the Program, shares may not be in certificated form. You may terminate participation in the Program at any time. The Funds may terminate or modify the Program at any time.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market Timing

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Funds, including but not limited to market timing. Short-term or excessive trading into and out of a Fund can disrupt portfolio management strategies, harm performance, and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund; the amount of assets the Fund typically maintains in cash or cash equivalents; the dollar amount, number, and frequency of trades in Fund shares; and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. Each Fund may refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below. The Funds’ Board of Trustees has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Investment Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC, or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Funds and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Funds, the Investment Adviser and their agents monitor selected trades and flows of money into and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures. If, as a result of this monitoring, a Fund, the Investment Adviser or one of their agents believes that a shareholder has engaged in excessive short-term trading, the Transfer Agent will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. The Fund may reject purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Funds will impose the following restrictions:

•	the Funds will restrict or refuse purchase or exchange orders that the Funds or the Distributor believes constitute excessive trading;

•	the Funds will reject transactions that violate the Funds’ excessive trading policies;

•	in order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Funds will monitor all redemptions that take place within thirty days of purchase; and

•	the Funds will process trades received after the close of regular trading on the NYSE (generally 3:00 p.m. Central Time) at the NAV next calculated.

However, trades transmitted through National Securities Clearing Corporation (“NSCC”) that are received by Integrity Fund Services after 3:00 p.m. (Central Time) but received by the broker-dealer, bank, or other financial institution transmitting the trade through NSCC before 3:00 p.m. (Central Time) are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Funds for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the Funds’ market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether or not the trading by customers of financial intermediaries is contrary to the Funds’ market timing trading policy. However, under federal securities law, funds are generally required to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in “omnibus accounts” on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things, provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

DISTRIBUTIONS

Dividends and Distributions

The High Income Fund declares net investment income as dividends daily and payable monthly. The Dividend Harvest Fund and the Energized Dividend Fund each declares net investment income as dividends quarterly and payable quarterly. The WB/MNAS Fund and Growth & Income Fund distribute substantially all of their net investment income annually. Each Fund pays substantially all of its capital gains annually prior to the close of the fiscal year in which the gains are earned. The amount of any distributions will vary and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

Reinvestment Options

The Funds automatically reinvest your dividends and capital gains distributions in additional Fund shares at NAV unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the Transfer Agent receives the request. Requests to change dividend options will be accepted when made by the shareholder(s), the shareholder’s registered representative, or an assistant to the registered representative.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, please contact Integrity Fund Services at 800-601-5593.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status

Each Fund intends to qualify as a regulated investment company (“RIC”) under the federal tax laws. If a Fund qualifies as a RIC and distributes all its income, the Fund generally will not pay federal income taxes.

Distributions

Fund distributions are generally taxable. Each Fund intends to make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Funds may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for federal income tax purposes. If a Fund makes a return of capital distribution, the distribution will not be taxable to you to the extent of your basis in your shares and thereafter will be treated as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or lower capital loss when you sell your shares. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from a Fund may also be subject to a 3.8 percent “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from a Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Fund and corporate shareholder.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum federal income tax rate for net capital gain is generally 20%. Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended (the “Code”) treats certain capital gains as ordinary income in special situations and may limit your ability to use capital losses.

Ordinary income dividends received by an individual or other non-corporate shareholder from a RIC (such as the Funds) are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period and other requirements are satisfied and provided the dividends are attributable to qualified dividend income received by the Fund itself. Each Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Exchanges

If you exchange shares of your Fund for shares of another fund, the exchange would generally be considered a sale for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Buying Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

Investment income and some capital gains received by the Funds on foreign securities may be subject to withholding or other foreign taxes. If your Fund is eligible to and makes an election under the Code, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes, subject in each case to certain limitations.

Investments in Certain Foreign Corporations

If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements that apply to the Fund. Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate, or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Funds will be characterized as dividends for federal income tax purposes (other than dividends which the Funds properly report as capital gain dividends) and will be subject to U.S. income taxes (including withholding taxes) subject to certain exceptions described below. However, distributions received by a foreign investor from the Funds that are properly reported by the Funds as capital gain dividends may not be subject to U.S. federal income taxes (including withholding taxes) provided that the Funds make certain elections and certain other conditions are met. Distributions from the Funds that are properly reported by the Funds as an interest-related dividend attributable to certain interest income received by the Funds or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Funds may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Funds make certain elections and certain other conditions are met. In addition, distributions in respect of shares may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares and capital gain dividends received by such persons may be subject to such withholding after December 31, 2018. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the IRS. Please contact your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with The Integrity Funds, please contact Integrity Fund Services at 800-601-5593 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with The Integrity Funds and do not elect a cost basis method, your account will default to the First In, First Out (FIFO) method. Under this method, the first shares purchased are sold first. Financial intermediaries choose their own default method.

NET ASSET VALUE

Each Fund calculates its NAV as of the close of regular trading of the NYSE (normally 3:00 p.m., Central Time) on each day the NYSE is open for trading; shares will not be priced on days when the NYSE is closed for trading. If portfolio investments of a Fund are traded in markets on days when the NYSE is not open, a Fund’s NAV may fluctuate on days when investors cannot purchase or redeem shares.

Each Fund’s NAV is generally based upon the market value of securities held in the Fund’s portfolio by adding the value of that Fund’s investments plus cash and other assets, deducting liabilities, and then dividing the results by the number of its shares outstanding. The Funds’ investments are primarily valued using market quotations. Corporate debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by Integrity Fund Services. Short-term securities with remaining maturities of less than 60 days may be fair valued at amortized cost or at original cost plus accrued interest, subject to Board supervision, as discussed below . To the extent a Fund invests in open-end management investment companies, such Fund’s NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than ETFs, which are valued at their current market value) in which such Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing.

When market quotations are not readily available, invalid, or unreliable, or when a significant event occurs, Integrity Fund Services establishes the fair market value pursuant to procedures approved by the Board of Trustees and under the ultimate supervision of the Board of Trustees. In establishing fair value, Integrity Fund Services considers factors such as the yields and prices of comparable municipal bonds; the type of issue, coupon, maturity, and rating; indications of value from dealers; and general market conditions. Integrity Fund Services may also use a computer based system, a “matrix system,” to compare securities to determine valuations. The procedures used by Integrity Fund Services and its valuations are reviewed by the officers of the Funds under the supervision of the Board of Trustees. Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by a Fund. Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts. In accordance with the fair value procedures adopted by the Board of Trustees, Integrity Fund Services is responsible for monitoring the securities markets and new developments for significant events that might require a Fund to fair value its securities.

Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid, or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded and markets closing early. In addition, while the Funds do not generally invest in thinly traded securities, in the event that they do, such securities may be valued at fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Each Fund, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value the Fund would have received if it had sold the investment.

FUND SERVICE PROVIDERS

The custodian of the assets of the Funds is Wells Fargo Bank, N.A., Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479.

Integrity Fund Services, a wholly owned subsidiary of Corridor, is the Funds’ transfer agent and accounting and administrative services provider. As such, Integrity Fund Services performs pricing, data processing, accounting, and other administrative services for the operation of the Funds and the maintenance of shareholder accounts.

CERTAIN FEES PAID TO FINANCIAL INTERMEDIARIES

Financial intermediaries and retirement plans may have certain accounts and arrangements with the Funds. With respect to such accounts and arrangements, Integrity Fund Services may pay a financial intermediary certain amounts for sub-transfer agency or other administrative services, for which it may receive reimbursement from the Funds. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations.

The payments the Funds make to Integrity Fund Services to reimburse it for a portion of the sub-transfer agency or other administrative services are in addition to the distribution and service fees that the Funds pay under their Rule 12b-1 plans and the fees that the Funds pay to Integrity Fund Services for the services it provides as the Funds’ transfer agent and accounting and administrative services provider. The aggregate amount of these payments may be substantial and the amounts attributable to particular intermediaries may vary significantly.

SHAREHOLDER INQUIRIES AND MAILINGS

All inquiries regarding the Funds should be directed to:
Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
Phone: 800-276-1262

All inquiries regarding account information should be directed to:
Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce expenses, the Funds may mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call Integrity Funds Distributor at 800-276-1262 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal periods or, in the case of the Dividend Harvest Fund and Energized Dividend Fund, the period since the beginning of such Fund’s investment operations. In the case of the WB/MNAS Fund, the Growth & Income Fund, and the Dividend Harvest Fund, with respect to Class C Shares, the financial highlights reflect financial performance for the fiscal periods since such shares were first offered. For all Funds, with respect to Class I shares, the financial highlights reflect financial performance for the fiscal periods since such shares were first offered. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each such Fund (assuming reinvestment of all dividends and distributions).

The information shown in these tables has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report for the most recent fiscal year, along with the respective Funds’ financial statements, is included in the respective Funds’ annual report, which is available upon request.

Further information about each Fund’s performance is contained in such Fund’s latest annual or semi-annual shareholder report. You may obtain a free copy of the respective Fund’s latest annual or semi-annual shareholder report upon request from the Fund.

Williston Basin/Mid-North America Stock Fund (Class A)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$5.93	$4.31	$5.80	$6.84	$5.43

Income (loss) from investment operations:
Net investment income (loss)	$0.01	$0.01	$0.03	$0.00	$(0.01)
Net realized and unrealized gain (loss) on investments [2]	(0.45)	1.62	(1.49)	(0.78)	1.75
Total from investment operations	$(0.44)	$1.63	$(1.46)	$(0.78)	$1.74

Less Distributions:
Dividends from net investment income	$(0.01)	$(0.01)	$(0.03)	$0.00	$0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.26)	(0.33)
Total distributions	$(0.01)	$(0.01)	$(0.03)	$(0.26)	$(0.33)

NET ASSET VALUE, END OF PERIOD	$5.48	$5.93	$4.31	$5.80	$6.84

Total Return (excludes any applicable sales charge)	(7.48%)	37.82%	(25.16%)	(11.43%)	32.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$339,385	$592,629	$490,052	$757,507	$701,872
Ratio of expenses to average net assets after waivers [1]	1.47%	1.46%	1.44%	1.39%	1.41%
Ratio of expenses to average net assets before waivers	1.47%	1.47%	1.44%	1.39%	1.41%
Ratio of net investment income (loss) to average net assets [1]	0.15%	0.17%	0.52%	(0.02%)	(0.26%)
Portfolio turnover rate	41.31%	55.17%	63.76%	67.68%	85.63%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Williston Basin/Mid-North America Stock Fund (Class C)

Selected per share data and ratios for the periods indicated

				Period
	Year	Year	Year	From
	Ended	Ended	Ended	5/1/14^ to
	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$5.89	$4.30	$5.79	$7.45

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	$(0.02)	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments [2]	(0.44)	1.61	(1.49)	(1.39)
Total from investment operations	$(0.46)	$1.59	$(1.48)	$(1.40)

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$(0.01)	$0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.26)
Total distributions	$0.00	$0.00	$(0.01)	$(0.26)

NET ASSET VALUE, END OF PERIOD	$5.43	$5.89	$4.30	$5.79

Total Return (excludes any applicable sales charge)	(7.81%)	36.98%	(25.52%)	(18.82%)**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$37,629	$51,909	$38,170	$30,809
Ratio of expenses to average net assets after waivers [1]	1.97%	1.96%	1.94%	1.89%*
Ratio of expenses to average net assets before waivers	1.97%	1.97%	1.94%	1.89%*
Ratio of net investment income (loss) to average net assets [1]	(0.34%)	(0.33%)	0.03%	(0.52%)*
Portfolio turnover rate	41.31%	55.17%	63.76%	67.68%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Williston Basin/Mid-North America Stock Fund (Class I)

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/1/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$5.92	$4.74

Income (loss) from investment operations:
Net investment income (loss)	$0.04	$0.03
Net realized and unrealized gain (loss) on investments [2]	(0.45)	1.19
Total from investment operations	$(0.41)	$1.22

Less Distributions:
Dividends from net investment income	$(0.04)	$(0.03)
Returns of capital	0.00	(0.01)
Total distributions	$(0.04)	$(0.04)

NET ASSET VALUE, END OF PERIOD	$5.47	$5.92

Total Return (excludes any applicable sales charge)	(6.92%)	25.66%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$60,562	$14,891
Ratio of expenses to average net assets after waivers [1]	0.97%	0.97%*
Ratio of expenses to average net assets before waivers	0.97%	0.97%*
Ratio of net investment income (loss) to average net assets [1]	0.71%	0.67%*
Portfolio turnover rate	41.31%	55.17%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Growth & Income Fund (Class A)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$48.38	$45.07	$47.03	$49.05	$42.80

Income (loss) from investment operations:
Net investment income (loss)	$0.58	$0.71	$0.35	$0.32	$0.17
Net realized and unrealized gain (loss) on investments [2]	8.46	3.72	(1.33)	2.71	11.67
Total from investment operations	$9.04	$4.43	$(0.98)	$3.03	$11.84

Less Distributions:
Dividends from net investment income	$(0.58)	$(0.71)	$(0.35)	$(0.32)	$(0.18)
Distributions from net realized gains	(3.33)	(0.41)	(0.63)	(4.73)	(5.41)
Total distributions	$(3.91)	$(1.12)	$(0.98)	$(5.05)	$(5.59)

NET ASSET VALUE, END OF PERIOD	$53.51	$48.38	$45.07	$47.03	$49.05

Total Return (excludes any applicable sales charge)	18.68%	9.81%	(2.10%)	6.01%	27.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$34,600	$32,933	$35,689	$36,187	$33,803
Ratio of expenses to average net assets after waivers [1]	1.25%	1.25%	1.25%	1.25%	1.36%
Ratio of expenses to average net assets before waivers	1.95%	1.92%	1.84%	1.80%	1.82%
Ratio of net investment income to average net assets [1]	1.07%	1.40%	0.77%	0.64%	0.37%
Portfolio turnover rate	32.42%	50.94%	49.88%	73.25%	116.11%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Growth & Income Fund (Class C)

Selected per share data and ratios for the periods indicated

			Period
	Year	Year	From
	Ended	Ended	8/3/15^ to
	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$48.38	$45.01	$49.50

Income (loss) from investment operations:
Net investment income (loss)	$0.17	$0.37	$0.27
Net realized and unrealized gain (loss) on investments [2]	8.44	3.78	(3.86)
Total from investment operations	$8.61	$4.15	$(3.59)

Less Distributions:
Dividends from net investment income	$(0.17)	$(0.37)	$(0.27)
Distributions from net realized gains	(3.33)	(0.41)	(0.63)
Total distributions	$(3.50)	$(0.78)	$(0.90)

NET ASSET VALUE, END OF PERIOD	$53.49	$48.38	$45.01

Total Return (excludes any applicable sales charge)	17.79%	9.18%	(7.25%)**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$225	$182	$168
Ratio of expenses to average net assets after waivers [1]	2.00%	2.00%	2.00%*
Ratio of expenses to average net assets before waivers	2.70%	2.68%	2.66%*
Ratio of net investment income (loss) to average net assets [1]	0.33%	0.64%	(0.01%)*
Portfolio turnover rate	32.42%	50.94%	49.88%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Growth & Income Fund (Class I)

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/1/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$48.36	$48.11

Income (loss) from investment operations:
Net investment income (loss)	$0.72	$0.80
Net realized and unrealized gain (loss) on investments [2]	8.46	0.66
Total from investment operations	$9.18	$1.46

Less Distributions:
Dividends from net investment income	$(0.72)	$(0.80)
Distributions from net realized gains	(3.33)	(0.41)
Total distributions	$(4.05)	$(1.21)

NET ASSET VALUE, END OF PERIOD	$53.49	$48.36

Total Return (excludes any applicable sales charge)	18.96%	3.04%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$690	$228
Ratio of expenses to average net assets after waivers [1]	1.00%	1.00%*
Ratio of expenses to average net assets before waivers	1.69%	1.70%*
Ratio of net investment income (loss) to average net assets [1]	1.30%	1.50%*
Portfolio turnover rate	32.42%	50.94%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity High Income Fund (Class A)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$7.66	$7.03	$7.75	$8.02	$7.98

Income (loss) from investment operations:
Net investment income (loss)	$0.37	$0.39	$0.40	$0.42	$0.45
Net realized and unrealized gain (loss) on investments [2]	0.14	0.63	(0.72)	(0.27)	0.04
Total from investment operations	$0.51	$1.02	$(0.32)	$0.15	$0.49

Less Distributions:
Dividends from net investment income	$(0.37)	$(0.39)	$(0.40)	$(0.42)	$(0.45)
Total distributions	$(0.37)	$(0.39)	$(0.40)	$(0.42)	$(0.45)

NET ASSET VALUE, END OF PERIOD	$7.80	$7.66	$7.03	$7.75	$8.02

Total Return (excludes any applicable sales charge)	6.78%	14.90%	(4.43%)	1.84%	6.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$24,628	$25,524	$24,338	$28,221	$28,045
Ratio of expenses to average net assets after waivers [1]	1.13%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers	1.71%	1.72%	1.66%	1.63%	1.65%
Ratio of net investment income to average net assets [1]	4.80%	5.34%	5.20%	5.25%	5.64%
Portfolio turnover rate	29.22%	27.61%	40.85%	34.86%	36.30%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity High Income Fund (Class C)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$7.68	$7.05	$7.77	$8.04	$8.00

Income (loss) from investment operations:
Net investment income (loss)	$0.31	$0.34	$0.34	$0.36	$0.39
Net realized and unrealized gain (loss) on investments [2]	0.14	0.63	(0.72)	(0.27)	0.04
Total from investment operations	$0.45	$0.97	$(0.38)	$0.09	$0.43

Less Distributions:
Dividends from net investment income	$(0.31)	$(0.34)	$(0.34)	$(0.36)	$(0.39)
Total distributions	$(0.31)	$(0.34)	$(0.34)	$(0.36)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$7.82	$7.68	$7.05	$7.77	$8.04

Total Return (excludes any applicable sales charge)	5.98%	14.02%	(5.12%)	1.08%	5.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$5,397	$5,293	$5,670	$9,343	$7,888
Ratio of expenses to average net assets after waivers [1]	1.88%	1.90%	1.90%	1.90%	1.90%
Ratio of expenses to average net assets before waivers	2.46%	2.47%	2.40%	2.38%	2.40%
Ratio of net investment income to average net assets [1]	4.03%	4.59%	4.43%	4.51%	4.89%
Portfolio turnover rate	29.22%	27.61%	40.85%	34.86%	36.30%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity High Income Fund (Class I)

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/1/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$7.65	$7.52

Income (loss) from investment operations:
Net investment income (loss)	$0.39	$0.16
Net realized and unrealized gain (loss) on investments [2]	0.15	0.13
Total from investment operations	0.54	$0.29

Less Distributions:
Dividends from net investment income	$(0.39)	$(0.16)
Total distributions	$(0.39)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$7.80	$7.65

Total Return (excludes any applicable sales charge)	7.19%	3.93%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,598	$648
Ratio of expenses to average net assets after waivers [1]	0.87%	0.90%*
Ratio of expenses to average net assets before waivers	1.46%	1.49%*
Ratio of net investment income to average net assets [1]	5.04%	5.18%*
Portfolio turnover rate	29.22%	27.61%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Dividend Harvest Fund (Class A)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$14.33	$12.23	$12.64	$12.05	$10.03

Income (loss) from investment operations:
Net investment income (loss)	$0.41	$0.39	$0.37	$0.36	$0.34
Net realized and unrealized gain (loss) on investments [2]	1.16	2.15	(0.24)	1.01	2.03
Total from investment operations	$1.57	$2.54	$0.13	$1.37	$2.37

Less Distributions:
Dividends from net investment income	$(0.41)	$(0.39)	$(0.37)	$(0.36)	$(0.34)
Distributions from net realized gains	(0.81)	(0.05)	(0.17)	(0.42)	(0.01)
Total distributions	$(1.22)	$(0.44)	$(0.54)	$(0.78)	$(0.35)

NET ASSET VALUE, END OF PERIOD	$14.68	$14.33	$12.23	$12.64	$12.05

Total Return (excludes any applicable sales charge)	11.10%	20.94%	1.12%	11.42%	23.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$111,696	$107,275	$43,425	$29,645	$19,581
Ratio of expenses to average net assets after waivers [1]	0.95%	0.95%	0.85%	0.60%	0.45%
Ratio of expenses to average net assets before waivers	1.49%	1.55%	1.58%	1.59%	1.76%
Ratio of net investment income to average net assets [1]	2.88%	3.26%	3.18%	2.98%	3.29%
Portfolio turnover rate	44.89%	25.56%	38.38%	32.99%	26.44%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Dividend Harvest Fund (Class C)

Selected per share data and ratios for the periods indicated

			Period
	Year	Year	From
	Ended	Ended	8/3/15^ to
	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$14.26	$12.20	$12.54

Income (loss) from investment operations:
Net investment income (loss)	$0.31	$0.31	$0.18
Net realized and unrealized gain (loss) on investments [2]	1.14	2.11	(0.17)
Total from investment operations	$1.45	$2.42	$0.01

Less Distributions:
Dividends from net investment income	$(0.31)	$(0.31)	$(0.18)
Distributions from net realized gains	(0.81)	(0.05)	(0.17)
Total distributions	$(1.12)	$(0.36)	$(0.35)

NET ASSET VALUE, END OF PERIOD	$14.59	$14.26	$12.20

Total Return (excludes any applicable sales charge)	10.26%	20.01%	0.14%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$17,126	$10,392	$692
Ratio of expenses to average net assets after waivers [1]	1.70%	1.70%	1.70%*
Ratio of expenses to average net assets before waivers	2.24%	2.30%	2.39%*
Ratio of net investment income to average net assets [1]	2.14%	2.40%	2.48%*
Portfolio turnover rate	44.89%	25.56%	38.38%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Dividend Harvest Fund (Class I)

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/1/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$14.34	$13.96

Income (loss) from investment operations:
Net investment income (loss)	$0.45	$0.22
Net realized and unrealized gain (loss) on investments [2]	1.16	0.43
Total from investment operations	$1.61	$0.65

Less Distributions:
Dividends from net investment income	$(0.45)	$(0.22)
Distributions from net realized gains	(0.81)	(0.05)
Total distributions	$(1.26)	$(0.27)

NET ASSET VALUE, END OF PERIOD	$14.69	$14.34

Total Return (excludes any applicable sales charge)	11.37%	4.67%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$21,252	$5,904
Ratio of expenses to average net assets after waivers [1]	0.70%	0.70%*
Ratio of expenses to average net assets before waivers	1.24%	1.31%*
Ratio of net investment income to average net assets [1]	3.14%	3.22%*
Portfolio turnover rate	44.89%	25.56%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Energized Dividend Fund (Class A)

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	5/2/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$11.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.50	$0.34
Net realized and unrealized gain (loss) on investments [2]	1.42	1.63
Total from investment operations	$1.92	$1.97

Less Distributions:
Dividends from net investment income	$(0.50)	$(0.34)
Distributions from net realized gains	(0.36)	(0.26)
Total distributions	$(0.86)	$(0.60)

NET ASSET VALUE, END OF PERIOD	$12.43	$11.37

Total Return (excludes any applicable sales charge)	17.47%	19.96%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,321	$1,198
Ratio of expenses to average net assets after waivers [1,3]	0.35%	0.17%*
Ratio of expenses to average net assets before waivers	4.49%	8.39%*
Ratio of net investment income to average net assets [1,3]	5.04%	5.13%*
Portfolio turnover rate	60.18%	30.17%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[3]	The voluntary waiver, based on average net assets, amounted to 0.88% for the period ended 12/30/16, and 0.70% for the year ended 12/31/17.
^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Energized Dividend Fund (Class C)

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	5/2/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.43	$0.29
Net realized and unrealized gain (loss) on investments [2]	1.40	1.62
Total from investment operations	$1.83	$1.91

Less Distributions:
Dividends from net investment income	$(0.43)	$(0.29)
Distributions from net realized gains	(0.36)	(0.26)
Total distributions	$(0.79)	$(0.55)

NET ASSET VALUE, END OF PERIOD	$12.40	$11.36

Total Return (excludes any applicable sales charge)	16.64%	19.30%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$292	$114
Ratio of expenses to average net assets after waivers [1,3]	1.10%	0.91%*
Ratio of expenses to average net assets before waivers	5.17%	12.55%*
Ratio of net investment income to average net assets [1,3]	4.36%	4.14%*
Portfolio turnover rate	60.18%	30.17%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[3]	The voluntary waiver, based on average net assets, amounted to 0.89% for the period ended 12/30/16, and 0.70% for the year ended 12/31/17.
^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Energized Dividend Fund (Class I)

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/1/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$11.37	$9.95

Income (loss) from investment operations:
Net investment income (loss)	$0.53	$0.27
Net realized and unrealized gain (loss) on investments [2]	1.42	1.68
Total from investment operations	$1.95	$1.95

Less Distributions:
Dividends from net investment income	$(0.53)	$(0.27)
Distributions from net realized gains	(0.36)	(0.26)
Total distributions	$(0.89)	$(0.53)

NET ASSET VALUE, END OF PERIOD	$12.43	$11.37

Total Return (excludes any applicable sales charge)	17.74%	19.80%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,938	$395
Ratio of expenses to average net assets after waivers [1,3]	0.10%	0.00%*
Ratio of expenses to average net assets before waivers	3.72%	5.54%*
Ratio of net investment income to average net assets [1,3]	5.96%	6.90%*
Portfolio turnover rate	60.18%	30.17%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[3]	The voluntary waiver, based on average net assets, amounted to 0.80% for the period ended 12/30/16, and 0.70% for the year ended 12/31/17.
^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Integrity High Income Fund
Integrity Dividend Harvest Fund
Integrity Energized Dividend Fund

1 Main Street North • Minot, ND 58703 • 701-852-5292
PO Box 500 • Minot, ND 58702
PO Box 759 • Minot, ND 58702
800-276-1262 • Marketing • Fax 701-838-4902
800-601-5593 • Transfer Agent • Fax 701-852-2548

Investment Adviser

Viking Fund Management, LLC
PO Box 500
Minot, ND 58702

Principal Underwriter

Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702

Custodian

Wells Fargo Bank, NA
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent

Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel

Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

To learn more about the Funds, you may want to read the Funds’ SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into the prospectus, which means that you should consider the contents of the SAI to be part of this prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Call Integrity Funds Distributor at 800-276-1262 to request a free copy of the Funds’ SAI, annual report, semi-annual report, or other Fund information or to make inquiries, or visit the Funds’ website at www.integrityvikingfunds.com.

Prospective investors and shareholders who have questions about the Funds may write to:

Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
or call 800-276-1262

The general public can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (please call 202-551-8090 for information on the operations of the Public Reference Room). Reports and other information about the Funds are also available for free on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

Please refer to the Funds’ Investment Company Act File No. 811-07322 when seeking information about the Funds from the SEC.

Statement of Additional Information
April 30, 2018

THE INTEGRITY FUNDS
Class A, Class C and Class I Shares

WILLISTON BASIN/MID‑NORTH AMERICA STOCK FUND
TICKER (CLASS A): ICPAX
TICKER (CLASS C): ICPUX
TICKER (CLASS I): ICWIX

INTEGRITY GROWTH & INCOME FUND
TICKER (CLASS A): IGIAX
TICKER (CLASS C): IGIUX
TICKER (CLASS I): IGIVX

INTEGRITY HIGH INCOME FUND
TICKER (CLASS A): IHFAX
TICKER (CLASS C): IHFCX
TICKER (CLASS I): IHFIX

INTEGRITY DIVIDEND HARVEST FUND
TICKER (CLASS A): IDIVX
TICKER (CLASS C): IDHCX
TICKER (CLASS I): IDHIX

INTEGRITY ENERGIZED DIVIDEND FUND
TICKER (CLASS A): NRGDX
TICKER (CLASS C): NRGUX
TICKER (CLASS I): NRIGX

PO Box 500
Minot, North Dakota 58702
701‑852‑5292
800‑601‑5593 • Transfer Agent
800‑276‑1262 • Marketing

This Statement of Additional Information (“SAI”) is not a prospectus, but it should be read in conjunction with the prospectus of the Williston Basin/Mid‑North America Stock Fund, Integrity Growth & Income Fund, Integrity High Income Fund, Integrity Dividend Harvest Fund and Integrity Energized Dividend Fund (the “Funds”), dated April 30, 2018 (“Prospectus”). Each Fund is a separate investment portfolio of The Integrity Funds (the “Trust” or the “Integrity Funds”), an open‑end management investment company organized as a Delaware statutory trust. Copies of the Prospectus may be obtained at no charge from the Funds by writing to the above address or calling 800‑276‑1262.

The Funds’ audited financial statements appear in the Funds’ annual report for their most recent fiscal year. The financial statements from the foregoing annual report are incorporated herein by reference. A copy of the annual report may be obtained without charge by writing to the above address or calling 800‑276‑1262. You may also access annual reports from the Funds’ website at www.integrityvikingfunds.com.

Mutual funds:

•         are not insured by the FDIC or any other government agency;

•         have no bank guarantees;

•         may lose value, so an investor may lose money

TABLE OF CONTENTS

THE INTEGRITY FUNDS	B‑1

INVESTMENT RESTRICTIONS	B‑1

INVESTMENT POLICIES	B‑2

INVESTMENTS AND RISKS	B‑3

ADDITIONAL INFORMATION	B‑24
Growth & Income Fund	B‑25
Temporary Defensive Positions and Cash Management Investments	B‑25

DISCLOSURE OF PORTFOLIO HOLDINGS	B‑25
Internet Site and Quarterly Advertisements	B‑26
SEC Filings	B‑26
Other Disclosure	B‑26

TRUSTEES AND OFFICERS	B‑27
Additional Information About Trustees and Officers	B‑29
Independent Trustees	B‑30
Interested Trustee	B‑30
Officers	B‑31

ORGANIZATION AND CAPITALIZATION	B‑33

SHAREHOLDER AND TRUSTEE LIABILITY	B‑33

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	B‑34

INVESTMENT ADVISER	B‑37
Portfolio Managers—Growth & Income Fund, WB/MNAS Fund, and Dividend Harvest Fund	B‑39
Investment Sub‑Adviser and Portfolio Managers—High Income Fund	B‑41
Manager‑of‑Managers	B‑43
Code of Ethics	B‑44

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR	B‑44
Transfer Agent	B‑44
Accounting Service Provider and Administrator	B‑44

CUSTODIAN	B‑45

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B‑45

COUNSEL	B‑45

DISTRIBUTOR	B‑45
Compensation	B‑46
12b‑1 Plans	B‑47

PROXY VOTING POLICY	B‑49

PORTFOLIO TRANSACTIONS	B‑49

TABLE OF CONTENTS (cont.)

PURCHASE AND REDEMPTION OF SHARES	B‑50
Class A Shares	B‑51
Class C Shares	B‑53
Class I Shares	B-54
Monthomatic Investment Plan	B‑54
Exchange Privilege and Share Class Conversions	B‑55
Reinstatement Privilege	B‑55
Minimum Investment	B‑55
Redemptions	B‑55
Telephone Privileges	B‑56
Additional Information on Purchases and Redemptions	B‑56
Systematic Withdrawal Program	B‑57

NET ASSET VALUE	B‑57

EXPENSES OF THE FUNDS	B‑58

FEDERAL TAX MATTERS	B‑58
Distributions	B‑60
Sale or Exchange of Fund Shares	B‑60
Nature of Fund’s Investments	B‑61
Buying Shares Close to a Record Date	B‑62
Investments in Certain Foreign Corporations	B‑62
Backup Withholding	B‑62
Foreign Tax Credit	B‑62
Non‑U.S. Shareholders	B‑62
Other Taxation	B‑63

FINANCIAL STATEMENTS	B‑63

APPENDIX A—DESCRIPTION OF SHORT‑TERM AND LONG‑TERM OBLIGATION RATINGS	B‑64

THE INTEGRITY FUNDS

The Integrity Funds, a Delaware statutory trust, is registered with the Securities and Exchange Commission (“SEC”) as an open‑end management investment company (“mutual fund”) consisting of five separate series: Williston Basin/Mid‑North America Stock Fund (the “WB/MNAS Fund”) and Integrity Growth & Income Fund (the “Growth & Income Fund”), both of which are diversified funds; and Integrity High Income Fund (the “High Income Fund”), Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”), and Integrity Energized Dividend Fund (the “Energized Dividend Fund”), all of which are non‑diversified funds. The Board of Trustees of the Trust (the “Board of Trustees”) may create additional funds as it deems appropriate.

Viking Fund Management, LLC (“Viking Management” or the “Investment Adviser”), has acted as investment adviser to each the WB/MNAS Fund, the High Income Fund and the Growth & Income Fund since August 1, 2009 and as investment adviser to the Dividend Harvest Fund and the Energized Dividend Fund since each such Fund’s inception on May 1, 2012, and May 2, 2016, respectively. Prior to August 1, 2009, Integrity Money Management, Inc. (“Integrity Money Management”) acted as investment adviser to all of the then existing Funds. J.P. Morgan Investment Management Inc. (“JPMIM” or the “Sub-Adviser”) serves as sub adviser to the High Income Fund.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus. No investment in shares of the Funds should be made without first reading the Prospectus.

The investment objectives of each Fund are as follows:

•	The WB/MNAS Fund seeks to provide long‑term capital appreciation.

•	The Growth & Income Fund seeks to provide long‑term growth of capital with dividend income as a secondary objective.

•	The High Income Fund seeks a high level of current income with capital appreciation as a secondary objective.

•	The Dividend Harvest Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital.

•	The Energized Dividend Fund seeks long-term appreciation while providing high current income.

INVESTMENT RESTRICTIONS

For purposes of all investment policies of a Fund: (i) the references to the Investment Company Act of 1940 (the “1940 Act”) include the rules thereunder, interpretations of the SEC, and any exemptive order upon which a Fund may rely; and (ii) the references to the Internal Revenue Code of 1986, as amended (the “Code”) include the rules thereunder, Internal Revenue Service (“IRS”) interpretations, and any private letter ruling or similar authority upon which a Fund may rely. Except with respect to the fundamental policy relating to borrowing money as set forth in (1) below, or as required by the 1940 Act or the Code, or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from change in the market values of a Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

The fundamental policies of a Fund cannot be changed without the affirmative vote of the lesser of: (i) 50% of the outstanding shares of the Fund; or (ii) 67% of the shares of the Fund present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board of Trustees may change a non‑fundamental policy of a Fund without shareholder approval.

The Funds, as a matter of fundamental policy, may not without the affirmative vote described above:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.

concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that, in the case of the Energized Dividend Fund, the Fund will invest at least 25% of its total assets (in the aggregate) in securities of issuers in one or more industries in the energy sector;

4.	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.

purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.

with respect to each Fund other than the Energized Dividend Fund, purchase physical commodities or contracts relating to physical commodities; and, with respect to the Energized Dividend Fund, purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Energized Dividend Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities; or

7.

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act generally permits an open‑end fund to borrow money in amounts of up to one‑third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are generally fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act generally prohibits an open‑end fund from issuing senior securities, except that the fund may borrow money in amounts of up to one‑third of the fund’s total assets from banks. A fund also may borrow an amount equal to up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.

With respect to the fundamental policy relating to concentration in (3) above, the 1940 Act does not define what constitutes “concentration” in an industry. The staff of the SEC has taken the position that the investment of 25% or more of a fund’s assets in securities of one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.

INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the WB/MNAS Fund, the High Income Fund, the Dividend Harvest Fund and the Energized Dividend Fund. As non fundamental policies, the WB/MNAS Fund, the High Income Fund, the Dividend Harvest Fund and the Energized Dividend Fund:

1.

will not invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or which are not readily marketable, except for master demand notes, other securities payable upon demand, repurchase agreements, and instruments evidencing loans of securities. Such securities may, however, become a part of a Fund’s assets through a merger, exchange, or recapitalization involving securities already held in a Fund, and the High Income Fund may invest in Rule 144A restricted securities with or without registration rights;

2.

will not purchase securities on margin or sell securities short except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund’s registration statement;

3.	may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Funds by the SEC; and

4.

may not invest in or sell puts or calls except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund’s registration statement.

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the Growth & Income Fund. As non‑fundamental policies, the Growth & Income Fund will not:

1.

mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) in the fundamental policies above. Margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving options, futures contracts, short sales, and other permitted investments and techniques are not deemed to be a mortgage, pledge, or hypothecation of assets for purposes of this limitation;

2.

enter into reverse repurchase agreements. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding;

3.

purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short‑term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving permitted investments and techniques;

4.	effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short;

5.	purchase or sell put or call options; and

6.	invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

Further, as a non‑fundamental policy, the Growth & Income Fund may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Growth & Income Fund by the SEC.

The Funds listed below have non‑fundamental investment policies obligating such a Fund to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Fund’s name. For purposes of such an investment policy, “assets” includes the Fund’s assets, as well as any amounts borrowed for investment purposes. The Board of Trustees has adopted a policy to provide investors with at least sixty days’ notice prior to any change in such an investment policy. Any notice required to be delivered to shareholders of such Funds for the purpose of announcing an intended change in the non‑fundamental policy listed below will be provided in a separate written document. Each such notice will contain, in boldface type and placed prominently in the document, the following statement: “Important Notice Regarding Change in Investment Policy.” This statement will also appear on the envelope in which such notice is delivered.

•

Under normal market conditions, the WB/MNAS Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the stock of domestic and foreign issuers that are participating or benefitting from the development of the resources in the Williston Basin area (as described below) and/or Mid‑North America area, encompassing the states of Arkansas, Colorado, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin, and Wyoming; and the Canadian provinces of Alberta, Manitoba, and Saskatchewan (herein referred to as the “Region”); the “Williston Basin area” specifically encompasses western North Dakota, northwestern South Dakota, eastern Montana, the southern portion of the Canadian province of Saskatchewan, and the southwestern portion of the Canadian province of Manitoba. To pursue this strategy, the WB/MNAS Fund invests primarily in companies that are (i) headquartered or maintain their principal place of business in the Region, or (ii) during the issuer’s most recent fiscal year, derived at least 50% of their revenues from goods produced or sold, investments made, or services performed in the Region, or (iii) during the issuer’s most recent fiscal year, have at least 50% of their assets in the Region, each as determined at the time of purchase.

•

Under normal market conditions, the High Income Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in corporate bonds rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by S&P Global Ratings (“S&P”) or lower.

•	Under normal market conditions, the Dividend Harvest Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend‑paying equity securities.

•	Under normal market conditions, the Energized Dividend Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend paying equity securities.

INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objectives and policies of the Funds as set forth in the Prospectus.

Equity Securities

The Funds may invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

There may be little trading in the secondary market for particular equity securities, which may adversely affect a Fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Equity securities in which the Funds may invest include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non‑cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Debt Securities

The Funds may invest in foreign or domestic debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities (generally known as “junk bonds”), rated Ba or below by Moody’s and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. See “Lower Rated or Unrated Securities” below.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to Interest Rate and Economic Changes: Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing, and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

Payment Expectations: Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and Valuation: There may be little trading in the secondary market for particular debt securities, which may affect adversely a Fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

See also “Foreign Investments” below.

Securities with Equity and Debt Characteristics

The Funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible, preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for Fund investment limit purposes.

Convertible bonds, convertible preferred stocks, and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

Warrants

The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, may be considered a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security may be magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, or by its agencies or instrumentalities. U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

U.S. Treasury Securities: U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal Agency Securities: The securities of certain U.S. government agencies and government‑sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export‑Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”), and the Small Business Administration (“SBA”).

Other Federal Agency and Entity Obligations

The Funds may invest in other federal agency and entity obligations. Additional federal agency and entity securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government‑sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”), Tennessee Valley Authority, and Federal Farm Credit Bank System.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). The entities are dependent upon the continued support of the U.S. Department of the Treasury and the FHFA in order to continue their business operations. This, among other factors, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Foreign Government Obligations

The Funds may invest in short‑term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities, or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investments.”

Bank Obligations

Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper

The Funds may invest in commercial paper. Commercial paper consists of unsecured promissory notes (including Master Notes) issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and an investment adviser or sub‑adviser acting as agent, for no additional fee, in its capacity as investment adviser or a sub‑adviser to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Investment Adviser or Sub‑Adviser, or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Investment Adviser or the Sub‑Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Investment Adviser or the Sub‑Adviser. Master Notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”). The Funds may also invest in commercial paper that is not rated but is determined by the Investment Adviser, under guidelines established by the Board of Trustees, to be of comparable quality.

Other Fixed‑Income Securities

Other fixed‑income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short‑term investments, including repurchase agreements “collateralized fully,” as provided in Rule 2a‑7 under the 1940 Act; interest‑bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax‑exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a‑7 under the 1940 Act.

Variable Amount Master Demand Notes

The Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Investment Adviser or the Sub‑Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes

The Funds may invest in variable and floating rate notes. A variable rate note is one whose terms provide for the value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments

The Funds may invest in certain obligations or securities of foreign issuers. Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, and legal standards and practices in some countries; changing local, regional, and global economic, political, and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

Emerging and developing markets have greater risks than more mature foreign markets. Developing or emerging market countries generally have less developed securities markets or exchanges and they may be subject to greater political, social and economic instability. Securities of issuers in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes and have high inflation rates. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Additional costs could be incurred in connection with a Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Funds will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Depositary Receipts

The Funds’ investments may include securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”). ADRs are depositary receipts normally issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market. Depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Investments in Small and Unseasoned Companies

The Funds may invest in small and unseasoned companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, limited product lines, limited markets, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources and can be more susceptible to losses. Securities of small and unseasoned companies are frequently traded in the over‑the‑counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. They may be followed by fewer investment research analysts and may be subject to wider price swings than stocks of other companies. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Asset Coverage Requirements

To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value, marked to market daily, sufficient to cover its potential obligations not covered as provided in (a). Examples of transactions covered by these asset coverage requirements include options written by the Funds that may write options, futures contracts and options on futures contracts, forward currency contracts, and when issued, delayed delivery and forward commitment transactions. Assets used as offsetting positions, designated on a Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

In the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a futures or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark‑to‑market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash‑settled futures and forward contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Specific requirements applicable to certain types of transactions are described below.

When‑Issued, Delayed Delivery, and Forward Commitment Transactions

The Funds may enter into commitments to purchase or sell securities at a future date. When a Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When a Fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

The Funds will not use these transactions for the purpose of leveraging and will segregate liquid assets at least equal at all times to the amount of their purchase commitments. After a transaction is entered into, a Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, a Fund may sell such securities.

The Funds may also enter into “roll” transactions which involve the sale of mortgage‑backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The Funds assume the risk of price and yield fluctuations during the time of the commitment. To the extent required by SEC guidelines, the Funds will segregate liquid assets at least equal at all times to the amount of their payment obligations.

Lower‑Rated or Unrated Securities

Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the Investment Adviser or the Sub‑Adviser, may have speculative characteristics. Securities rated below investment grade (i.e., Ba or BB or lower), or deemed of comparable quality by the Investment Adviser or the Sub‑Adviser (i.e., “junk bonds”), have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, generally have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing; to have a current identifiable vulnerability to default; to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial, or economic conditions; and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as the secondary market for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions, and investment companies. In addition, the trading market for lower‑rated securities is generally lower than that for higher‑rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring it to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. In addition, each Fund may invest a portion of its net assets in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher‑rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher‑rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of certain of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities

The Funds may invest in “zero coupon” U.S. Treasury, foreign government, and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes, and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Hedging

Except as indicated, the following discussion does not apply to the Dividend Harvest Fund or the Energized Dividend Fund.

Each Fund other than the Dividend Harvest Fund and the Energized Dividend Fund may engage in certain hedging transactions. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. Such Funds are permitted to enter into these transactions solely for the following purposes:

•	to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased;

•	to close out or offset existing positions; or

•	for the High Income Fund, to manage the portfolio’s duration.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange‑traded funds (“ETFs”), or stock indexes; entering into stock index futures contracts; or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Funds will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker‑dealer. A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds other than the Dividend Harvest Fund and the Energized Dividend Fund may engage in transactions in futures contracts and options on futures contracts. Such Funds may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 (“Rule 4.5”) promulgated under the Commodity Exchange Act (the “CEA”), as amended, by the Commodity Futures Trading Commission (the “CFTC”). Under Rule 4.5, the investment adviser of a fund may claim an exclusion from the definition of the term “commodity pool operator” with respect to such fund if the requirements of such rule are met. The Funds (including the Dividend Harvest Fund and the Energized Dividend Fund) are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and, therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures Transactions

The following discussion does not apply to the Dividend Harvest Fund or the Energized Dividend Fund.

Each Fund other than the Dividend Harvest Fund and the Energized Dividend Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts, or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (its “Contracts Custodian”), or in a segregated custodial account, a specified percentage of the contract amount (called the initial margin) and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or Contracts Custodian or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered. In the event of the bankruptcy or insolvency of an FCM or Contracts Custodian that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s or Contracts Custodian’s other customers, potentially resulting in losses to the Fund.

As required by the 1940 Act, the Funds that may purchase or sell futures contracts and options on futures contracts are subject to the asset coverage requirements generally described above under “Asset Coverage Requirements.” Additionally, with respect to options on futures contracts, a Fund that may enter into such transactions will be considered “covered” with respect to a call option written on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having an exercise price equal to or less than the exercise price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Fund will be considered “covered” with respect to a put option written on a futures contract if the Fund owns an option to sell that futures contract having an exercise price equal to or greater than the exercise price of the “covered” option, or it the Fund segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund or as otherwise permitted by applicable law with respect to such option).

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the ability of the Investment Adviser or the Sub‑Adviser to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser or the Sub‑Adviser may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange, or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house, or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of any of the Funds that may engage in such transactions. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures

The following discussion does not apply to the Dividend Harvest Fund or the Edgarized Dividend Fund.

Each Fund other than the Dividend Harvest Fund and the Energized Dividend Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long‑term debt obligations and the Investment Adviser or the Sub‑Adviser anticipates a rise in long‑term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long‑term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

The High Income Fund may use futures and options on futures for duration management.

Stock Index Futures

The following discussion does not apply to the Dividend Harvest Fund or the Energized Dividend Fund.

Each Fund other than the Dividend Harvest Fund and the Energized Dividend Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio, that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

Each Fund other than the Dividend Harvest Fund and the Energized Dividend Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Investment Adviser or the Sub‑Adviser anticipates an advance, each Fund other than the Dividend Harvest Fund and the Energized Dividend Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the ability of the Investment Adviser or the Sub‑Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Forward Foreign Currency Exchange Contracts

The following discussion does not apply to the Dividend Harvest Fund or the Energized Dividend Fund.

Each Fund other than the Dividend Harvest Fund and the Energized Dividend Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by such a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Foreign Currency Futures Transactions

The following discussion does not apply to the Dividend Harvest Fund or the Energized Dividend Fund.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds other than the Dividend Harvest Fund and the Energized Dividend Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, such Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

Foreign Currency Options

The following discussion does not apply to the Dividend Harvest Fund or the Energized Dividend Fund.

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either the seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

Each Fund other than the Dividend Harvest Fund and the Energized Dividend Fund may write foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option. A call option written will be considered “covered” if (a) the Fund owns the underlying currency, (b) the Fund has an absolute and immediate right to acquire the currency without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated), or (c) the Fund holds a call on the same currency where the exercise price of the call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Contracts Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the put option. A put option written will be considered “covered” if the Fund holds a put on the same currency as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” below.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund that may do so against an adverse movement in the value of a foreign currency, it would not limit the gain that could result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Options on Securities

The following discussion does not apply to the Dividend Harvest Fund or the Energized Dividend Fund.

The Dividend Harvest Fund and the Energized Dividend Fund will not engage in options transactions on securities. Each of the WB/MNAS Fund, the Growth & Income Fund and the High Income Fund may purchase put options only on equity securities (including securities of ETFs) held in its portfolio and write call options and put options on stocks only if they are covered, as described below, and such call options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker‑dealer (an “over‑the‑counter” transaction). Each of the foregoing Funds may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker‑dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with the OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Investment Adviser or the Sub‑Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund. Alternatively, notwithstanding the foregoing, options may be written strictly for hedging purposes.

Each of the WB/MNAS Fund, the Growth & Income Fund and the High Income Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option. A call option is “covered” if (a) the Fund owns the security underlying the call, (b) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated), or (c) the Fund holds a call on the same security where the exercise price of the call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium.” A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is generally a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do unless the Fund arranges to have its Contracts Custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s Contracts Custodian or on deposit in escrow in accordance with the OCC rules.

The premium received is the market value of an option. The premium that a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Investment Adviser or the Sub‑Adviser in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund wishes to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option or otherwise cover the option, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option or otherwise cover the option, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be subject to market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. A Fund may occasionally purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with the OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund that engages in options transactions may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or the Sub‑Adviser perceives significant short‑term risk but substantial long‑term appreciation for the underlying security. The put option helps to protect against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the Investment Adviser or the Sub‑Adviser feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option, the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its Contracts Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option. A put option will be considered “covered” if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium.” A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all.

A Fund that engages in options transactions may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right (but not the obligation) to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium.” If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options

The following discussion does not apply to the Dividend Harvest Fund or the Energized Dividend Fund.

Except as described below, each of the WB/MNAS Fund, the Growth & Income Fund and the High Income Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its Contracts Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option. When a Fund writes a call option on a broadly‑based stock market index, it will segregate with its Contracts Custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities, or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short‑term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the Contracts Custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options

The following discussion does not apply to the Dividend Harvest Fund or the Energized Dividend Fund.

Purchases and sales of options involve the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over‑the‑counter transaction, through the original broker‑dealer. Although a Fund that engages in options transactions will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its Contracts Custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes

The following discussion does not apply to the Dividend Harvest Fund or the Energized Dividend Fund.

With respect to the WB/MNAS Fund, the Growth & Income Fund and the High Income Fund, a purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options.” In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options. The Dividend Harvest Fund and the Energized Dividend Fund will not engage in purchases or sales of options on stock indexes.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the ability of the Investment Adviser or the Sub‑Adviser to correctly predict movements in the direction of the stock market or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if the trading of certain stocks included in the stock index is interrupted. Trading in the stock index options may also be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each applicable Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Funds will not purchase or sell stock index option contracts unless and until, in the opinion of the Investment Adviser or the Sub‑Adviser, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Real Estate Investment Trusts

The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial, or industrial real estate. A REIT is not taxed at the entity level on income and gain distributed to its shareholders or unitholders if it distributes to shareholders or unitholders, among other things, at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets, and income.

REITs generally can be classified as follows:

Equity REIT: invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation that are realized through property sales

Mortgage REIT: invests the majority of its assets in real estate mortgage loans and services with its income primarily stemming from interest payments

Hybrid REIT: combines the characteristics of an Equity REIT and a Mortgage REIT

Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve specific risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. These factors may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self‑liquidation. REITs also can be adversely affected by their failure to qualify for tax‑free pass‑through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers, financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders.

Economic and Market Events Risk

In the recent past, financial markets, including those in the United States and elsewhere, experienced significant volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including keeping interest rates at historically low levels. This and other government intervention, including that of the Federal Reserve, aimed at supporting financial markets has since been reduced. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Structured Securities

The Funds may purchase any type of publicly traded or privately negotiated fixed‑income security, including mortgage‑backed securities; structured notes, bonds, or debentures; and assignments of and participations in loans.

Mortgage‑Backed Securities

The Funds may invest in mortgage‑backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), or certain foreign issuers. (See “Other Federal Agency and Entity Obligations” above regarding conservatorship of FNMA and FHLMC.) Mortgage‑backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments: conventional 30‑year fixed‑rate mortgages, 15‑year fixed‑rate mortgages, graduated payment mortgages, and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. In addition, the guarantees do not extend to the yield or value of a Fund’s shares. These securities generally are “pass‑through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass‑through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass‑through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage, and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed‑rate 30‑year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12‑year average life, although it may vary depending on several factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage‑related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charges. Actual prepayment experience may cause the yield of mortgage‑backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage‑backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage‑backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage‑backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset‑Backed Securities

The Funds may invest in asset‑backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset‑backed securities present certain risks that are not presented by other securities in which the Fund may invest. For example, automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds, and Debentures

The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations

The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal and interest as well as any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set‑off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set‑off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Reinsurance Related Notes and Bonds

The Funds may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, a Fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

Restricted and Illiquid Securities

To the extent consistent with its investment policies, a Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act. Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Funds’ Board of Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid securities including non‑negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors similar to the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Investment Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper, as determined by the Investment Adviser or the Sub‑Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

Securities of Other Investment Companies

The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC exemptive order. Under rules promulgated by the SEC under the 1940 Act, subject to satisfaction of certain conditions, the Funds may invest in money market funds without any percentage limitation. These rules generally were intended to permit “cash sweep” arrangements in which a fund invests available cash in money market funds rather than directly in short‑term instruments. See “Short‑Term Investments.”

The risks of investing in a particular investment company will generally reflect the risks of the securities in which the investment company invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If a Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Therefore, it may be more costly for the Fund to own shares of another investment company than to own directly the underlying securities owned by such company. Investment companies in which a Fund may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne by shareholders.

Exchange‑Traded Funds (“ETFs”)

The SEC has issued exemptive orders to certain ETFs (such as iShares Trust and iShares, Inc.) that permit investment companies to invest in the various series of the respective ETF beyond certain of the investment limitations imposed under the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the respective ETF. A Fund may seek to qualify to invest in such ETFs in excess of the 1940 Act investment limitations, if applicable.

Closed‑End Funds

Subject to the applicable limitations of the 1940 Act, a Fund may invest in closed‑end funds. Closed‑end funds are subject to various risks, including management’s ability to meet the closed‑end fund’s investment objective, and to manage the closed‑end fund’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding closed‑end funds or their underlying investments change. Shares of closed‑end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed‑end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Certain closed‑end funds may employ the use of leverage in their portfolios through the issuance of preferred stock and through borrowings. While leverage often serves to increase the yield of closed‑end funds, this leverage also subjects the closed‑end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed‑end fund’s common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. In addition, closed‑end funds are subject to their own annual fees and expenses, including a management fee. Such fees reduce the potential benefits associated with owning a closed‑end fund and are in addition to the Fund’s expenses.

Business Development Companies

Subject to the limitations of the 1940 Act, a Fund may invest in business development companies (“BDCs”). BDCs are a type of closed‑end company regulated under the 1940 Act, which typically invest in and lend to small and medium‑sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which they invest.

Because BDCs typically invest in small and medium‑sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

Repurchase Agreements

The Funds may enter into repurchase agreements under which a Fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. A Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period that exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one‑third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities

Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day’s notice (as used herein, “business day” shall denote any day on which the New York Stock Exchange (“NYSE”) and the Contracts Custodian (if applicable) are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders’ and custodial fees, including fees to the Sub‑Adviser or its affiliate, in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of the Investment Adviser, the Sub‑Adviser, Integrity Fund Services, LLC (“Integrity Fund Services” or the “Transfer Agent”), or Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or the “Distributor”), unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against the Box

To the extent consistent with its investment policies, a Fund may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if, at the time of the short sale, the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub‑custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any particular time.

A Fund (other than the Dividend Harvest Fund and the Energized Dividend Fund) may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”)

The Funds may occasionally sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales “against the box”) will not exceed 10% of a Fund’s assets.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub‑custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short; and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.

Municipal Securities

The Funds may invest in municipal securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately‑operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair, or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation, and rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of the municipal securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

A Fund may invest in “private activity” bonds. A Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies, and broker‑dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Proposals have been introduced to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree.

Short‑Term Investments

When a Fund is investing for cash management purposes to keep cash on hand fully invested, it may invest in money market mutual funds and/or high quality short‑term fixed‑income securities without any percentage limitation. In addition to the risks discussed in “Securities of Other Investment Companies” above, an investment by the Funds in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long‑term performance than stock or bond investments.

Investments in Natural Resources Companies (WB/MNAS Fund)

The WB/MNAS Fund may invest a significant portion of its assets in securities issued by companies with operations in the development, production, processing, refining, transportation, storage and marketing of natural resources (“Natural Resources Companies”). There are risks associated with investments in Natural Resources Companies, including without limitation those described below:

Commodity Price Risk: Natural resources commodity prices have been very volatile in the past and such volatility may continue. Natural Resources Companies engaged in crude oil and natural gas exploration, development, or production, natural gas gathering and processing crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodities prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain Natural Resources Companies due to the potential impact on the volume of commodities transported, processed, stored, or distributed. Some Natural Resources Companies that own the underlying energy commodity may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The prices of Natural Resources Companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices.

Cyclicality Risk: The highly cyclical nature of the natural resources sector may affect the earnings or operating cash flows of Natural Resources Companies.

Supply Risk: A significant decrease in the production of natural gas, crude oil, coal, or other energy commodities, due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income, and operating cash flows of Natural Resources Companies.

Demand Risk: A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil, and refined petroleum products could adversely affect a Natural Resources Company’s revenues and cash flows.

Sub‑Sector Specific Risks: Natural Resources Companies are also subject to risks that are specific to the particular sub‑sector of the natural resources sector in which they operate.

Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing, or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and Production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates.

Regulatory Risk: The profitability of Natural Resources Companies could be adversely affected by changes in the regulatory environment. Natural Resources Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity.

Risks of Legislation and Regulatory Initiatives Relating to Hydraulic Fracturing: The Fund may invest in companies that engage in hydraulic fracturing. Federal and state legislation and regulatory initiatives relating to hydraulic fracturing (also referred to as “fracing”) could result in increased costs and additional operating restrictions or delays affecting a significant portion of the companies in which the Fund invests. Hydraulic fracturing involves the injection of water, sand, and chemicals under pressure into rock formations to stimulate oil or natural gas production. Due to concerns raised relating to potential impacts of hydraulic fracturing on groundwater quality, regulations have been enacted at the federal level and legislative and regulatory efforts in some states have been initiated or implemented to render permitting, disclosure and compliance requirements more stringent for hydraulic fracturing or prohibit the activity altogether. Additionally, the Environmental Protection Agency has been, and continues to be involved in studies relating to hydraulic fracturing. Further, Congress has, from time to time, considered adoption of legislation to provide for federal regulation of hydraulic fracturing and to require the disclosure of chemicals used in the hydraulic fracturing process. Any federal, state or local laws, implementing regulations or other legal requirements imposing disclosure, regulatory or reporting obligations on, or otherwise limiting, the hydraulic fracturing process, may make it more difficult and expensive to perform hydraulic fracturing, which, for affected companies, could result in limitations on the productive capability of certain oil and gas wells, operational delays, and increased costs of compliance and doing business and, in addition, could adversely affect the value of such companies’ securities.

Catastrophe Risk: The operations of Natural Gas Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining, or marketing of coal, natural gas, natural gas liquids, crude oil, refined petroleum products, or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks, or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires, and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products, or other hydrocarbons; and fires and explosions. If a significant accident or event occurs that is not fully insured, it could adversely affect the Natural Resources Companies’ operations and financial condition.

ADDITIONAL INFORMATION

There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case Fund management and the Board may determine to liquidate the Fund at a time that may not be opportune for shareholders.

Growth & Income Fund

The Growth & Income Fund seeks companies that the Investment Adviser believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate. The Investment Adviser believes that addressing ethical issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean‑up costs; by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; or by becoming more involved in the community, a company can enhance its computer franchise. The Investment Adviser believes that top quality management teams who successfully balance their companies’ business interests with their ethical concerns may be able to gain significant competitive advantages over the long run, which may result in increased shareholder values and, therefore, better investments. The Investment Adviser seeks to incorporate both ethical and financial criteria in its investment decisions.

The Investment Adviser will seek companies that meet the Growth & Income Fund’s investment criteria and demonstrate a positive awareness of the environment in which they operate. The Investment Adviser will also consider a company’s efforts and strategies to minimize the negative impact of business activities and products and to embrace alternatives to reduce polluting and unnecessary animal suffering. In addition, the Investment Adviser takes environmental, social, and governance (ESG) factors into account, and does not intend to invest in companies that it believes derive revenue from gambling, firearms, pornography, or from the production of alcohol or tobacco.

These portfolio restrictions are based on the Investment Adviser’s belief that a company will benefit from its social awareness by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact.

The Investment Adviser will use its best efforts to assess a company’s ethical performance in light of the above criteria. This analysis will be based on present activities, and will not preclude securities solely because of past activities. The Growth & Income Fund’s Board of Trustees will monitor the ethical investment criteria used by the Fund and the Investment Adviser may, upon approval by the Board of Trustees, change the criteria used to rate the ethical performance of an issuer without prior notice or shareholder approval.

The Investment Adviser believes that there are sufficient investment opportunities among those companies that satisfy the ethical investment criteria to meet the Fund’s investment objective.

Temporary Defensive Positions and Cash Management Investments

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political, or other unfavorable conditions. Under these circumstances, a Fund may invest a substantial portion of its assets in money market mutual funds and high quality, short‑term fixed‑income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances, and U.S. Government securities. Although a Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. See “Investments and Risks—Short‑Term Investments.” In addition, each Fund may from time to time invest in shares of money market mutual funds and/or high quality short‑term fixed‑income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Board of Trustees has adopted Portfolio Holdings Disclosure Policies and Procedures (the “Policy”) to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Funds’ investment advisers, principal underwriters, or affiliated persons of the Funds’ investment advisers or principal underwriters. This Policy is applicable to the investment adviser to the Funds, and with respect to the High Income Fund, the Sub‑Adviser to such Fund (collectively, the “Adviser” for purposes of this section).

The Policy is intended to prevent the misuse of material non‑public information regarding the portfolio holdings of the Fund (“Holdings Information”). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality that includes a duty not to trade based on the non‑public information. Under the Policy, the receipt of compensation by a Fund, the Adviser, or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Adviser’s fiduciary duties, and with the Adviser’s and the Fund’s obligations to prevent the misuse of material, non‑public information.

Pursuant to the Policy, the Funds, the Adviser, and their agents are obligated to:

•	act in the best interests of Fund shareholders by protecting non‑public and potentially material portfolio holdings information;

•	ensure that Holdings Information is not provided to a favored group of clients or potential clients; and

•	adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for one or more of the Funds by the Adviser and the Funds:

Internet Site and Quarterly Advertisements

The Funds are allowed to post up to the top 25 holdings for each Fund on the Internet at www.integrityvikingfunds.com. This Holdings Information may be updated daily. The Funds also may advertise up to the top 25 holdings quarterly through printed material, which is also posted on the website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and

•

may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund, and the cumulative percentage weight of each additional security in the Fund listed; and

•	will contain appropriate disclaimers.

The Investment Adviser will seek to post the Holdings Information on its public Internet site in a format that cannot be easily modified by viewers.

SEC Filings

The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N‑Q within 60 days of the end of the first and third quarter end of the Funds’ fiscal year and using Form N‑CSR for the second and fourth quarter of the Funds’ fiscal year. The N‑Q report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Funds must provide either complete portfolio holdings or summaries of their portfolio holdings to shareholders in tabular or graphical format by identifiable categories (i.e., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. SEC Regulation S‑X generally requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund’s net asset value.

Other Disclosure

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, subject to applicable law, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the Investment Adviser Chief Compliance Officer (or his/her designee).

Each of the Investment Adviser’s officers (“Designated Persons”) may authorize providing non‑public Holdings Information of the Funds that is current as of one business day after the month‑end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third‑party data service providers (each a “Recipient”) who (i) specifically request the more current non‑public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds’ legitimate business purpose and (ii) execute a Use and Nondisclosure Agreement (each, a “Nondisclosure Agreement”), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds’ trading strategies or pending transactions. The following parties currently receive non‑public Holdings Information regarding one or more of the Funds on an ongoing basis pursuant to a Nondisclosure Agreement: Bloomberg; FactSet; and Lipper.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Funds to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Funds or an affiliate may have a conflict of interest in connection with a Recipient’s request for disclosure of non‑public Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering releasing non‑public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Trust (“CCO”). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non‑public Holdings Information would be in the best interests of shareholders and the Funds, and will not adversely affect the shareholders or the Funds, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of Trustees for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund’s records.

The Adviser and the Funds currently do not disclose Holdings Information except as noted above. The Funds and the Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day‑to‑day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers of, and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or the Investment Adviser, the Sub‑Adviser or Integrity Funds Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. A Trustee who is an “interested person” (for regulatory purposes) of the Trust is referred to as an “Interested Trustee.”

The Role of the Board

The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day‑to‑day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s Investment Adviser, sub‑adviser, Distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Investment Adviser, sub‑adviser, Distributor, administrator, custodian and transfer agent. The Board has appointed various officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day‑to‑day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day‑to‑day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established two standing committees‑‑an Audit Committee and a Governance and Nominating Committee, which are discussed in greater detail under “Board Committees”, below. Seventy-five percent of the members of the Board are Independent Trustees, and each of the Audit Committee and Governance and Nominating Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

Robert E. Walstad, the Chairman of the Board, is an Interested Trustee by virtue of his ownership of a membership interest in Corridor Investors, LLC (“Corridor”), the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor. He is also a governor of Corridor. The Trust has appointed R. James Maxson as Lead Independent Trustee. As such, Mr. Maxson is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Investment Adviser, the Chairman of the Board, the committee chairmen, the CCO, and the independent legal counsel to the Independent Trustees, as applicable, to determine the agenda for Board and committee meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds’ service providers, particularly the Investment Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.

The same four persons on the Board of the Trust serve on the boards of the other funds in the Fund Complex (as defined below). Given that the funds in the Fund Complex are served by the same service providers and generally face the same issues, the Board believes that this “unitary” structure promotes efficiency and consistency in the governance and oversight of the funds in the Fund Complex, and may reduce the costs, administrative burdens, and possible conflicts that may result from having multiple boards comprised of different individuals.

The Trust has determined that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, the role of its Lead Independent Trustee described above and its “unitary” structure described above, is appropriate given the characteristics and circumstances of the Trust and the Fund Complex.

Board Oversight of Risk Management

The Board’s oversight extends to the Trust’s risk management processes. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses related matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance, and regulatory risks) the oversight of different types of risks is handled in different ways. For example, the full Board as well as the committees meet regularly with the CCO to discuss compliance and operational risks. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Investment Adviser and portfolio managers on actual and possible risks affecting the Funds. They also report to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational, and compliance risks, as well as other overall business risks that could impact the Funds. Finally, the CCO and/or other officers of the Trust report to the Board in the event that any material risk issues arise in between Board meetings.

The Board recognizes that not all risks that may affect the portfolios can be identified, that it may not be practical or cost‑effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment‑related risks) to achieve each Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table below, listed below for each Trustee is additional information concerning the experiences, qualifications, and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee.

Interested Trustee

Robert E. Walstad. Mr. Walstad has been engaged in the securities business since 1972. Currently, he is chairman of the board of the funds in the Integrity/Viking fund family and, until May 1, 2013, was a co‑portfolio manager of the WB/MNAS Fund and the Growth & Income Fund. He was the president of Integrity Money Management, Inc. from 1988 to 2007, and provided general direction and supervision in connection with the management of several funds in the Integrity/Viking fund family. He has also previously served as president of several funds in the Integrity/Viking fund family.

Independent Trustees

Wade A. Dokken. Mr. Dokken has extensive experience in the financial services business. He is currently a member of WealthVest Financial Partners, a broker‑dealer focused, national annuity wholesaling firm, and is also the co‑founder and co‑president of WealthVest Marketing, a financial services marketing and distribution firm specializing in high quality fixed and fixed index annuities from insurance companies. From 1989 to 2000, he was an executive of American Skandia (and, from 2000 to 2003, its chief executive officer) where, among other things, he was chairman of the board of American Skandia Trust, overseeing the American Skandia mutual funds, and a member of the international board of Skandia Life, overseeing mutual fund and pension businesses throughout Europe, Asia and South America.

R. James Maxson. Mr. Maxson is currently the majority owner of Maxson Law Office, P.C. which primarily concentrates on estate planning, business planning, trusts and estates, and transactional law. Mr. Maxson currently serves on the board of directors of the Peoples State Bank of Velva, North Dakota. In addition, he is a former North Dakota State Senator, a former President of the North Dakota Trial Lawyers Association, and a former Democratic National Committeeman for North Dakota, as well as a former member of the boards of directors of St. Joseph’s Community Health Foundation, St. Joseph’s Foundation, and the Minot Community Land Trust. He was previously chair of the Minot Area Development Corporation and the Vincent United Methodist Foundation and on the board of directors of the Kennedy Memorial Foundation.

Jerry M. Stai. Mr. Stai is on the faculty of Minot State University where he teaches accounting and finance courses, including corporate finance, investments, and financial institutions and markets.

Board Committees

The Audit Committee consists of the three Independent Trustees of the Funds: Jerry M. Stai, R. James Maxson and Wade A. Dokken. The primary function of the Audit Committee is to assist the Board of Trustees in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices, and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors, and recommends engagement or discharge of the auditors to the Board of Trustees, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls, and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the Funds’ fiscal year ending December 31, 2017, the Audit Committee held 2 meetings.

The Governance and Nominating Committee consists of the three Independent Trustees of the Funds: Jerry M. Stai, R. James Maxson and Wade A. Dokken. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board of Trustees. The Governance and Nominating Committee takes a leadership role in shaping the governance of the Funds. The Governance and Nominating Committee has adopted a charter and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. During the Funds’ fiscal year ending December 31, 2017, the Governance and Nominating Committee held 5 meetings.

When considering whether to add additional or substitute Trustees to the Board of Trustees, the Independent Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Trust’s Secretary at The Integrity Funds, Attention: Secretary, PO Box 500, Minot, North Dakota 58702. The request must include the following information:

•	name and address of shareholder and, if applicable, name of broker or record holder;

•	number of shares owned;

•	name of fund(s) in the Integrity/Viking family of funds in which shares are owned;

•	whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees;

•	the name and background information of the proposed candidates; and

•	a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Additional Information About Trustees and Officers

Each Trustee and Officer serves the Funds until their termination; or until such individual’s retirement, resignation, or death; or otherwise as specified in the Fund’s organizational documents. The tables that follow show information for each Trustee and Executive Officer of the Funds.

Note: For purposes of this SAI, the terms “Fund Complex” and “Integrity/Viking Funds” refer to the six series of Viking Mutual Funds and the five series of The Integrity Funds, each of which are managed by Viking Management and have a Board of Trustees comprised of the same individual Trustees as described in more detail in this SAI.

Independent Trustees

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Wade A. Dokken 1 N. Main St. Minot, ND 58703 Birth date: March 3, 1960 Trustee Began serving Trust: February 2016 11 Funds overseen

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co‑President, WealthVest Marketing (2009 to present); Trustee: Integrity Managed Portfolios (2016 to 2018), and Viking Mutual Funds (2016 to present)

Other Directorships Held: None

R. James Maxson 1 N. Main St. Minot, ND 58703 Birth date: December 12, 1947 Trustee Began serving Trust: June 2003 11 Funds overseen

Principal occupation(s): Attorney: Maxson Law Office (2002 to present); Director/Trustee: Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to 2018), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva; St. Joseph’s Community Health Foundation and St. Joseph’s Foundation; and Minot Community Land Trust

Jerry M. Stai 2405 11th Ave NW Minot, ND 58703 Birth date: March 31, 1952 Trustee Began serving Trust: January 2006 11 Funds overseen

Principal occupation(s): Faculty: Minot State University (1999 to present); Non‑Profit Specialist: Bremer Bank (2006 to 2014); Director/Trustee: Integrity Fund of Funds, Inc. (2006 to 2012), Integrity Managed Portfolios (2006 to 2018), and Viking Mutual Funds (2009 to present)

Other Directorships Held: None

Interested Trustee

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) 1 N. Main St. Minot, ND 58703 Birth date: August 16, 1944 Trustee, Chairman Began serving Trust: June 2003 11 Funds overseen

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to 2013): Viking Fund Management, LLC; Director and Chairman: Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman: Integrity Managed Portfolios (1996 to 2018), and Viking Mutual Funds (2009 to present)

Other Directorships Held: None

Officers

Name Address Date of Birth Position with Trust Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held
Shannon D. Radke(2) 1 N. Main Street Minot, ND 58703 Birth date: September 7, 1966 President Began serving Trust: August 2009

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Integrity Fund of Funds, Inc. (2009 to 2012), Integrity Managed Portfolios (2009 to 2018), and Viking Mutual Funds (1999 to present)

Other Directorships Held: None

Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 Birth date: February 23, 1934 Vice President Began serving Trust: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President: Integrity Fund of Funds, Inc. (1994 to 2012), Integrity Managed Portfolios (1996 to 2018), and Viking Mutual Funds (2009 to present)

Other Directorships Held: None

Adam C. Forthun(2) 1 N. Main St. Minot, ND 58703 Birth date: June 30, 1976 Treasurer Began serving Trust: May 2008

Principal occupation(s): Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: Integrity Fund of Funds, Inc. (2008 to 2012), Integrity Managed Portfolios (2008 to 2018), and Viking Mutual Funds (2009 to present)

Other Directorships Held: None

Brent M. Wheeler(2)
1 N. Main St.
Minot, ND 58703
Birth date: October 9, 1970

Mutual Fund Chief Compliance Officer and Secretary
Began serving Trust: October 2005 (Mutual Fund Chief Compliance Officer) and October 2009 (Secretary)

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Fund of Funds, Inc. (2005 to 2012), Integrity Managed Portfolios (2005 to present), and Viking Mutual Funds (2009 to present); Secretary: Integrity Fund of Funds Inc. (2009 to 2012), Integrity Managed Portfolios (2009 to 2018), and Viking Mutual Funds (2009 to present)

Other Directorships Held: None

(1)

Trustee who is an “interested person” of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of his ownership of a membership interest in Corridor, the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor. He is also a governor of Corridor.

(2)

Shannon D. Radke, Peter A. Quist, Adam C. Forthun, and Brent M. Wheeler each own membership interests in Corridor (the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor). Mr. Radke and Mr. Quist are also governors of Corridor. In addition, Mr. Radke is an officer of Corridor, an officer and a governor of Viking Management, and an officer and a governor of Integrity Fund Services and Integrity Funds Distributor.

In summarizing the above information, Messrs. Walstad, Dokken, Maxson, and Stai are Trustees of two open‑end investment companies advised by the Investment Adviser (representing 11 portfolios). Mr. Radke serves as President, Mr. Quist serves as Vice President, Mr. Forthun serves as Treasurer, and Mr. Wheeler serves as Secretary and Mutual Fund Chief Compliance Officer to the same two open‑end investment companies advised by the Investment Adviser (representing 11 portfolios).

Share Ownership in the Funds

For each Trustee, the dollar range of equity securities in the Funds beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the same family of investment companies as the Trust are shown below as of December 31, 2017:

Dollar range of equity securities in:
	WB/MNAS Fund	Growth & Income Fund	High Income Fund	Dividend Harvest Fund	Energized Dividend Fund	All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Aggregate)

Independent Trustees
Wade A. Dokken	None	None	None	None	$10,001 - $50,000	$10,001 - $50,000
R. James Maxson	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	None	$50,001 - $100,000
Jerry M. Stai	None	$1 - $10,000	$1 - $10,000	None	None	$1 - $10,000

Interested Trustee
Robert E. Walstad	$10,001 - $50,000	None	None	None	None	$10,001 - $50,000

As of April 3, 2018, the Trustees and Officers of the Trust, as a group, owned of record and beneficially less than 1% of the shares of each Fund.

As of December 31, 2017, no Independent Trustee or his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Compensation

During 2017, Trustees who are not considered to be “interested persons,” as that term is defined in the 1940 Act, of The Integrity Funds were paid an annual fee of $25,000 for service as trustee on the boards of the trusts in the Fund Complex. In addition, each such Trustee is entitled to receive a fee of $3,500 for attendance at each meeting of the Board of Trustees (whether attendance is telephonic or in person) that is not on the regular Board of Trustees meeting schedule. Mr. Walstad, as an “interested person” of The Integrity Funds, receives no compensation from The Integrity Funds for serving as a trustee; however, he does receive compensation from Corridor for serving in such capacity.

The following table sets forth compensation paid by each Fund, as well as the total compensation paid by all funds in the Fund Complex (including the Funds), to each of the Trustees for their service as Trustees for the fiscal year ended December 31, 2017. The Funds have no retirement or pension plans for their Trustees.

	Compensation from:					Total Compensation from Funds and Fund Complex*
	WB/MNAS Fund	Growth & Income Fund	High Income Fund	Dividend Harvest Fund	Energized Dividend Fund
Independent Trustees
Wade A. Dokken	$12,646	$ 831	$ 796	$ 3,640	$ 58	$25,000
R. James Maxson	$12,646	$ 831	$ 796	$ 3,640	$ 23	$25,000
Jerry M. Stai	$12,646	$ 831	$ 796	$ 3,640	$ 23	$25,000

Interested Trustee, Chairman
Robert E. Walstad	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

TOTALS	$37,938	$2,493	$2,388	$10,920	$174	$100,000

*

Based on the compensation paid by the Funds and the other funds in the complex to the Trustees for the fiscal year ended December 31, 2017, for services as a trustee to the Funds and two other open‑end funds representing, in the aggregate, 11 portfolios, including, in addition to the Funds, the four series of Integrity Managed Portfolios and the two series of Viking Mutual Funds.

In addition, for the fiscal year ended December 31, 2017, Brent M. Wheeler was paid by the Trust an aggregate amount of $59,080 for service to the Funds as Mutual Fund Chief Compliance Officer, allocated among the Funds as follows:

WB/MNAS Fund:	$42,031

Growth & Income Fund:	$ 2,668

High Income Fund:	$ 2,565

Dividend Harvest Fund:	$11,661

Energized Dividend Fund	$ 155

As indicated above, Mr. Wheeler is a member of Corridor. As such, he is a participant in a 401(k) plan sponsored by Corridor (and not by the Trust).

ORGANIZATION AND CAPITALIZATION

From its inception on September 9, 1992 until February 9, 1998, The Integrity Funds were organized as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware statutory trust. In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.” On March 3, 2003, the trust was renamed “The Integrity Funds.”

The Integrity Funds are authorized to issue an unlimited number of shares. The Trustees of The Integrity Funds are responsible for the overall management and supervision of its affairs. Each share represents an equal and proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights, and are transferable. Pursuant to the 1940 Act, shareholders of each Fund are required to approve the adoption of any changes in fundamental investment restrictions or policies of such Fund. Shareholders of the Funds are also required pursuant to the 1940 Act to approve the adoption of any investment advisory agreement relating to such Fund (unless an exemptive order or other relief provided by the SEC applies). Shares of a Fund will be voted with respect to that Fund only, subject to certain exceptions. The Trustees are empowered by The Integrity Funds’ Declaration of Trust (the “Declaration of Trust”) and bylaws to create, without shareholder approval, additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. Currently, each Fund included in this SAI offers Class A shares, Class C shares and Class I shares. Class A shares, Class C shares and Class I shares differ in certain respects, including with regard to sales charges and fees. See “Purchase and Redemption of Shares” below and “How to Buy Shares” in the Prospectus.

Unless otherwise required by the 1940 Act or the Declaration of Trust, The Integrity Funds do not intend to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two‑thirds of all outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares entitled to vote. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

SHAREHOLDER AND TRUSTEE LIABILITY

The Integrity Funds are organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, statutory authority limiting statutory trust shareholder liability may differ in other states. As a result, to the extent that a Delaware statutory trust or a shareholder thereof is subject to the jurisdiction of courts outside of Delaware, the courts may not apply Delaware law and findings with respect to liability may be different. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation, or instrument entered into or executed by The Integrity Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will generally not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In addition, the Trust has entered into a separate Indemnification Agreement with each of the Trustees (as well as the officers of the Trust) whereby the Trust has generally agreed to indemnify such persons to the fullest extent permitted by the laws of the State of Delaware. These Indemnification Agreements acknowledge, however, that, in certain instances applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the best knowledge of the respective Funds, as of April 3, 2018, except as set forth below, no persons owned, of record or beneficially, 5% or more of any class of the outstanding shares of any of the Funds. In certain cases, the Funds do not have any knowledge of who the ultimate beneficiaries are of the respective shares.

Williston Basin/Mid-North America Stock Fund, Class A
Name	Address	Percent Ownership
Edward Jones	12555 Manchester Road Saint Louis MO 63131	49.57%
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399	5.97%
American Enterprise Investment Serv	707 2nd Ave S Minneapolis MN 55402	5.77%
Charles Schwab & Co., Inc	211 Main Street San Francisco CA 94105	5.71%
LPL Financial	75 State Street 22nd Floor Boston MA 02109	5.45%
National Financial Services LLC	2000 Seaport Boulevard Boston MA 02210	5.12%
Williston Basin/Mid-North America Stock Fund, Class C
Name	Address	Percent Ownership
Edward Jones	12555 Manchester Road Saint Louis MO 63131	31.73%
American Enterprise Investment Serv	707 2nd Ave S Minneapolis MN 55402	14.59%
First Clearing, LLC	2801 Market Street Saint Louis MO 63103	13.71%
LPL Financial	75 State Street 22nd Floor Boston MA 02109	7.53%
Williston Basin/Mid-North America Stock Fund, Class I
Name	Address	Percent Ownership
First Clearing, LLC	2801 Market Street Saint Louis MO 63103	38.36%
LPL Financial	75 State Street 22nd Floor Boston MA 02109	6.28%
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399	5.50%
Integrity Dividend Harvest Fund, Class A
Name	Address	Percent Ownership
Edward Jones	12555 Manchester Road Saint Louis MO 63131	46.26%
LPL Financial	75 State Street 22nd Floor Boston MA 02109	8.06%
American Enterprise Investment Serv	707 2nd Ave S Minneapolis MN 55402	7.23%
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399	6.96%
National Financial Services LLC	200 Seaport Boulevard Boston MA 02210	5.90%
Integrity Dividend Harvest Fund, Class C
Name	Address	Percent Ownership
American Enterprise Investment Serv	707 2nd Ave S Minneapolis MN 55402	19.49%
Edward Jones	12555 Manchester Road Saint Louis MO 63131	10.04%
National Financial Services LLC	200 Seaport Boulevard Boston MA 02210	6.55%
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399	6.02%
Integrity Dividend Harvest Fund, Class I
Name	Address	Percent Ownership
Charles Schwab & Co., Inc	211 Main Street San Francisco CA 94105	13.72%
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399	8.88%
LPL Financial	75 State Street 22nd Floor Boston MA 02109	8.73%
National Financial Services LLC	200 Seaport Boulevard Boston MA 02210	6.37%
Corridor Investors, LLC 401(k)	1 North Main St Minot ND 58703	6.12%
Integrity High Income Fund, Class A
Name	Address	Percent Ownership
Capital Financial Holdings, Inc	1821 Burdick Expressway West Minot ND 58701	19.69%
Edward Jones	12555 Manchester Road Saint Louis MO 63131	16.13%
National Financial Services LLC	200 Seaport Boulevard Boston MA 02210	8.09%
Charles Schwab & Co., Inc	211 Main Street San Francisco CA 94105	6.10%
Oppenheimer & Co., Inc.	85 Broad Street 22nd 24th Floor New York NY 10004	5.06%
Integrity High Income Fund, Class C
Name	Address	Percent Ownership
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399	18.39%
First Clearing, LLC	2801 Market Street Saint Louis MO 63103	10.21%
LPL Financial	75 State Street 22nd Floor Boston MA 02109	8.33%
Edward Jones	12555 Manchester Road Saint Louis MO 63131	7.47%
Integrity High Income Fund, Class I
Name	Address	Percent Ownership
First Clearing, LLC	2801 Market Street Saint Louis MO 63103	32.88%
Corridor Investors, LLC 401(k)	1 North Main St Minot ND 58703	22.87%%
Stephen Bernard	209 Rue Pelletier Thibodaux LA 70301	14.22%
Curris Boutte	302 McArthur Ct Youngsville LA 70592	5.01%
Integrity Growth & Income Fund, Class A
Name	Address	Percent Ownership
Charles Schwab Co Inc	211 Main St San Francisco CA 94105	23.06%
Edward Jones	12555 Manchester Road Saint Louis MO 63131	20.84%
Capital Financial Holdings, Inc	1821 Burdick Expressway West Minot ND 58701	11.35%
National Financial Services LLC	200 Seaport Boulevard Boston MA 02210	8.22%
Integrity Growth & Income Fund, Class C
Name	Address	Percent Ownership
Edward Jones	12555 Manchester Road Saint Louis MO 63131	79.70%
First Clearing, LLC	2801 Market Street Saint Louis MO 63103	13.53%

Integrity Growth & Income Fund, Class I
Name	Address	Percent Ownership
First Clearing, LLC	2801 Market Street Saint Louis MO 63103	40.40%
Corridor Investors, LLC 401(k)	1 North Main St Minot ND 58703	32.78%
F Bruce Walker and Diane Walker	1415 10th St SW Minot ND 58703	6.56%
Energized Dividend Fund, Class A
Name	Address	Percent Ownership
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399	45.84%
Charles Schwab Co Inc	211 Main St San Francisco CA 94105	21.77%
LPL Financial	75 State Street 22nd Floor Boston MA 02109	17.41%
Robert W. Baird & Co Incorporated	777 East Wisconsin Avenue Milwaukee WI 53202	6.82%
Energized Dividend Fund, Class C
Name	Address	Percent Ownership
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399	52.36%
Arlene Wyckoff	1000 Wilshire Blvd Los Angeles CA 90017	31.26%
LPL Financial	75 State Street 22nd Floor Boston MA 02109	6.24%
Matthew Gordon Jones	10639 Manor Stone Dr Highlands Ranch CO 80126	5.11%
Energized Dividend Fund, Class I
Name	Address	Percent Ownership
Trust Company of America	7103 South Revere Parkway Centennial CO 80112	52.09%
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399	14.08%
Corridor Investors, LLC 401(k)	1 North Main St Minot ND 58703	12.76%%
Charles Schwab Co Inc	211 Main St San Francisco CA 94105	11.90%

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A shareholder with a controlling interest could affect the outcome of proxy voting or the direction of management of the respective Fund.

INVESTMENT ADVISER

Since August 1, 2009, Viking Management has been retained by each Fund under an investment advisory agreement (each an “Investment Advisory Agreement”) to act as the Fund’s investment adviser, subject to the authority of the Board of Trustees. Prior to August 1, 2009, Integrity Money Management, a subsidiary of Integrity Mutual Funds, Inc. (“Integrity”), served as investment adviser to the then-existing Funds. However, on July 31, 2009, Integrity (as seller) generally sold its mutual fund services business to Corridor and Viking Management (collectively as buyer). Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad and Shannon D. Radke. Corridor provides investment advisory, distribution, and other services to the Funds, as well as to the other funds in the Fund Complex described above under “Trustees and Officers,” primarily through its subsidiaries. Viking Management has been a wholly owned subsidiary of Corridor since July 31, 2009 and has served as investment adviser to Viking Mutual Funds since 1999.

As investment adviser, Viking Management makes the day‑to‑day investment decisions for the Funds and continuously reviews, supervises, and administers the Funds’ investment programs. The address of Viking Management is PO Box 500, Minot, North Dakota 58702. As indicated under “Trustees and Officers” (i) Shannon D. Radke, an officer of the Trust, is also a governor, member and officer of Corridor and a governor and officer of Viking Management; (ii) Robert E. Walstad, a Trustee and Chairman of the Trust, is also a governor and member of Corridor; (iii) Peter A. Quist, an officer of the Trust, is also a governor and member of Corridor; and (iv) Adam C. Forthun and Brent M. Wheeler, officers of the Trust, are also members of Corridor.

The WB/MNAS Fund is a successor to a fund that was previously a series of other registrant companies, The Willamette Funds, from April 1, 2001 to September 19, 2003, and The Coventry Group prior to April 1, 2001 (each, a “Predecessor Series”). Willamette Asset Managers, Inc. (“Willamette”) served as investment adviser to the Predecessor Series. The Growth & Income Fund is the successor to a fund that was a series of the IPS Funds, a registered investment company, since the Fund’s inception date. Prior to April 22, 2005, IPS Advisory, Inc. (“IPS Advisory”) served as investment adviser to the Growth & Income Fund.

Each Investment Advisory Agreement provides that the Investment Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies, and limitations; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. In performing its investment management services to a Fund, the Investment Adviser has agreed to provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data, and judgments regarding individual investments, general economic conditions, and trends and long‑range investment policy.

Except for certain expenses that have been specifically allocated to the Investment Adviser, the Investment Adviser is not required to pay any expenses of the Funds or the Trust.

For its services under the applicable Investment Advisory Agreement, the Investment Adviser is entitled to a monthly management fee at the annual rate of the percentage of each such Fund’s average daily net assets specified in the table below:

WB/MNAS Fund*	0.50%
Growth & Income Fund*	1.00%
High Income Fund*	0.85%
Dividend Harvest Fund*	0.75%
Energized Dividend Fund*	0.75%

*	The investment management fee is allocated proportionally between Class A, Class C, and Class I shares.

For the three most recent fiscal periods, the table below sets forth (i) the advisory fees Viking Management was entitled to, (ii) fees waived and expense reimbursements, and (iii) amounts paid net of expenses reimbursed and fees waived for the Funds:

Fund	Date of Fiscal Year End	Advisory Fees Earned (Gross)	Advisory Fee Waivers and Expense Reimbursements	Advisory Fees Paid Net of Fees Waived and Expense Reimbursements
WB/MNAS Fund	12/31/2015	$3,722,852	$ 0	$3,722,852
	12/30/2016	$2,907,132	$ 31,854	$2,875,278
	12/31/2017	$2,569,616	$ 0	$2,569,616
Growth & Income Fund	12/31/2015	$ 360,110	$ 63,895	$ 296,215
	12/30/2016	$ 341,606	$143,400	$ 198,206
	12/31/2017	$ 337,391	$209,587	$ 127,804
High Income Fund	12/31/2015	$ 297,620	$ 59,577	$ 238,043
	12/30/2016	$ 255,806	$103,253	$ 152,553
	12/31/2017	$ 274,307	$168,374(1)	$ 105,933
Dividend Harvest Fund	12/31/2015	$ 260,347	$ 79,167	$ 181,180
	12/30/2016	$ 586,639	$284,331	$ 302,308
	12/31/2017	$1,115,027	$723,473	$ 391,554
Energized Dividend Fund(2)	12/30/2016	$ 6,724	$ 6,724	$ 0
	12/31/2017	$ 17,321	$ 70,279	$ 0

(1)	Reflects the level of contractual fee waivers and expense reimbursements in effect prior to December 1, 2017, which were revised effective December 1, 2017.

(2)	The Energized Dividend Fund commenced operations on May 2, 2016.

Through April 29, 2019 (through April 30, 2019 for Integrity High Income Fund), Viking Management has contractually agreed to maintain the expense level of each Fund at the percentages shown below so that such Funds’ net annual operating expenses (excluding taxes, brokerage fees, commissions, extraordinary or non‑recurring expenses, and acquired fund fees and expenses) do not exceed the following rates (as a percentage of average daily net assets):

WB/MNAS Fund (Class A)	1.50%
WB/MNAS Fund (Class C)	2.00%
WB/MNAS Fund (Class I)	1.00%
Growth & Income Fund (Class A)	1.25%
Growth & Income Fund (Class C)	2.00%
Growth & Income Fund (Class I)	1.00%
High Income Fund (Class A)	0.89%
High Income Fund (Class C)	1.64%
High Income Fund (Class I)	0.64%
Dividend Harvest Fund (Class A)	0.95%
Dividend Harvest Fund (Class C)	1.70%
Dividend Harvest Fund (Class I)	0.70%
Energized Dividend Fund (Class A)	1.05%
Energized Dividend Fund (Class C)	1.80%
Energized Dividend Fund (Class I)	0.80%

In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement.

Each Fund’s Investment Advisory Agreement will continue to be in effect year to year as long as its continuation is approved at least annually by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party and by either the shareholders or the Board of Trustees. Each Investment Advisory Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund upon a vote of a majority of the Trustees or by a vote of the majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or upon 60 days’ written notice by the Investment Adviser, and will terminate automatically upon assignment (as defined in the 1940 Act).

The Investment Advisory Agreements provide that the Investment Adviser is not generally liable to, among others, the relevant Fund, the Trust, or to any holder of the Fund’s shares, for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund’s shares in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the applicable Investment Advisory Agreement.

Portfolio Managers—Growth & Income Fund, WB/MNAS Fund, Dividend Harvest Fund, and Energized Dividend Fund

Viking Management provides advisory services to the WB/MNAS Fund, the Growth & Income Fund, the Dividend Harvest Fund and the Energized Dividend Fund under a portfolio management team (“Team”) that is jointly and primarily responsible for the day to day management of these Funds’ portfolios. For the WB/MNAS Fund, the Team currently consists of Monte Avery, Shannon Radke and Michael Morey. For the Growth & Income Fund, the Team currently consists of Josh Larson, and Trey Welstad. For the Dividend Harvest Fund, the Team currently consists of Shannon Radke, Josh Larson, Michael Morey, and Trey Welstad. For the Energized Dividend Fund, the Team currently consists of Shannon Radke, Monte Avery, Michael Morey, and Trey Welstad.

Mr. Avery (Senior Portfolio Manager) was previously an employee of Integrity Money Management and, since August 1, 2009, has been an employee of Viking Management. Mr. Avery started in the securities business with PaineWebber in 1981 as a registered representative, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993, where he remained until he joined Integrity Mutual Funds in 1995. Since that time, Mr. Avery has served as a portfolio manager to various funds currently advised by Viking Management, including certain funds previously advised by Integrity Money Management, Inc. In addition, since April 2010, he has served as a co‑portfolio manager of the Viking Tax‑Free Fund for Montana and the Viking Tax‑Free Fund for North Dakota.

Mr. Radke (Senior Portfolio Manager) is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a securities representative and as operations manager and later as chief operating officer of an investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for 18 years. In addition to the Funds, Mr. Radke serves as a co‑portfolio manager to various other funds currently advised by Viking Management.

Mr. Larson (Portfolio Manager) holds Bachelor of Science degrees in Finance and Management from Minot State University. He joined Integrity Viking Funds in 2010 in the fund accounting division and as a research analyst for certain funds advised by Viking Management. Since May 2012, Mr. Larson has served as a co‑portfolio manager of the Dividend Harvest Fund, since May 2013, he has served as a co‑portfolio manager of the Growth & Income Fund, and since November 2014, he has served as a co‑portfolio manager of the Viking Mutual Funds.

Mr. Morey (Portfolio Manager) holds a Bachelor of Science degree in Finance from Minot State University. He joined the fund accounting division of Integrity Viking Funds in 2009 and has been a research analyst for certain funds advised by Viking Management since February 2010. Since May 2012, Mr. Morey has served as a co‑portfolio manager of the Dividend Harvest Fund, since May 2013, he has served as a co‑portfolio manager of the WB/MNAS Fund, and since May 2016, he has served as a co‑portfolio manager of the Integrity Energized Dividend Fund.

Mr. Welstad (Portfolio Manager) holds Bachelor of Science degrees in Finance, Management, and Marketing from Minot State University. In May 2012, he graduated from Minot State University and, in June 2012, he began his work at Integrity Viking Funds as a research analyst for certain funds advised by Viking Management. Mr. Welstad is a CFA charterholder. He has served as a co‑portfolio manager of the Growth & Income Fund and the Dividend Harvest Fund since May 2015 and as a co‑portfolio manager of the Integrity Energized Dividend Fund since May 2016.

Compensation

Each portfolio manager’s compensation is based on a fixed salary paid every other week. They are not compensated for client retention. Also, Corridor sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and a 6% match by Corridor of the employee’s gross pay as long as the employee has elected to contribute at least 6% of his or her gross pay.

In addition, Mr. Radke owns a membership interest in Corridor equal to approximately 9.8% of Corridor’s total membership interests. He initially received a membership interest in 2009 for, among other things, his experience and role in the operations of Corridor. Mr. Radke also purchased a portion of his membership interests in Corridor. In connection with their roles, Mr. Larson and Mr. Morey also own membership interests in Corridor (in each case equal to less than 1% of Corridor’s total membership interests).

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day‑to‑day management responsibilities with respect to more than one fund or other account. The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the WB/MNAS Fund, Growth & Income Fund, Dividend Harvest Fund and Energized Dividend Fund, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the WB/MNAS Fund, Growth & Income Fund, Dividend Harvest Fund and Energized Dividend Fund. Securities selected for funds or accounts other than the WB/MNAS Fund, Growth & Income Fund, Dividend Harvest Fund and Energized Dividend Fund, as applicable, may outperform the securities selected for any of such Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance‑based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day‑to‑day management responsibilities.

•

The WB/MNAS Fund, Growth & Income Fund, Dividend Harvest Fund and the Energized Dividend Fund have adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that this code of ethics will adequately address such conflicts.

The Investment Adviser and each of the WB/MNAS Fund, Growth & Income Fund, Dividend Harvest Fund and Energized Dividend Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed and Share Ownership in the Funds

The number of, and total assets in, all registered investment companies (other than the Funds), other pooled investment vehicles, and other accounts overseen by, and the dollar range of equity securities of the Funds beneficially owned by the portfolio managers as of December 31, 2017, are as follows:

Name of Portfolio Manager	Number of Registered Investment Company Accounts Overseen (Other than the Funds) & Total Assets for Such Accounts	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets for Such Accounts	Beneficial Ownership of Equity Securities in the Funds
Monte Avery	7 accounts with assets of $352 million	None	None	None (WB/MNAS Fund)
$1 - $10,000 (Energized Dividend Fund)
$50,001 - $100,000 (High Income Fund)
Shannon D. Radke	7 accounts with assets of $352 million	None	None	$50,001 - $100,000 (WB/MNAS Fund)
$50,001 - $100,000 (Dividend Harvest Fund)
$10,001 - $50,000 (Energized Dividend Fund) $50-001 - $100,000 (Growth & Income Fund)
$10,001 - $50,000 (High Income Fund)
Josh Larson	7 accounts with assets of $352 million	None	None	$10,001 - $50,000 (WB/MNAS Fund)
$10,001 - $50,000 (Dividend Harvest Fund)
$1 - $10,000 (Growth & Income Fund)
Michael Morey	0 accounts with assets of $0	None	None	$10,001 - $50,000 (WB/MNAS Fund)
$10,001 - $50,000 (Dividend Harvest Fund)
None (Energized Dividend Fund)
$10,001 - $50,000 (High Income Fund)
Trey Welstad	0 accounts with assets of $0	None	None	$10,001 - $50,000 (WB/MNAS Fund)
$1 - $10,000 (Dividend Harvest Fund)
$1 - $10,000 (Energized Dividend Fund)
$1 - $10,000 (Growth & Income Fund)

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

Investment Sub‑Adviser and Portfolio Managers—High Income Fund

Since May 5, 2008, J.P. Morgan Investment Management Inc. (“JPMIM”) has served as sub‑adviser to the High Income Fund. JPMIM, located at 270 Park Avenue, New York, New York 10017, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and provides investment advisory services to a substantial number of institutional and other investors. JPMIM is a wholly‑owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly‑owned subsidiary of JPMorgan Chase & Co. (“JPMC”), a bank holding company.

As compensation for sub advisory services provided to the High Income Fund, the Investment Adviser (and not the Fund) is required to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund’s average daily net assets (allocated proportionally among Class A, Class C and Class I shares of the High Income Fund).

Portfolio Manager Information

The portfolio managers identified below are jointly responsible for the day‑to‑day management of the Fund’s portfolio.

Robert L. Cook, managing director, is the global head of the High Yield team in the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Indianapolis, he is the lead portfolio manager and is responsible for overseeing all high yield total return strategies. Mr. Cook is also a member of the Global Fixed Income Macro Strategy Team. Prior to joining JPMIM in 2004, Mr. Cook was co‑head of the fixed income investment process at 40|86 Advisors, where he was responsible for managing high yield total return assets and was the director of credit research. Prior to joining 40|86 Advisors in 1994, he worked at PNC Bank’s investment banking division in Pittsburgh, Pennsylvania, where he was involved with syndicated loans, mergers and acquisitions, private placements, and structured products. Mr. Cook holds a B.S. in finance from Indiana University. He is a CFA charterholder and a member of the Indianapolis Society of Financial Analysts.

Thomas Hauser, managing director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Indianapolis, he is the co‑lead portfolio manager within the High Yield Fixed Income Team and is responsible for overseeing high yield total return strategies, sub‑advised mutual fund assets and absolute return credit products. Prior to joining JPMIM in 2004, Mr. Hauser was a co‑portfolio manager on three mutual funds and co‑head of the Collateralized Bond Obligation (CBO) Group at 40|86 Advisors. Prior to joining 40|86 Advisors in 2001, he had been with Van Kampen Investments since 1993, where he was a vice president responsible for co‑managing several high yield mutual funds and was head of the high yield trading desk. Mr. Hauser holds a B.S. in finance from Miami (Ohio) University. He is a CFA charterholder and a member of the Indianapolis Society of Financial Analysts.

Portfolio Manager Compensation

JPMIM’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMIM manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMIM or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMIM’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMIM’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre‑tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMIM has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long‑term.

Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMIM’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non‑cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan which may include or can be placed in restricted stock units, depending on the employee’s election. When these awards vest over time (typically three years), the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds or shares of JPMorgan common stock.

Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMIM’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMIM and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMIM, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time‑to‑time.

JPMIM, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or JPMorgan Chase. JPMIM and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM, or JPMorgan Chase or its clients.

JPMIM and/or JPMorgan Chase may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and JPMorgan Chase or its or their portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or JPMorgan Chase could be viewed as having a conflict of interest to the extent that JPMIM or JPMorgan Chase has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or JPMorgan Chase’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and JPMorgan Chase by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or JPMorgan Chase may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and JPMorgan Chase may be perceived as causing accounts they manage to participate in an offering to increase JPMIM’s or JPMorgan Chase’s overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or JPMorgan Chase manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or JPMorgan Chase could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or JPMorgan Chase will take on behalf of its or their various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.

The goal of JPMIM and JPMorgan Chase is to meet their fiduciary obligation with respect to all clients. JPMIM and JPMorgan Chase have policies and procedures that seek to manage conflicts. JPMIM and JPMorgan Chase monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and JPMorgan Chase also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro‑rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM or JPMorgan Chase may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM and JPMorgan Chase attempt to mitigate any potential unfairness by basing non‑pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or JPMorgan Chase so that fair and equitable allocation will occur over time.

Other Accounts Managed and Share Ownership in the High Income Fund

The information set forth below with respect to the portfolio managers of the High Income Fund has been provided by JPMIM.

The number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by, as well as dollar range of equity securities beneficially owned by these portfolio managers, as of December 31, 2017, are as follows:

Robert Cook

	Number of accounts managed*		Assets managed*
	Total	For which advisory fee is performance based	Total	For which advisory fee is performance based
Registered investment companies	10	0	$4.47 billion	0
Other pooled investment vehicles	19	0	$16.94 billion	0
Other accounts	14	0	$3.10 billion	0

*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Thomas Hauser

	Number of accounts managed*		Assets managed*
	Total	For which advisory fee is performance based	Total	For which advisory fee is performance based
Registered investment companies	10	0	$4.47 billion	0
Other pooled investment vehicles	19	0	$16.94 billion	0
Other accounts	14	0	$3.10 billion	0

*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

As of December 31, 2017, Robert L. Cook and Thomas Hauser did not own any equity securities of the High Income Fund.

Manager‑of‑Managers

Under each Investment Advisory Agreement, the Investment Adviser is authorized, at its own cost and expense, to enter into a sub‑advisory agreement with a sub‑adviser with respect to the respective Fund. If an investment adviser delegates portfolio management duties to a sub‑adviser, the 1940 Act generally requires that the sub‑advisory agreement between the adviser and the sub‑adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub‑adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

In 2009, shareholders of each then existing Fund approved a “manager of managers” structure for their Fund. Subsequently, the initial shareholder of the Dividend Harvest Fund and the Energized Dividend Fund approved the structure for each respective Fund. Under the terms of an order from the SEC, the Funds may be managed under a “manager of managers” structure (the “SEC Order”). The SEC Order generally permits Viking Management to enter into and materially amend sub advisory agreements with unaffiliated sub advisers subject to approval by the Board of Trustees, but without obtaining shareholder approval. If a sub adviser is hired to provide sub advisory services to a Fund, the Fund will provide information concerning the sub adviser to shareholders of the Fund concerned.

Under the “manager‑of‑managers” structure for a Fund, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub‑advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Funds’ Board of Trustees) to oversee sub‑advisers and recommend to the Board their hiring, termination, and replacement. Viking Management would remain responsible for providing general management services to a Fund utilizing the manager‑of‑managers structure, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub‑advisers to manage all or a part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub‑advisers; (iv) monitor and evaluate the performance of sub‑advisers; and (v) implement procedures reasonably designed to ensure that the sub‑advisers comply with the Fund’s investment objectives, policies, and restrictions.

Code of Ethics

Viking Management, Integrity Funds Distributor and the Funds have adopted codes of ethics under Rule 17j‑1 of the 1940 Act. Similarly, JPMIM has adopted a code of ethics. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception, or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the respective codes to invest in securities, including securities that may be purchased or held by the Funds, subject to the restrictions of the codes.

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR

Integrity Fund Services, a wholly‑owned subsidiary of Corridor, a North Dakota limited liability company affiliated with the Investment Adviser and Distributor, provides each Fund with transfer agent, accounting, and administrative services. Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703.

Transfer Agent

As transfer agent, Integrity Fund Services performs many of the Funds’ clerical and administrative functions. For its transfer agency services, every month each Fund pays Integrity Fund Services an asset‑based fee, plus reimbursement of out‑of‑pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class of a Fund. The Transfer Agent is responsible for (among other things) administering and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer, and redemption or repurchase (including coordination with the custodian) of shares.

Accounting Service Provider and Administrator

Accounting services provided by Integrity Fund Services to the Funds may include, but are not limited to, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi‑annual and annual reports. As administrator for the Funds, Integrity Fund Services manages all aspects of a Fund’s operations except those provided by other service providers. For accounting and administrative services, each Fund pays to Integrity Fund Services at the end of each calendar month a flat fee plus an asset‑based fee and reimburses Integrity Fund Services for certain out‑of‑pocket expenses. An additional fee of $1,000 per month is charged for each additional share class of a Fund.

For the fiscal periods noted, the Funds paid to Integrity Fund Services the following amounts for services provided:

Fund	Date of Fiscal Year End	Combined Accounting and Administrative Fees(1)	Transfer Agency Fee(1)
	12/31/2015	$1,017,091	$1,552,193
WB/MNAS Fund	12/30/2016	$ 807,829	$1,253,255
	12/31/2017	$ 736,068	$1,139,910
	12/31/2015	$ 21,085	$ 32,482
Growth & Income Fund	12/30/2016	$ 51,328	$ 55,185
	12/31/2017	$ 80,673	$ 75,701
	12/31/2015	$ 20,657	$ 20,154
High Income Fund	12/30/2016	$ 49,345	$ 35,229
	12/31/2017	$ 79,861	$ 49,311
	12/31/2015	$ 18,733	$ 26,077
Dividend Harvest Fund	12/30/2016	$ 77,693	$ 95,211
	12/31/2017	$ 216,772	$ 262,888
Energized Dividend Fund(2)	12/30/2016	$ 0	$ 674
	12/31/2017	$ 34,633	$ 11,394

(1)		After waivers and expense reimbursements, if any.

(2)		The Energized Dividend Fund commenced operations on May 2, 2016.

CUSTODIAN

Wells Fargo Bank, NA, Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55479, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund’s independent registered public accounting firm is Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115. Shareholders will receive annual financial statements, together with a report of the independent registered public accounting firm and semi‑annual unaudited financial statements of the Funds. The independent registered public accounting firm will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60603 serves as counsel for the Trust.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through Integrity Funds Distributor, LLC, PO Box 500, Minot, North Dakota 58702.

Since July 31, 2009, the Distributor has been a wholly owned subsidiary of Corridor. Prior to July 31, 2009, the Distributor was a wholly owned subsidiary of Integrity. Shannon D. Radke is an officer and governor of Corridor, an officer of the Trust, and an officer and governor of Integrity Funds Distributor. Peter A. Quist is a governor of Corridor and an officer of the Trust. Robert E. Walstad is a governor of Corridor and a Trustee and Chairman of the Trust. Adam C. Forthun and Brent M. Wheeler are Officers of the Trust. See “Trustees and Officers.” Mr. Radke, Mr. Walstad, Mr. Quist, Mr. Wheeler, and Mr. Forthun are each members of Corridor and, accordingly, may indirectly benefit from the payment of 12b-1 fees (with respect to Class A shares or Class C shares) or brokerage commissions by the Funds to the Distributor.

Pursuant to a Distribution and Services Agreement with each Fund, Integrity Funds Distributor serves as principal underwriter and distributor of the Funds. Pursuant to this agreement, Integrity Funds Distributor purchases shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders. Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares. Integrity Funds Distributor receives for its services the applicable sales charge of a Fund’s Class A shares, and reallows a majority or all of such amount to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act. Integrity Funds Distributor does not receive any sales charge with respect to the Class I shares of a Fund.

The following table reflects the amount of underwriting commissions for each Fund specified with respect to its Class A and Class C shares and the amount retained by the Distributor for each of the last three fiscal years.

	Underwriting Commissions for the Fiscal Year Ended			Amount Retained by the Distributor for the Fiscal Year Ended
	12/31/2015	12/30/2016	12/31/2017	12/31/2015	12/30/2016	12/31/2017
WB/MNAS Fund	$3,364,215	$1,408,789	$672,203	$ 535,511	$226,392	$110,800
Growth & Income Fund	$ 58,746	$ 39,127	$ 27,722	$ 10,636	$ 8,287	$ 5,203
High Income Fund	$ 50,844	$ 29,380	$ 32,708	$ 10,780	$ 6,527	$ 7,383
Dividend Harvest Fund	$ 342,385	$1,291,888	$938,590	$ 59,536	$225,143	$167,893
Energized Dividend Fund*	N/A	$ 49,261	$ 45,905	N/A	$ 7,826	$ 7,320

*	The Energized Dividend Fund commenced operations on May 2, 2016.

Compensation

The following table sets forth the amount of underwriting commissions, brokerage commissions, compensation on redemptions, and any other compensation received by the Distributor from the respective Fund indicated below during the most recent fiscal year.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(1)
WB/MNAS Fund (Class A)	$110,800	$ 244	$0	$2,105,702
WB/MNAS Fund (Class C)	$ 0	$10,834	$0	$ 416,202
WB/MNAS Fund (Class I)	$ 0	$ 0	$0	$ 0
Growth & Income Fund (Class A)	$ 5,203	$ 0	$0	$ 82,782
Growth & Income Fund (Class C)	$ 0	$ 0	$0	$ 1,777
Growth & Income Fund (Class I)	$ 0	$ 0	$0	$ 0
High Income Fund (Class A)	$ 7,383	$ 0	$0	$ 62,782
High Income Fund (Class C)	$ 0	$ 42	$0	$ 53,004
High Income Fund (Class I)	$ 0	$ 0	$0	$ 0
Dividend Harvest Fund (Class A)	$167,983	$ 0	$0	$ 295,833
Dividend Harvest Fund (Class C)	$ 0	$ 9,347	$0	$ 150,779
Dividend Harvest Fund (Class I)	$ 0	$ 0	$0	$ 0
Energized Dividend Fund (Class A)	$ 7,320	$ 0	$0	$ 3,343
Energized Dividend Fund (Class C)	$ 0	$ 0	$0	$ 1,306
Energized Dividend Fund (Class I)	$ 0	$ 0	$0	$ 0

(1)	Integrity Funds Distributor received this amount under the 12b‑1 plan of the respective Fund.

Other Compensation to Certain Dealers

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the Integrity/Viking Funds which are distributed by the Distributor. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Integrity/Viking Funds, including costs associated with educating a firm’s financial advisors about the features and benefits of the Integrity/Viking Funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity/Viking Funds.

In fiscal year 2018, the Distributor expects that it will pay additional compensation to the following dealers:

Ameriprise Financial, Inc.

J.P. Morgan Clearing Corp.

National Financial Services, LLC

Pershing LLC

UBS Financial Services, Inc.

Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

12b‑1 Plans

The Funds have adopted plans (the “Plans”) pursuant to Rule 12b‑1 under the 1940 Act. Rule 12b‑1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution and Services Agreement with Integrity Funds Distributor. Under each Funds’ Plan related to the Class A shares, the WB/MNAS Fund is authorized to pay Integrity Funds Distributor an annual fee of up to 0.50% and each of the High Income Fund, Growth & Income Fund, Dividend Harvest Fund, and Energized Dividend Fund are authorized to pay Integrity Funds Distributor an annual fee of up to 0.25% of the average daily net assets of the respective Fund’s Class A shares (the “Class A 12b‑1 Fee”). Under each Fund’s Plan related to the Class C shares, it is authorized to pay Integrity Funds Distributor an annual fee of up to 1.00% (up to 0.75% for distribution and up to 0.25% for shareholder services) of the average daily net assets of the respective Fund’s Class C shares (the “Class C 12b‑1 Fee”) (the Class A 12b‑1 Fee and Class C 12b‑1 Fee are collectively referred to as the “12b‑1 Fee”).

Integrity Funds Distributor may use this 12b‑1 Fee to pay a fee on a quarterly basis to broker‑dealers, including Integrity Funds Distributor and affiliates of the Investment Adviser, banks, and savings and loan institutions, and their affiliates and associated broker‑dealers that have entered into service agreements with Integrity Funds Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. To the extent any of the 12b‑1 Fee is not paid to Service Organizations as a service fee, Integrity Funds Distributor may use such fee for its expenses of distribution of Fund shares. The 12b‑1 Fee payable to Integrity Funds Distributor is calculated and paid monthly and the service fee payable to Service Organizations is calculated quarterly and paid the month following the calculation. In return, Integrity Funds Distributor will bear all expenses in connection with the distribution of shares of the Funds, such as, among other expenses: expenses of persons who provide support services in connection with the distribution of shares; costs relating to the formulation and implementation of marketing and promotional activities; and costs of printing and distributing prospectuses, reports and sales literature to prospective shareholders. The Plan compensates Integrity Funds Distributor regardless of its expenses, however, and, in any given year, Integrity Funds Distributor may have fewer expenses than the amount of the payments.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Fund’s Board, including a majority of the trustees who are not “interested persons” of such Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). Each Fund’s Plan (with respect to a Fund or a given class, as applicable) may be terminated at any time, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the applicable class of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder with respect to a class would require approval by a majority of the outstanding shares of the affected class of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. Integrity Funds Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Integrity Funds Distributor may, out of its own resources, make payments to dealers that are holders or dealers of record for accounts in one or more of the Funds. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives, and management representatives of the dealer. Integrity Funds Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, Integrity Funds Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by Integrity Funds Distributor may include financial assistance to dealers that enable Integrity Funds Distributor to participate in and/or present at conferences or seminars, sales, or training programs for invited registered representatives and other employees, client and investor events, and other dealer‑sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self‑regulatory agency, such as FINRA. Integrity Funds Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

Integrity Funds Distributor has voluntarily agreed (not as part of the Distribution Agreement) to waive a portion of the fee payable under the Plan during the early stages of a Fund’s existence and may voluntarily waive a portion of such fee at other times. The table below provides, for the fiscal years ended December 31, 2017, the fees payable by the Funds under the Plans, the fees paid by the Funds under the Plans net of waivers, and the amount of fees waived by the Distributor.

	12b‑1 Fees Payable for the Fiscal Year Ended December 31, 2017	12b-1 Fees After Waivers	Fees Waived by Distributor
WB/MNAS Fund (Class A)	$133,884	$2,105,702	$0
WB/MNAS Fund (Class C)	$ 29,368	$ 416,202	$0
Growth & Income Fund (Class A)	$ 6,856	$ 82,782	$0
Growth & Income Fund (Class C)	$ 147	$ 1,777	$0
High Income Fund (Class A)	$ 4,862	$ 62,782	$0
High Income Fund (Class C)	$ 4,242	$ 53,004	$0
Dividend Harvest Fund (Class A)	$ 22,086	$ 295,833	$0
Dividend Harvest Fund (Class C)	$ 13,557	$ 150,779	$0
Energized Dividend Fund (Class A)	$ 378	$ 3,343	$0
Energized Dividend Fund (Class C)	$ 172	$ 1,306	$0

The 12b‑1 Fees paid by the Funds during the fiscal year ended December 31, 2017 were spent toward the following distribution-related expenses:

Advertising & Promotion		Compensation to Dealers (including commission and service fees)	Compensation to Sales Personnel and Payroll Taxes	Distribution Related Overhead	Absorbed by the Distributor(1)
WB/MNAS Fund (Class A)	$9,035	$751,883	$601,820	$154,218	$588,746
WB/MNAS Fund (Class C)	$ 918	$301,618	$ 61,738	$ 15,873	$36,055
Growth & Income Fund (Class A)	$ 732	$ 29,241	$ 50,553	$ 13,186	$(10,930)
Growth & Income Fund (Class C)	$ 4	$ 877	$ 278	$ 73	$545
High Income Fund (Class A)	$ 550	$ 48,709	$ 37,976	$ 9,922	$(34,375)
High Income Fund (Class C)	$ 116	$ 37,233	$ 8,081	$ 2,121	$5,453
Dividend Harvest Fund (Class A)	$2,618	$166,128	$179,626	$ 47,040	$(99,579)
Dividend Harvest Fund (Class	$ 342	$112,894	$ 24,102	$ 6,356	$7,085
Energized Dividend Fund (Class A)	$ 34	$ 498	$ 2,299	$ 601	$(89)
Energized Dividend Fund (Class C)	$ 4	$ 2,460	$ 253	$ 63	$(1,474)

(1)

The difference between 12b‑1 Fees paid by the Funds and Plan expenses incurred by the Distributor. Negative amounts represent unreimbursed expenses, that is, expenses that qualified for the Plan but that were paid by the Distributor.

As of December 31, 2017 the following unreimbursed Plan expenses had been incurred by the Distributor in a previous year and carried over to future years:

	Dollar Amount	Percentage of Fund Net Assets
WB/MNAS Fund (Class A)	$0	0.00%
WB/MNAS Fund (Class C)	$(209,657)	0.56%
Growth & Income Fund (Class A)	$(113,291)	0.33%
Growth & Income Fund (Class C)	$(1,356)	0.63%
High Income Fund (Class A)	$(428,978)	1.75%
High Income Fund (Class C)	$0	0.00%
Dividend Harvest Fund (Class A)	$(405,001)	0.36%
Dividend Harvest Fund (Class C)	$(54,961)	0.32%
Energized Dividend Fund (Class A)	$(501)	0.02%
Energized Dividend Fund (Class C)	$(1,272)	0.44%

You can ask your dealer for information about any payments it receives from the Distributor and any services provided. See also “Purchase and Redemption of Shares” for additional information regarding compensation to dealers.

PROXY VOTING POLICY

The Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings. The Trustees will review each Fund’s proxy voting records from time to time and will annually consider revising its proxy voting policy (“Policy”). Under the Policy, the Investment Adviser may retain outside consultants for analyses of issues and to act as voting agent. Currently, the Investment Adviser generally follows proxy voting guidelines developed by Glass, Lewis & Co.

The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund’s shareholders and the Investment Adviser or any of its affiliates or an affiliate of the Funds. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser will normally refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, such Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETFs or other investment company shares held by a Fund, each Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12‑month period ended June 30 is available by the following August 31 without charge, upon request, by calling 800‑276‑1262, on the SEC’s website at www.sec.gov or at the Trust’s website at www.integrityvikingfunds.com.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over‑the‑counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker‑dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. While the Investment Adviser and Sub‑Adviser generally seek to obtain the most favorable prices, a Fund may not necessarily pay the lowest spread or commission available. In selecting brokers and dealers to execute portfolio transactions, the Investment Adviser and Sub‑Adviser are authorized to consider the prices and rates of brokerage commissions, as well as other relevant factors, including:

•	the market impact of the trade;

•	the broker or dealer’s execution capabilities;

•	the size of the transaction;

•	the difficulty associated with executing the transactions;

•	the operational facilities of the broker or dealer;

•	the risk to the broker or dealer of positioning a block of securities;

•	brokerage service arrangements made available by the broker or dealer; and

•	research, brokerage, and other services provided by the broker or dealer (as described below).

Although commissions paid on every transaction will, in the judgment of the Investment Adviser and the Sub‑Adviser (collectively “Adviser” for purposes of this section), be reasonable in relation to the value of the brokerage services provided, under each investment advisory agreement and sub‑advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an Adviser may cause a Fund to pay a commission to broker‑dealers who provide brokerage and research services to the Adviser for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker‑dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker‑dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the applicable Funds and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of an Adviser and not solely or necessarily for the benefit of the Funds. The Investment Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by an Adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Adviser will not be reduced as a consequence of the Investment Adviser’s receipt of brokerage and research services. To the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Investment Adviser. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to Viking Management, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Securities owned by the Funds may not be purchased from or sold to the Investment Adviser or any affiliated person (as defined in the 1940 Act) of the Investment Adviser except as may be permitted by applicable rules and regulations. Affiliated persons of the Investment Adviser include its parent, Corridor, each of their respective subsidiaries, and the Officers and Directors of any of such entities.

For the fiscal year ends listed below, the Funds paid brokerage commissions in the following amounts:

	12/31/2015	12/30/2016	12/31/2017
WB/MNAS Fund	$473,390	$417,618	$379,700
Growth & Income Fund	$ 8,052	$ 7,786	$ 4,517
High Income Fund	$ 0	$ 13	$ 0
Dividend Harvest Fund	$ 8,174	$ 22,146	$ 25,507
Energized Dividend Fund(1)	N/A	$ 733	$ 1,552(1)

(1)	The Energized Dividend Fund commenced operations on May 2, 2016.

The Funds are authorized to execute portfolio transactions through, and to pay commissions to broker‑dealers affiliated with the Investment Adviser, and broker‑dealer affiliates of the Sub‑Adviser, and to purchase securities in underwritings in which these broker‑dealers are members of the underwriting syndicate. A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Investment Adviser, the Sub‑Adviser, Integrity Funds Distributor, or their affiliates.

None of the Funds paid brokerage commissions to brokers affiliated with the Funds, Viking Management, the Sub‑Adviser, Integrity Funds Distributor or Corridor (or with an affiliated person of any such persons) in any of the last three fiscal years.

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with Integrity Funds Distributor or from Integrity Funds Distributor directly. Each Fund offers Class A shares, Class C shares and Class I shares. Class A shares, Class C shares and Class I shares are described below and in the Prospectus.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up‑front sales charge, if any, imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on December 31, 2017 for each Fund.

	Net Asset Value per Share	Per Share Sales Charge	Per Share Offering Price to the Public	Shares Outstanding
WB/MNAS Fund	$ 5.48	$0.29	$ 5.77	61,931,749
Growth & Income Fund*	$53.51	$2.82	$56.33	646,649
High Income Fund	$ 7.80	$0.35	$ 8.15	3,155,608
Dividend Harvest Fund	$14.68	$0.77	$15.45	7,609,587
Energized Dividend Fund	$12.43	$0.65	$13.08	186,669

*

If you are a Class A shareholder of the Growth & Income Fund and you were also a Class A shareholder of that Fund on April 30, 2011 (a “Pre‑May 2011 Existing Shareholder”), you will not be subject to an up‑front sales charge on purchases of additional Class A shares of the Growth & Income Fund.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with Integrity Funds Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with Integrity Funds Distributor. Such dealer or agent may place a telephone order with Integrity Funds Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

Each Fund receives the net asset value of all its respective shares that are sold. Integrity Funds Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time, Integrity Funds Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which Integrity Funds Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by Integrity Funds Distributor or participates in sales programs sponsored by Integrity Funds Distributor. These programs will not change the price that an investor pays for shares or the amount that a Fund will receive from such sale. See also “Distributor” for additional information regarding fees paid to broker‑dealers and others.

Reduction of Up‑Front Sales Charges on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the funds in the Integrity/Viking family of funds, during a thirteen‑month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “The Shares Offered—Class A Shares” and by signing a non‑binding Letter of Intent, which may be signed at any time within ninety days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the thirteen‑month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares (including reinvested dividends) made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the thirteen‑month period equal or exceed the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares (including reinvested dividends) exceed the amount specified and qualify for a further quantity discount, Integrity Funds Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. Accumulated holdings (as described in the discussion below entitled “Rights of Accumulation”) eligible to be aggregated as of the day immediately before the start of the Letter of Intent period may be credited towards satisfying the Letter of Intent. An investor will be considered to have fulfilled the Letter of Intent if the value of the investor’s holdings on the last day of the Letter of Intent period equals or exceeds the intended purchase amount. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge. Each Fund reserves the right to modify or terminate this program at any time. It is the responsibility of the dealer of record and/or the investor to advise Integrity Funds Distributor about the Letter of Intent when placing purchase orders during the Letter of Intent period.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse, children, and grandchildren if they are under the age of 21 (cumulatively, the “Investor”) in some or all of the Integrity/Viking Funds to reach a breakpoint discount. Your retirement plan accounts, family trust accounts and solely controlled business accounts may also be included. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k), 403(b), or 457 plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

A purchase of shares may qualify for a ROA. The applicable sales charge will be based on the total of:

•	the Investor’s current purchase of shares in the Integrity/Viking Funds; and

•	the cumulative cost of shares purchased or the current market value of the shares of the Integrity/Viking Funds held by the Investor, whichever is greater.

For example, if an Investor owned shares worth $40,000 at the current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of shares through a broker‑dealer, when each purchase is made, the individual investor or the broker‑dealer must provide the respective Integrity/Viking Fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Integrity/Viking Funds.

Investments of $1 Million or More

If you invest $1 million or more in a Fund, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 24 months of purchase; a CDSC will not be assessed on redemptions of shares of the Growth & Income Fund that were purchased by Pre‑May 2011 Existing Shareholders. For each such Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions in the Fund. Each time you place a redemption request, the Funds will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Funds will sell the shares in the order in which they were purchased. The same method will be used if you exchange your shares into another Integrity/Viking Fund.

Group Program

Each Fund has a group investment and reinvestment program (the “Group Program”) which allows investors to purchase Class A shares of a Fund with a lower minimum initial investment and with a lower sales charge, if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program

If the investor’s Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Prospectus for each purchase by a participant of a Group Program will be based on the combined current purchases of such group of Class A shares together with the combined net asset value of Class A shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program

The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

•	the administrator of an investor’s investment program must have entered into an agreement with Integrity Funds Distributor;

•

such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program; and

•

such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent’s processing system.

Additional Criteria for the Group Program

As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional Class A shares without any systematic withdrawal program described herein and that the minimum new investment in Class A shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

Waivers of Up‑Front Sales Charge on Class A Shares

Shares of the Funds may be purchased without an initial sales charge by various individuals and institutions, including:

•

current and former registered representatives and employees, including their immediate families, of broker‑dealers having selling group agreements with Integrity Funds Distributor or any trust, pension, profit‑sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents, and their siblings);

•

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody, or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor or one of its affiliates, or any trust, pension, profit‑sharing, or other benefit plan for such persons;

•	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•	investors purchasing through certain asset- or transaction-fee based investment advisers, broker dealers, bank trust departments, and other financial services firms;

•	401(k), 403(b), 457, profit‑sharing, and defined benefit plans; excluded from this waiver are SEPs, SARSEPs, and SIMPLE IRAs;

•	foundations and endowments, provided the foundation or endowment has assets of $1 million or more; and

•	with respect to Class A shares of the Growth & Income Fund, Pre‑May 2011 Existing Shareholders.

The elimination of the up‑front sales charge for certain individuals and institutions is provided because of anticipated economies of scale and reduced sales‑related efforts. A Fund must be notified in advance that you believe your investment qualifies for a sales charge reduction or waiver.

Class C Shares

As described in the Prospectus, you can buy Class C shares of each Fund at the offering price, which is the net asset value per share. Each Fund has adopted a plan under Rule 12b‑1 with respect to its Class C shares that authorizes the respective Fund to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of its Class C shares and for providing personal services and the maintenance of shareholder accounts. Under the Plan of each Fund, with respect to its Class C shares, the respective plan may pay an annual Rule 12b‑1 fee of up to 1.00% of its average daily net assets (comprised of a service fee of up to 0.25% of the average daily net assets of the Class C shares and a distribution fee of up to 0.75% of the average daily net assets of the Class C shares). Because these fees are paid out of a Fund’s assets on an on‑going basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges. There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC for the Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

To keep your CDSC as low as possible, each time you place a request to sell shares, shares in your account that are not subject to a CDSC will be sold first. If there are not enough of these to meet your request, shares will be sold in the order they were purchased.

Class I Shares

As described in the Prospectus, you can buy Class I shares of each Fund at the offering price, which is the net asset value per share. There is no sales charge or Rule 12b-1 fee that is charged on the Class I shares of any Fund. The minimum initial investment for each Fund per share class is $1,000 ($50 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account (IRA)), and the minimum subsequent investment is $50, but the Funds may accept investments of smaller amounts at their discretion and such minimum amounts may be changed at any time.

Class I shares are available for purchase by the following categories of investors:

•	investors who purchase through a fee based advisory account with a financial intermediary;

•	employer sponsored retirement and benefit plans, endowments, or foundations;

•

banks or bank trust departments investing for their own account or for funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity;

•

subject to applicable law and/or exemptive relief, any registered investment company that is not affiliated with the Integrity/Viking Funds and which invests in securities of other investment companies;

•	any plan organized under section 529 under the Code (i.e., a 529 plan);

•

any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary for themselves, their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents‑in‑law, sons‑in‑law and daughters‑in‑law, siblings, a sibling’s spouse and a spouse’s siblings), their IRAs or employer sponsored IRAs;

•	current, former, and retired trustees/directors, employees, and officers of any Integrity/Viking Fund for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

•	current, former, and retired officers, directors, and governors of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

•

current, former, and retired employees of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, partnership, sole proprietorship, or other business organization in which such persons own a 25% or greater stake; and

•

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, sole proprietorship, or other business organization in which such persons own a 25% or greater stake.

Unless otherwise noted, Class I shares are not available for IRAs or employer sponsored IRAs, unless purchased through a fee-based advisory account with a financial intermediary. Any shares purchased by investors falling within any of the last five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares.  Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services.  Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries.  In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through a monthomatic investment plan (minimum initial investment is $50). With the monthomatic investment plan, monthly investments (minimum $50) are made automatically from the shareholder’s account at a bank, savings and loan association, or credit union into the shareholder’s Fund account. By enrolling in the monthomatic investment plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the monthomatic investment plan by sending written notice to the Transfer Agent. See “Systematic Investing—the Monthomatic Investment Plan” in the Prospectus for additional information.

Exchange Privilege and Share Class Conversions

As described in the Prospectus under “Special Services—Exchanging Shares,” each Fund offers an exchange privilege. The exchange privilege permits a Class A shareholder in a Fund to exchange Class A shares between any Integrity/Viking Fund with an up‑front sales charge structure without paying any additional sales charges. In addition, a Class C shareholder in a Fund may exchange Class C shares for Class C shares of another Fund that offers Class C shares. However, owners of Class A shares of a Fund may not exchange their Class A shares for Class C shares, and owners of Class C shares of a Fund may not exchange their Class C shares for Class A shares. A Class I shareholder in a Fund may exchange Class I shares for Class I shares of another Integrity/Viking Fund that offers Class I shares.  Exchange purchases are subject to eligibility requirements as well as the minimum investment requirements of the fund purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

As described in the Prospectus under “Special Services—Share Class Conversions,” shares of certain classes of a Fund may be converted into shares of certain other classes of the same Fund, provided that you are eligible to buy the new share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of a Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes. Any CDSC associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

The exchange privilege and conversion right may be changed or discontinued upon sixty days’ written notice to shareholders and are available only to shareholders where such exchanges or conversions may be legally made. A shareholder considering an exchange or conversion should obtain and read the prospectus of the applicable Integrity/Viking Fund and consider the differences between it and the fund whose shares he owns or class of shares he owns, as applicable, before making an exchange or conversion. For further information on how to exercise the exchange privilege or to effect conversions, contact the Transfer Agent.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds within 365 days at net asset value without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, your CDSC will be refunded as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

Minimum Investment

The minimum initial investment for each Fund per share class is $1,000 ($50 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account), and the minimum subsequent investment is $50, but the Funds may accept investments of smaller amounts at their discretion and such minimum amounts may be changed at any time.

Redemptions

Requests to sell $100,000 or less generally can be made over the telephone by calling Integrity Fund Services at 800‑601‑5593 or with a simple letter addressed to Integrity Fund Services, LLC, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Fund, Integrity Fund Services will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

•	you are selling more than $100,000 worth of shares;

•	you want your proceeds paid to someone who is not a registered owner;

•	you want to send your proceeds somewhere other than the address of record, or pre‑authorized bank or brokerage firm account; or

•	you have changed the address on your account by phone within the last 30 days.

Payment for shares redeemed will be made in cash as promptly as practicable (but in no event later than seven days) after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When a Fund is requested to redeem shares for which it may not yet have received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within fifteen calendar days).

Payment for shares redeemed may also be done through the Automated Clearing House (“ACH”) network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer. In addition, redemption proceeds may be transmitted through a wire transfer for a fee of $9.00.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell, or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as the Funds take certain measures to verify telephone requests, it will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Additional Information on Purchases and Redemptions

Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Funds.

Each Fund may suspend the right of redemption or delay payment more than seven days:

•	during any period when the NYSE is closed for trading (other than customary weekend and holiday closings) or trading is restricted, as determined by the SEC;

•	when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The NYSE is currently closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund’s portfolio securities at the time.

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 1%, out of its own resources, to broker‑dealers who initiate and are responsible for the purchase of Class A shares for qualified retirement plans or of $1 million dollars or more.

Class A shares of the Growth & Income Fund purchased by Pre‑May 2011 Existing Shareholders will not be subject to an up‑front sales charge (upon purchase) or a CDSC (upon redemption).

Each Fund allocates net interest income to those shares for which the Fund has received payment.

Systematic Withdrawal Program

The owner of $5,000 or more of shares of a Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly, semi‑annually, or annually. Sufficient shares will be redeemed from the investor’s account for the designated amount on approximately the first or the 25th of the applicable month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares (except through reinvestment of distributions) while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. Each Fund reserves the right to amend or terminate the systematic withdrawal program at any time. For additional information, see “Systematic Withdrawal Program” in the Prospectus.

NET ASSET VALUE

For each Fund, net asset value (“NAV”) per share is determined by dividing the total value of that Fund’s assets, less any liabilities, by the number of shares of that Fund outstanding.

The NAV per share of each Fund is determined by Integrity Fund Services as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Standard Time) on each day when the NYSE is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

The Funds’ investments are primarily valued using market quotations. Assets for which market quotations are available are valued as follows:

•

each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price;

•	each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System;

•	United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and

•

short‑term money market instruments (such as certificates of deposit, bankers’ acceptances, and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

All of these prices are obtained by Integrity Fund Services from services that collect and disseminate such market prices. Bid quotations for short‑term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

In addition, corporate debt securities (other than short‑term instruments and debt securities described above) are valued at prices furnished by a pricing service, subject to review and possible revision by the Investment Adviser. Short‑term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available may be fair valued either at amortized cost or at original cost plus accrued interest, subject to Board supervision. To the extent a Fund invests in open‑end management investment companies, such Fund’s NAV will be calculated based upon the NAVs of the registered open‑end management investment companies (other than ETFs, which are valued at their current market value) in which such Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional‑size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Investment Adviser using methods and procedures reviewed and approved by the Trustees.

EXPENSES OF THE FUNDS

The expenses of the Trust and of the Funds include, among others:

•	organization and certain offering expenses of the Funds (including out‑of‑pocket expenses, but not including the Investment Adviser’s overhead and employee costs);

•	fees payable to the Investment Adviser and to any other Fund advisers or consultants;

•	legal expenses;

•	auditing and accounting expenses;

•	interest expenses;

•	telephone, telex, facsimile, postage, and other communications expenses;

•	taxes and governmental fees;

•	fees, dues, and expenses incurred by or with respect to the Funds in connection with membership in investment company trade organizations;

•	cost of insurance relating to fidelity coverage for the Trust’s officers and employees;

•	fees and expenses of the Funds’ administrator or of any custodian, subcustodian, transfer agent, fund accounting agent, registrar, or dividend disbursing agent of the Funds;

•	payments for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any;

•	expenses of preparing share certificates, if any;

•	other expenses in connection with the issuance, offering, distribution, or sale of securities issued by the Funds;

•	expenses relating to investor and public relations;

•	expenses of registering shares of the Funds for sale and of compliance with applicable state notice filing requirements;

•	freight, insurance, and other charges in connection with the shipment of the Funds’ portfolio securities;

•

brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds;

•	expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices, and dividends to shareholders;

•	costs of stationery or other office supplies;

•	any litigation expenses;

•	costs of shareholders’ and other meetings;

•

the compensation and all expenses (specifically including travel expenses relating to the Funds’ business) of officers, Trustees, and employees of the Trust who are not interested persons of the Investment Adviser; and

•

travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, governors, or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning a Fund, or any committees thereof or advisers thereto.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non‑U.S. person, a broker‑dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest, and net short‑term capital gains in excess of net long‑term capital losses) and at least 90% of its net tax‑exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward net capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short‑term and long‑term character of such losses are retained rather than being treated as short‑term as under previous law. Pre‑enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post‑enactment net capital losses must be utilized before pre‑enactment capital losses. As a result, pre‑enactment capital loss carryforwards may be more likely to expire unused. The Funds’ capital loss carryforward amounts as of December 31, 2017 were as follows:

WB/MNAS Fund		Growth & Income Fund	High Income Fund	Dividend Harvest Fund	Energized Dividend Fund
Expires in 2018	$ 0	$0	$ 794,228	$0	$0
Non‑expiring short‑term losses	$ 85,121,812	$0	$ 0	$0	$0
Non‑expiring long‑term losses	$ 78,794,218	$0	$ 969,360	$0	$0
Total Capital Loss Carryforwards	$163,916,030	$0	$1,763,588	$0	$0

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long‑term capital gain over net short‑term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one‑year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual or other non-corporate shareholder from a RIC (such as a Fund) are generally taxed at the same rates that apply to net capital gain, provided that certain holding period and other requirements are satisfied and provided the dividends are attributable to qualified dividend income received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances.

Each Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as qualifying dividend income.

Income and gains from the Fund may also be subject to a 3.8 percent “medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from the Funds because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Fund and corporate shareholder.

Distributions of net capital gain (the excess of net long‑term capital gain over net short‑term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long‑term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital for federal income tax purposes. If a Fund makes a return of capital distribution, the distribution will not be taxable to you to the extent of your basis in your shares and thereafter will be treated as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or lower capital loss when you sell your shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long‑term or short‑term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long‑term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning thirty days before and ending thirty days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long‑term capital loss to the extent of any distributions of long‑term capital gain received by the shareholder with respect to such shares. In addition, a shareholder cannot take into account any sales or similar charge incurred in acquiring shares of a Fund (a “load charge”) in computing gain or loss on the sale of shares of a Fund if the shareholder sells such shares within 90 days of the date the shares are acquired and the shareholder obtains and subsequently exercises, by January 31 of the calendar year following the calendar year of the sale, the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge. (However, such charges shall be treated as incurred in connection with the reinvestment in the shares and will be included in the adjusted basis of such shares.)

Nature of Fund’s Investments

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things:

•	disallow, suspend, or otherwise limit the allowance of certain losses or deductions;

•	convert lower taxed long‑term capital gain into higher taxed short‑term capital gain or ordinary income;

•	convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited);

•	cause a Fund to recognize income or gain without a corresponding receipt of cash;

•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and

•	adversely alter the characterization of certain complex financial transactions.

The Funds’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short‑term or long‑term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount, and timing of distributions to shareholders. These provisions also will require a Fund to mark‑to‑market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the requirements for avoiding excise taxes.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A Fund’s investments in REIT equity securities, if any, may result in the receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes. In addition, such investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

For taxable years beginning after December 31, 2017 and before January 1, 2026, ordinary REIT dividends are treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts, and estates. The Code currently does not contain a provision permitting a RIC to pass the special character of this income through to its shareholders. As a result, direct investors in REITs may be entitled to this deduction while investors that invest in a RIC that invests in REITs will not.

Buying Shares Close to a Record Date

Distributions by a Fund reduce the NAV of such Fund’s shares. Should a taxable distribution reduce the NAV below a shareholder’s cost basis, the distribution would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. Specifically, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Investments in Certain Foreign Corporations

If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Foreign Tax Credit

Investment income and some capital gains received by the Funds on foreign securities may be subject to withholding or other foreign taxes. If your Fund is eligible to and makes an election under the Code, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes, subject in each case to certain limitations.

Non‑U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non‑U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non‑U.S. persons, distributions to non‑U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests, or commodities. Dispositions of shares and capital gains dividends received by such persons may be subject to such withholding after December 31, 2018.

Distributions to non‑financial non‑U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and taxpayer identification number of each substantial U.S. owner. Dispositions of shares and capital gain dividends received by such persons may be subject to such withholding after December 31, 2018.

Income Not Effectively Connected

If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non‑U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non‑U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non‑U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non‑U.S. shareholder certifies his or her non‑U.S. status under penalties of perjury or otherwise establishes an exemption. If a non‑U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest‑related dividend attributable to certain interest income received by the Fund or as a short‑term capital gain dividend attributable to certain net short‑term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

Income Effectively Connected

If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non‑U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents, and domestic corporations. Non‑U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non‑U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non‑U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local, and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended December 31, 2017 appear in the annual report to shareholders of The Integrity Funds and are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statement of changes in net assets, financial highlights, notes, and independent registered public accounting firm’s report.

APPENDIX A—DESCRIPTION OF SHORT‑TERM AND LONG‑TERM OBLIGATION RATINGS

The following descriptions of ratings on obligations are based on information provided by Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).

Short‑Term Obligation Ratings

Moody’s

Ratings assigned on Moody’s global short‑term rating scale are forward‑looking opinions of the relative credit risks of financial obligations issued by non‑financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short‑term ratings are assigned to obligations generally with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined by Moody’s) and financial loss in the event of impairment:

P‑1:	Issuers (or supporting institutions) rated Prime‑1 have a superior ability to repay short‑term debt obligations.

P‑2:	Issuers (or supporting institutions) rated Prime‑2 have a strong ability to repay short‑term debt obligations.

P‑3:	Issuers (or supporting institutions) rated Prime‑3 have an acceptable ability to repay short‑term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

An S&P issue credit rating is a forward‑looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium‑term note programs and commercial paper programs). Short‑term ratings are generally assigned to those obligations considered short‑term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short‑term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long‑term obligations. Medium‑term notes are assigned long‑term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the obligation, and the promise imputed;

•

The protection afforded by and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A‑1:

A short‑term obligation rated “A‑1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A‑2:

A short‑term obligation rated “A‑2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A‑3:

A short‑term obligation rated “A‑3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:

A short‑term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:

A short‑term obligation rated “C” is currently vulnerable to non‑payment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D:

A short‑term obligation rated “D” is in default or in breach of an imputed promise. For non‑hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Long‑Term Obligation Ratings

Moody’s

Ratings assigned on Moody’s global long‑term rating scale are forward‑looking opinions of the relative credit risks of financial obligations issued by non‑financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long‑term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined by Moody’s) and financial loss in the event of impairment.

Investment Grade

Aaa:	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated “A” are judged to be upper‑medium grade and are subject to low credit risk.

Baa:	Obligations rated “Baa” are judged to be medium‑grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Below Investment Grade

Ba:	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa:	Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid‑range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write‑downs of principal that could result in impairment. Together with the hybrid indicator, the long‑term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P

An S&P issue credit rating is a forward‑looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium‑term note programs and commercial paper programs). Medium‑term notes are assigned long‑term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the obligation, and the promise imputed;

•

The protection afforded by and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA:	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated “AA” differs from the highest‑rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher‑rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:

A obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C:

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:

An obligation rated “D” is in default or in breach of an imputed promise. For non‑hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

NR:	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (‑): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (‑) sign to show relative standing within the major rating categories.

PART C
OTHER INFORMATION

ITEM 28: EXHIBITS

(a)	Declaration of Trust dated October 31, 1997(1)

(b)	Bylaws(2)

(c)	(1)	Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.001 per share, dated October 31, 1997(1)

(2)	Amended Certificate of Series Designation(17)

(d)	(1)	(i)	Investment Advisory Agreement between the Registrant and Viking Fund Management, LLC (“Viking Management”) on behalf of the Williston Basin/Mid-North America Stock Fund(2)

(ii)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity High Income Fund(2)

(iii)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity Growth & Income Fund(2)

(iv)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity Dividend Harvest Fund(9)

(v)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity Energized Dividend Fund(17)

(2)	Sub-Advisory Agreement between J.P. Morgan Investment Management Inc. and Viking Management on behalf of the Integrity High Income Fund(2)

(e)	(1)	Distribution and Services Agreement with Integrity Funds Distributor, LLC (“Integrity Funds Distributor”) for the Williston Basin/Mid-North America Stock Fund(2)

(2)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity High Income Fund(2)

(3)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity Growth & Income Fund(10)

(4)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity Dividend Harvest Fund(11)

(5)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity Energized Dividend Fund(17)

(f)	Not Applicable

(g)	(1)	Custody Agreement with Wells Fargo Bank, N.A. on behalf of all Series(10)

(2)	Appendix A to Custody Agreement(17)

(h)	(1)	(i)	(a)	Transfer Agency Agreement between the Registrant and Integrity Fund Services, LLC (“Integrity Fund Services”) on behalf of all Series(2)

(b)	Addendum to Transfer Agency Agreement with respect to all Series(10)

(c)	Addendum to Transfer Agency Agreement with respect to Integrity Dividend Harvest Fund(11)

(d)	Addendum to Transfer Agency Agreement with respect to Integrity Energized Dividend Fund(17)

(ii)	(a)	Administrative and Accounting Services Agreement between the Registrant and Integrity Fund Services on behalf of all Series(2)

(b)	Addendum to Administrative and Accounting Services Agreement with respect to certain Series(10)

(c)	Addendum to Administrative and Accounting Services Agreement with respect to Integrity Dividend Harvest Fund(11)

(d)	Addendum to Administrative and Accounting Services Agreement with respect to Integrity Energized Dividend Fund(17)

(2)	Management Fee Waiver and Expense Reimbursement Agreement between the Registrant and Viking Management on behalf of all Series(20)

(3)	Form of Indemnification Agreement(13)

(i)	(1)	Opinion and Consent of Underberg & Kessler LLP dated December 3, 1997(1)

(2)	Opinion and Consent of Dechert LLP dated September 5, 2003(3)

(3)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated April 27, 2004(4)

(4)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated December 8, 2004(5)

(5)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated February 25, 2005(6)

(6)	Consent of Sutherland Asbill & Brennan LLP dated April 27, 2006(7)

(7)	Opinion and Consent of Counsel dated May 1, 2012(11)

(8)	Opinion and Consent of Counsel dated May 1, 2014(12)

(9)	Consent of Chapman and Cutler LLP(13)

(10)	Opinion and Consent of Chapman and Cutler LLP(14)

(11)	Consent of Chapman and Cutler LLP(16)

(12)	Opinion and Consent of Chapman and Cutler LLP(17)

(13)	Opinion and Consent of Chapman and Cutler LLP(18)

(j)	Consent of Independent Registered Public Accounting Firm(20)

(k)	Not Applicable

(l)	Not Applicable

(m)	(1)	Amended Plan of Distribution and Service Pursuant to Rule 12b‑1 for all Series(18)

(2)	Form of Dealer Agreement(3)

(n)	Amended Multiple Class Plan adopted pursuant to Rule 18f‑3 for all Series(18)

(o)	Reserved

(p)	(1)	Code of Ethics of Viking Management(19)

(2)	Code of Ethics of J.P. Morgan Investment Management Inc.(19)

(z)	(1)	Power of Attorney Authorization(15)

(1)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 6, filed on December 8, 1997.

(2)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 62, filed on May 3, 2010.

(3)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 21, filed on September 5, 2003.

(4)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 23, filed on April 27, 2004.

(5)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 24, filed on December 16, 2004.

(6)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 25, filed on February 25, 2005.

(7)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 29, filed on April 27, 2006.

(8)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 40, filed on May 1, 2008.

(9)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 67, filed on April 26, 2012.

(10)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 68, filed on April 30, 2012.

(11)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 69, filed on May 1, 2012.

(12)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 75, filed on May 1, 2014.

(13)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 77, filed on April 30, 2015.

(14)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 81, filed on August 3, 2015.

(15)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 83, filed on February 16, 2016.

(16)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 84, filed on April 29, 2016.

(17)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 85, filed on May 2, 2016.

(18)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 91, filed on August 1, 2016.

(19)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 93, filed on April 28, 2017.

(20)	Filed herewith.

ITEM 29: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable

ITEM 30: INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to the Trustees, officers, and controlling persons of the Registrant pursuant to the provisions of the Registrant’s Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit, or proceeding) is asserted against the Registrant by such Trustee, officer, or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Declaration of Trust provides with regard to indemnification that:

(a)

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Trust) by reason of the fact that he/she is or was a Trustee, employee, or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him/her in connection with such action, suit, or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, or, with respect to any criminal action or proceedings, that he/she had reasonable cause to believe that his/her conduct was unlawful.

(b)

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he/she is or was a Trustee, employee, or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him/her in connection with the defense or settlement of such action or suit if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, EXCEPT, however, that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his/her duty to the Trust unless and only to the extent that an appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c)

To the extent that a Trustee, employee, or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in subsections (a) or (b) above in defense of any claim, issue, or matter therein, he/she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him/her in connection therewith.

(d)

Except as provided in subsection (c) above, any indemnification under subsection (a) or (b) above (unless ordered by a court) shall be made by the Trust only as permitted under any applicable provisions of Title I of the Employee Retirement Income Security Act of 1974, as amended, and as authorized in the specific case upon a determination that indemnification of a Trustee, employee, or officer is proper in the circumstances because he/she has met the applicable standard of conduct set forth in subsection (a), (b) or (h). Such determination shall be made (1) by the Trustees by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit, or proceeding, or (2) if such a quorum is not obtainable, or, even if such a quorum is obtainable and such quorum so directs, by independent legal counsel in a written opinion.

(e)

Expenses (including attorneys’ fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Trust in advance of the final disposition of such action, suit, or proceeding as authorized by the Trustees upon receipt of an undertaking by or on behalf of the Trustee, employee, or officer to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by the Trust as authorized in the Declaration of Trust; provided that such an undertaking must be secured by a surety bond or other suitable insurance.

(f)

The indemnification provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any rule, agreement, vote of the Shareholders or disinterested Trustees, or otherwise, both as to actions in his/her official capacity and as to actions in any capacity while holding such office, and shall continue as to a person who has ceased to be a Trustee, employee, or officer and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(g)

The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, employee, or officer of the Trust, or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity, or arising out of his/her status as such; provided, however, that the Trust shall not purchase or maintain any such insurance in contravention of any applicable provision of Title I of the Employee Retirement Income Security Act of 1974, as amended.

(h)

Anything to the contrary in the foregoing subsections (a) through (g) above notwithstanding, no Trustee, employee, or officer of the Trust shall be indemnified against any liability to the Trust or the Shareholders to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his/her office, and no Trustee, employee, or officer of the Trust shall be indemnified in any other case in which the 1940 Act would restrict or prohibit such indemnification.

In addition, the Trust has entered into a separate Indemnification Agreement with each of the Trustees (as well as the officers of the Trust) whereby the Trust has generally agreed to indemnify such persons to the fullest extent permitted by the laws of the State of Delaware.  These Indemnification Agreements acknowledge, however, that, in certain instances, applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers.  (See Exhibit (h)(3).)

ITEM 31: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business of Viking Management, LLC (“Viking Management”) is summarized under “Investment Adviser” in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference.

The information required by this Item 31 with respect to each director, officer, or partner of the Registrant’s adviser, Viking Management, is incorporated by reference to Form ADV filed by Viking Management with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-56605).

The information required by this Item 31 with respect to each director, officer, or partner of the Registrant’s sub-adviser, J.P. Morgan Investment Management Inc., is incorporated by reference to Form ADV filed by J.P. Morgan Investment Management Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-21011).

ITEM 32: PRINCIPAL UNDERWRITERS

(a)	The principal underwriter of the Trust’s shares, Integrity Funds Distributor, also currently acts as a principal underwriter for Viking Mutual Funds.

Integrity Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

(b)	The information required by the following table is provided with respect to each director, officer, or partner of each principal underwriter named in the response to Item 25.

	NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
	Shannon D. Radke 1 North Main Street Minot, North Dakota 58703	Governor, President	President
	Brock J. Teets 1 North Main Street Minot, North Dakota 58703	Governor, Vice President	None
	Jonathan R. Hanson 1 North Main Street Minot, North Dakota 58703	Governor, Secretary	None
	Kraig Klebe 1 North Main Street Minot, North Dakota 58703	Governor, Treasurer	None
	Trey A. Welstad 1 North Main Street Minot, North Dakota 58703	Chief Compliance Officer	None

(c)	Not applicable

ITEM 33: LOCATION OF ACCOUNTS AND RECORDS

Wells Fargo Bank, NA, Global Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as custodian of the Registrant and maintains all records related to that function. Integrity Fund Services serves as transfer agent, dividend disbursing, administrative, and accounting services agent of the Registrant and maintains all records related to those functions. Integrity Funds Distributor serves as the principal underwriter of the Registrant and maintains all records related to that function. Viking Management serves as the Registrant’s investment adviser and maintains all records related to that function. The Registrant maintains all of its corporate records. J.P. Morgan Investment Management Inc., serves as sub-adviser to the Intgrity High Income Fund and maintains all records related to that function.

The street address of Integrity Funds Distributor, Integrity Fund Services, Viking Management, and the Registrant is 1 Main Street North, Minot, North Dakota 58703. The street address of J.P. Morgan Investment Management Inc. is 270 Park Avenue, New York, New York 10017.

ITEM 34: MANAGEMENT SERVICES

Not applicable

ITEM 35: UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment Number 95 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot and the State of North Dakota on the 30th day of April, 2018.

THE INTEGRITY FUNDS
By:	/s/ Shannon D. Radke
Shannon D. Radke
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 95 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2018:

Signature	Title

/s/ Shannon D. Radke	President
Shannon D. Radke	(Principal Executive Officer)

/s/ Adam Forthun	Treasurer
Adam Forthun	(Principal Financial and Accounting Officer)

Robert E. Walstad*	Trustee and Chairman of the Board	)
Jerry M. Stai*	Trustee	)	By:	/s/ Shannon D. Radke
R. James Maxson*	Trustee	)		Shannon D. Radke
Wade A. Dokken*	Trustee	)		Attorney-in-Fact

*

An original power of attorney authorizing Shannon D. Radke to execute any amendment to Registration Statement No. 33-53698 for each of the trustees of the Registrant on whose behalf this Post-Effective Amendment No. 95 to the Registration Statement is being filed has been executed and has previously been filed with the Securities and Exchange Commission.

EXHIBITS

(h)	(2)	Management Fee Waiver and Expense Reimbursement Agreement between the Registrant and Viking Management on behalf of all Series

(j)	Consent of Independent Registered Public Accounting Firm

C-62